Registration No. 33-12362

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    Form N-4

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933                   [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                   [ ]

                        POST-EFFECTIVE AMENDMENT NO. 20                 [X]

                                       and
                          REGISTRATION STATEMENT UNDER                  [ ]
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 21                        [X]


                                    ---------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                                 (201) 802-8781
                  (Address and telephone number of Depositor's
                         principal's executive offices)

                                -----------------


                                 CAREN CUNNINGHAM
                            Assistant General Counsel
                      Prudential Mutual Fund Management LLC
                              Three Gateway Center
                         100 Mulberry Street, 9th Floor
                         Newark, New Jersey 07102-4077
                     (Name and address of agent for service)

                                    Copy to:

                             Christopher E. Palmer
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   -----------

Registrant has registered an indefinite amount of contracts pursuant to Rule 24f-2(a)(1) of the Investment Company Act of 1940. The 24f-2 notice for fiscal year 1997 was filed on March 3, 1997.

It is proposed that this filing will become effective (Check appropriate space):

___  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ]  on ______________ pursuant to paragraph (a)(i) of Rule 485
           (date)


___  75 days after filing pursuant to paragraph (a)(ii) of Rule 485

___  on ______________ pursuant to paragraph (a)(ii) of Rule 485
           (date)


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previous filed post-effective amendment.

                              CROSS REFERENCE SHEET

Pursuant to Rule 495(a) under the Securities Act of 1933 indicating the location in the Prospectus and Statement of Additional Information called for by the Items of Parts A and B of Form N-4.


                                                                    Heading in Prospectus or Statement
      Item Number and Caption                                       of Additional Information
      -----------------------                                       ----------------------------------
 1.   Cover Page...............................................     Cover Page
 2.   Definitions..............................................     Definition of Special Terms Used in this Prospectus
 3.   Synopsis.................................................     Summary
 4.   Condensed Financial Information..........................     Condensed Financial Information
 5.   General Description of Registrant,
       Depositor and Portfolio Companies.......................     The Prudential; The Accounts; The Fund; Investment
                                                                     Practices, Management
 6.   Deductions and Expenses..................................     Fee Tables; Charges; The Contracts, Exchange Offer
 7.   General Description of Variable
       Annuity Contracts.......................................     The Contracts, The Accumulation Period; Changes in the
                                                                     Contracts; Voting Rights
 8.   Annuity Period...........................................     The Contracts, The Annuity Period
 9.   Death Benefit............................................     The Contracts, Death Benefits
10.   Purchases and Contract Value.............................     The Prudential; Investment Practices; Determination of
                                                                     Asset Value; The Contracts, The Accumulation Period
11.   Redemptions..............................................     The Contracts; Withdrawal (Redemption) of
                                                                     Contributions; Systematic Withdrawal Plan; Texas
                                                                     Optional Retirement Program
12.   Taxes....................................................     Federal Tax Status
13.   Legal Proceedings........................................     Legal Proceedings
14.   Table of Contents of the
       Statement of Additional Information.....................     Table of Contents - Statement of Additional Information
15.   Cover Page...............................................     Cover Page
16.   Table of Contents........................................     Table of Contents
17.   General Information and History..........................     Not Applicable
18.   Services.................................................     Investment Management and Administration of VCA-10,
                                                                    VCA-11 and VCA-24; Experts
19.   Purchase of Securities Being Offered.....................     Not Applicable
20.   Underwriters.............................................     Investment Management and Administration of VCA-10,
                                                                     VCA-11 and VCA-24; Sales of the Contracts
21.   Calculation of Performance Data..........................     Performance Information
22.   Annuity Payments.........................................     Not Applicable
23.   Financial Statements.....................................     Financial Statements of VCA-10; Financial Statements
                                                                     of VCA-11; Financial Statements of VCA-24; Financial
                                                                     Statements of Prudential

PROSPECTUS
May 1, 1997

                             THE MEDLEY(SM) PROGRAM

                        GROUP VARIABLE ANNUITY CONTRACTS

                                 issued through

       THE PRUDENTIAL                                      THE PRUDENTIAL
VARIABLE CONTRACT ACCOUNT-10                        VARIABLE CONTRACT ACCOUNT-11

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

--------------------------------------------------------------------------------

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 or one or more of the seven Subaccounts of The Prudential Variable Contract Account-24.

The Prudential Variable Contract Account-10 will invest primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.


The Prudential Variable Contract Account-11 will invest in money market instruments selected with the objective of obtaining as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in The Prudential Variable Contract Account-11 is neither insured nor guaranteed by the U.S. Government.


Each of the Subaccounts of The Prudential Variable Contract Account-24 will invest in the corresponding Portfolio of The Prudential Series Fund, Inc. (the "Fund"). The accompanying Prospectus for the Fund describes the investment objectives of the seven Portfolios currently available to Participants: the Diversified Bond Portfolio, the Government Income Portfolio, the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the Stock Index Portfolio, the Equity Portfolio and the Global Portfolio.


This Prospectus provides information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1997, which information is incorporated herein by reference and is available without charge upon written or oral request directed to the address or telephone number shown below. The Table of Contents of the Statement of Additional Information appears on page 35 of this Prospectus.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                    The Prudential Insurance Company of America
                    c/o Prudential Investments
                    30 Scranton Office Park
                    Scranton, PA 18507-1789
                    Telephone 1-800-458-6333


--------------==================================================================

[LOGO]

                                    CONTENTS


                                                                            PAGE
DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS .......................    1
FEE TABLES ................................................................    2
SUMMARY ...................................................................    4
CONDENSED FINANCIAL INFORMATION-VCA-10 ....................................    7
CONDENSED FINANCIAL INFORMATION-VCA-11 ....................................    8
CONDENSED FINANCIAL INFORMATION-VCA-24 ....................................    9
INTRODUCTION ..............................................................   10
THE PRUDENTIAL ............................................................   10
THE ACCOUNTS ..............................................................   10
THE FUND ..................................................................   10
INVESTMENT PRACTICES ......................................................   11
  VCA-10's investment objective ...........................................   11
  VCA-10's investment policies ............................................   11
  Financial Futures Contracts .............................................   11
  Options .................................................................   11
  Real estate-related securities ..........................................   12
  Repurchase agreements ...................................................   12
  Reverse repurchase agreements and dollar roll transactions ..............   12
  When-Issued and Delayed Delivery Securities .............................   12
  Short Sales Against the Box .............................................   13
  Other investment techniques .............................................   13
  VCA-11's investment objective ...........................................   13
  VCA-11's investment policies ............................................   13
  Determination of asset value ............................................   15
MANAGEMENT ................................................................   16
CHARGES ...................................................................   16
  Deferred Sales Charge ...................................................   17
  Limitations on Sales Charges ............................................   17
  Annual Account Charge ...................................................   17
  Charge for Administrative Expenses and Investment Management Services ...   18
  Modification of Charges .................................................   18
THE CONTRACTS .............................................................   18
  The Accumulation Period .................................................   19
     1. Contributions; Crediting Units; Enrollment Forms;
         Deduction for Administrative Expenses ............................   19
     2. Valuation of a Participant's Account ..............................   20
     3. The Unit Value ....................................................   20
     4. Withdrawal (Redemption) of Contributions ..........................   20
     5. Systematic Withdrawal Plan ........................................   21
     6. Texas Optional Retirement Program .................................   22
     7. Death Benefits ....................................................   23
     8. Discontinuance of Contributions ...................................   24
     9. Transfer Payments .................................................   24
    10. Telephone Requests ................................................   25
    11. Exchange Offer into MEDLEY from VCA-2 .............................   25
    12. Exchange Offer with the PMF Funds .................................   25
    13. Loans .............................................................   26
    14. Modified Procedures ...............................................   27
  The Annuity Period ......................................................   27
    1. Electing the Annuity Date and the Form of Annuity ..................   27
    2. Available Forms of Annuity .........................................   28
    3. Purchasing the Annuity .............................................   28
  Assignment ..............................................................   29
  Changes in the Contracts ................................................   29
  Reports .................................................................   29
  Performance Information .................................................   29
  Participation in divisible surplus ......................................   30
FEDERAL TAX STATUS ........................................................   30
VOTING RIGHTS .............................................................   32
OTHER CONTRACTS ON A VARIABLE BASIS .......................................   33
STATE REGULATION ..........................................................   33
LEGAL PROCEEDINGS .........................................................   33
ADDITIONAL INFORMATION ....................................................   34
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION ....................   35
APPENDIX ..................................................................   36


NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where necessary.

               DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Account--An account established for each Participant to record the amount credited to the Participant under a Contract. Separate accounts are maintained for each investment option.

Accumulation Period--The period, prior to the effecting of an annuity, during which the amount credited to a Participant may vary with the investment performance of VCA-10, VCA-11, any Subaccount of VCA -24, or the rate credited under the companion contract, as selected.

Companion Contract--A fixed-dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY Program.

Contract-holder--The employer, association or trust to which Prudential has issued a Contract.

Contracts--The group variable annuity contracts described in this Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

Fund--The Prudential Series Fund, Inc., a mutual fund with separate Portfolios, seven of which correspond to the seven Subaccounts of VCA-24.

MEDLEY Program--The contracts chosen by a Contract-holder from those described in this Prospectus and any Companion Contract(s) comprise the Contract-holder's MEDLEY Program. It is sometimes referred to in this Prospectus as the "Program." MEDLEY is a registered service mark of The Prudential Insurance Company of America.

Non-qualified Combination Contract--A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants within a single Contract to direct contributions to VCA-10, VCA-11, VCA-24 or a general account fixed rate option of Prudential. Separate Accumulation Accounts are maintained for amounts credited to the Participant under each investment option in this Contract. Participant--A person for whom contributions have been made and to whom amounts invested under a Contract or Companion Contract remain credited.

Qualified Combination Contract--A group variable annuity contract issued in connection with qualified arrangements that permits Participants within a single Contract to direct contributions to VCA-10, VCA-11, VCA-24 or a general account fixed rate option of Prudential. Separate Accumulation Accounts are maintained for amounts credited to the Participant under each investment option in this Contract.

Subaccount--A division of VCA-24, the assets of which are invested in shares of the corresponding Portfolio of the Fund. VCA-24 currently has seven Subaccounts:
Diversified Bond Subaccount, Government Income Subaccount, Conservative Balanced Subaccount, Flexible Managed Subaccount, Stock Index Subaccount, Equity Subaccount, and Global Subaccount.

Unit and Unit Value--A Participant is credited with Units in each of VCA-10, VCA-11, and the Subaccounts of VCA-24 in which he invests. The value of these Units changes each day to reflect the investment results of, and deductions of charges from, VCA-10, VCA-11 and the Subaccounts of VCA-24, and the expenses of the Fund Portfolios in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in VCA-10, VCA-11 or any Subaccount of VCA -24 is determined by dividing the amount of the contribution made on his behalf to that Account or Subaccount by the applicable Unit Value for the business day on which the contribution is received at the address shown on the cover of this Prospectus.

Variable Contract Account-10--A separate account of Prudential registered under the Investment Company Act of 1940 as an open-end, diversified management investment company, invested primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

Variable Contract Account-11--A separate account of Prudential registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company, invested in money market instruments selected with the objective of realizing as high a level of current income as is consistent with the preservation of capital and liquidity.

Variable Contract Account-24--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

The purpose of the tables on this page and on the following page is to assist the Participant in understanding the various charges that a Participant in an Account will bear, whether directly or indirectly. For more complete descriptions of the various charges, see "Charges" page 16 of this Prospectus.


                          FEE TABLES--VCA-10 AND VCA-11

                        Participant Transaction Expenses

Sales Load Imposed on Purchases .........................................   None
Deferred Sales Load (as a percentage of contributions withdrawn):

                                            Maximum Deferred Sales Charge as a
   Years of Program Participation         Percentage of Contributions Withdrawn*
   ------------------------------         --------------------------------------
         0-1 year .......................                   7%
         1-2 years ......................                   6%
         2-3 years ......................                   5%
         3-4 years ......................                   4%
         4-5 years ......................                   3%
         5-6 years ......................                   2%
         6-7 years ......................                   1%
         After 7 years ..................                   0%

Maximum Annual Contract Fee .............................................  $30**

                             Annual Account Expenses
                     (as a percentage of average net assets)

                                      VCA-10        VCA-11
                                      ------        ------
Investment Management Fee .........    .25%          .25%
Administrative Fee ................    .75%          .75%
                                      ----          ----
  Total Annual Expenses ...........   1.00%         1.00%
                                      ====          ====

                                    Examples

A.   You would pay the following expenses on
     each $1000 invested assuming (1) a 5% annual
     return and (2) redemption at the end of each
     time period:
                                   1 Year      3 Years      5 Years     10 Years
                                   ------      -------      -------     --------

          VCA-10 ................    $80         $82          $86         $125
          VCA-11 ................     81          83           88          128


B.   You would pay the following expenses on
     the same investment assuming (1) a 5%
     annual return and (2) no redemption or you annuitize at the end of the period:

          VCA-10 ................    $10         $32          $56         $125
          VCA-11 ................     11          33           58          128


The above examples are based on data for each Account's fiscal year ended December 31, 1996. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

----------

* The deferred sales charge may be reduced under certain contracts. See Modification of Charges, page 18.

** The annual contract fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated. For the way in which this fee is deducted, see Annual Account Charge on page 17.

                                FEE TABLE--VCA-24
                        Participant Transaction Expenses

Sales Load Imposed on Purchases .........................................   None
Deferred Sales Load (as a percentage of contributions withdrawn):

                                            Maximum Deferred Sales Charge as a
 Years of Program Participation           Percentage of Contributions Withdrawn*
 ------------------------------           --------------------------------------
          0-1 year ......................                   7%
          1-2 years .....................                   6%
          2-3 years .....................                   5%
          3-4 years .....................                   4%
          4-5 years .....................                   3%
          5-6 years .....................                   2%
          6-7 years .....................                   1%
          After 7 years .................                   0%

Maximum Annual Contract Fee .............................................  $30**

                        Annual Separate Account Expenses
                   (as a percentage of average account value)

Administrative Fee ......................................................  0.75%

                Annual Prudential Series Fund Portfolio Expenses
            (as a percentage of each Portfolio's average net assets)

                                      Diversified   Government Conservative    Flexible      Stock
                                         Bond        Income      Balanced      Managed       Index      Equity       Global
                                       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                                       ---------    ---------    ---------    ---------    ---------   ---------   ---------
Investment Management Fee ......         .40%         .40%         .55%         .60%         .35%         .45%         .75%
Other Expenses .................         .05%         .06%         .04%         .04%         .05%         .05%         .17%
                                         ---          ---          ---          ---          ---          ---          ---
  Total Annual Prudential Series
    Fund Portfolio Expenses ....         .45%         .46%         .59%         .64%         .40%         .50%         .92%
                                         ===          ===          ===          ===          ===          ===          ===

                                    Examples


A.   You would pay the following expenses on each
     $1000 invested assuming (1) 5% annual return and
     (2) redemption at the end of each time period:
                                         1 Year     3 Years    5 Years  10 Years
                                         ------     -------    -------  --------

       Diversified Bond                    $82        $89        $97      $148
       Government Income                    82         89         97       148
       Conservative Balanced                84         93        104       164
       Flexible Managed                     84         94        107       168
       Stock Index                          82         87         94       141
       Equity                               83         90        100       153
       Global                               87        103        121       198


B.   You would pay the following expenses on
     the same investment, assuming (1) a 5%
     annual return and (2) no redemption or you annuitize at the end of the period:

       Diversified Bond                     12         39         67       148
       Government Income                    12         39         67       148
       Conservative Balanced                14         43         74       164
       Flexible Managed                     14         44         77       168
       Stock Index                          12         37         64       141
       Equity                               13         40         70       153
       Global                               17         53         91       198


The above examples are based on data for the fiscal year ended December 31, 1996. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

----------

* The deferred sales charge may be reduced under certain Contracts. See Modification of Charges, page 18.
** The annual contract fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated. For the way in which this fee is deducted, see Annual Account Charge on page 17.

                                     SUMMARY

Five Group Variable Annuity Contracts (the "Contracts") are described in this Prospectus. They are offered by The Prudential Insurance Company of America ("Prudential") for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code" or "Internal Revenue Code") and with non-qualified annuity arrangements. One of the Contracts provides for the investment of contributions in The Prudential Variable Contract Account-10 ("VCA -10"). Another provides for the investment of contributions in The Prudential Variable Contract Account-11 ("VCA-11"). The third provides for the investment of contributions in one or more Subaccounts of The Prudential Variable Contract Account-24 ("VCA-24"). VCA-10, VCA-11 and VCA-24 (the "Accounts") are separate accounts of Prudential. VCA-10 and VCA-11 are registered as open-end, diversified, management investment companies, and VCA-24 is registered as a unit investment trust, under the Investment Company Act of 1940, as amended. The fourth is a qualified Contract that provides for investment of contributions in the Accounts and a fixed rate option provided by Prudential (the "Qualified Combination Contract"). The fifth is a non-qualified Contract that provides for investment of contributions in the Accounts and a fixed rate option provided by Prudential (the "Non-Qualified Combination Contract").

The Contracts generally are issued to employers ("Contract-holders") who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant." Contributions also may be made for Participants under a companion fixed-dollar contract ("Companion Contract"). Those contracts that a Contract-holder chooses from among the Contracts described in this Prospectus, along with the Companion Contract, if any, make up the Contract-holder's MEDLEY Program ("Program").

What follows is a summary of information about the Contracts and about VCA-10, VCA-11 and VCA-24. Moredetailed information may be found in the referenced portions of this Prospectus, as well as in the Statement ofAdditional Information.

                            Interests of Participants
                 In VCA-10, VCA-11 and the Subaccounts of VCA-24


If the Program made available to a Participant includes all the variable investment options described in this Prospectus, the Participant may choose to have contributions made on his behalf invested in any one or more of VCA-10, VCA-11 and the Subaccounts of VCA-24. The Participant may from time to time change how those contributions are allocated, usually by notifying Prudential at the address shown on the cover of this Prospectus. An Accumulation Account will be established in the name of the Participant in each of VCA-10, VCA-11 and the Subaccounts of VCA-24 in which the Participant invests. The value of a Participant's Accumulation Account, expressed in Units of the Account or Subaccount in which the investment is made, will vary with the investment results of that Account or Subaccount. See "The Accumulation Period," pages 19-27.


                      Investment Objectives of the Accounts


VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. See "VCA-10's investment objective and investment policies," pages 11-13.

VCA-11 will invest in money market instruments payable in U.S. dollars selected with the objective of realizing as high a level of current income as is consistent with the preservation of capital and liquidity. See "VCA -11's investment objective and investment policies," page 13.

Each Subaccount of VCA-24 will invest in the corresponding Portfolio of the Fund. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the
Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount in the Equity Portfolio, and the Global Subaccount in the Global Portfolio. Additional Subaccounts and Fund Portfolios may be available in the future. The investment objectives of each of these seven Fund Portfolios (see "The Investment Objectives of the Fund Portfolios," page 14) and other information concerning the management and operation of the Fund are contained in the accompanying Fund Prospectus and the Fund's Statement of Additional Information.


There is no assurance that the investment objective of VCA-10, VCA-11 or any Fund Portfolio will be attained. Nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on his behalf. The value of the investments held in VCA-10, VCA-11 and in each Fund Portfolio may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Account's or Portfolio's investment objective.

                  Investment Manager and Principal Underwriter


Prudential is the investment manager of VCA-10, VCA-11, and the Fund, and Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts pursuant to agreements between PIMS, Prudential, and each of VCA-10 and VCA-11 (collectively, the "Distribution Agreements"). See "The Prudential," page 10, "Management," page 16, "The Fund," page 10, and the accompanying Fund prospectus.


                             Investment Requirements


Contributions to the Program made on behalf of a Participant may be made through payroll deduction arrangements or similar agreements with the Contract-holder. Any other contribution to the Program must be at least $500, except for contributions to an Individual Retirement Annuity for a non-working spouse under
Section 408 of the Code (or working spouse who elects to be treated as a non-working spouse), which must be at least $250. All contributions may be divided among the Contracts and Companion Contract(s) that comprise the Contract-holder's Program. See "The Accumulation Period," pages 19-27. Checks should be made payable to Prudential.


                                     Charges


No sales charge is deducted from any contribution when made. However, a deferred sales charge to cover sales expenses may be assessed when a contribution is withdrawn from VCA-10, VCA-11 or any Subaccount of VCA-24. The deferred sales charge is imposed only upon contributions withdrawn by a Participant during the first 7 years of his participation in a Program. The maximum deferred sales charge of seven percent (7%) applies to contributions withdrawn during the first year that a Participant is in a Program. The charge is lower for contributions withdrawn in subsequent years. Withdrawals are deemed to be made up of contributions until all of a Participant's contributions to the Account have been withdrawn. No deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Transfers of contributions among the Accounts, the Subaccounts, the fixed rate option and the Companion Contract(s) are treated as withdrawals of contributions from the Account, Subaccount, fixed rate option or Companion Contract from which the transfer is made, but no deferred sales charge is imposed upon them. They are, however, treated as contributions to the Account, Subaccount, fixed rate option or Companion Contract to which the transfer is made for the purpose of determining the sales charge, if any, upon subsequent withdrawals from that Account, Subaccount, fixed rate option or Companion Contract. See "Deferred Sales Charge," page 17, for further explanation and illustration.

An annual account charge may be made against each Participant's Accumulation Accounts under a Program. This charge will not exceed $30 for any calendar year and may be divided among the Participant's Accumulation Accounts. See "Annual Account Charge," page17.

Prudential intends to decrease the deferred sales or annual account charges, or both, applicable to a particular Contract if sales and administrative expenses associated with that Contract are expected to be lower, or if fewer sales or administrative services are expected to be required in connection with the Contract. See "Modification of Charges,"page 18.

Prudential makes a daily charge equal to an effective annual rate of 1.00% of the net value of the assets in VCA-10 and VCA-11. This charge is made up of 0.25% (1 @4 of 1%) for investment management and 0.75% (3 @4 of 1%) for administrative expenses. Prudential makes a daily charge for administrative expenses equal to an effective annual rate of 0.75% of the net asset value of each Subaccount of VCA-24. See "Charge for Administrative Expenses and Investment Management Services," page 18.


A daily charge against assets for investment management with respect to each Fund Portfolio in which a Subaccount invests is made separately at an effective annual rate of 0.35% (35/100 of 1%) of the net asset value of the Fund's Stock Index Portfolio, 0.40% (40/100 of 1%) of the net asset value of the Fund's Diversified Bond Portfolio and Government Income Portfolio, 0.45% (45/100 of 1%) of the net asset value of the Fund's Equity Portfolio, 0.55% (55/100 of 1%) of the net asset value of the Conservative Balanced Portfolio, 0.60% (60/100 of 1%) of the net asset value of the Flexible Managed Portfolio, and 0.75% (75/100 of 1%) of the net asset value of the Global Portfolio. The Fund's Portfolios also bear the costs of Portfolio transactions, legal and accounting expenses, shareholder services, and custodial andtransfer agency fees. Further detail is provided in the accompanying prospectus for the Fund and in its Statement of Additional Information.


The deferred sales charge, the annual account charge, and the charges against assets for administrative expenses may be changed by Prudential. See "Changes in the Contracts," page 29.

                            Withdrawals and Transfers


Unless restricted by the retirement arrangement under which he is covered, or by the withdrawal restrictions imposed by federal tax law on tax-deferred annuity contracts subject to Section 403(b) of the Code and on interests in deferred compensation plans under Section 457 of the Code, a Participant may withdraw, at any time, all or a part of his Accumulation Account in VCA-10, or VCA-11 or any Subaccount of VCA-24. See "Withdrawal (Redemption) of Contributions," pages 20-21. Withdrawals may be subject to tax under the Internal Revenue Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," pages 30-32. In addition, all or a part of a Participant's Accumulation Account may be transferred among Accounts, Subaccounts, fixed rate option and Companion Contract without charge or tax liability. Prudential may limit the frequency of transfers and may under certain Contracts prohibit or restrict transfers from the Companion Contract or fixed rate option into non-equity investment options that are defined in the Contract(s) as "competing" with the Companion Contract or the fixed rate option with respect to investment characteristics. See "Transfer Payments," page 24.


                              Contacting Prudential


All written requests, notices, and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this Prospectus. Any written inquiries also should be sent to Prudential at that address. A Participant may effect the telephone transactions that are permitted by his Program by calling Prudential at 1-800-458-6333. All written withdrawal requests or death benefit claims relating to a Participant's interest in VCA-10, VCA-11 and VCA-24 must be sent to Prudential by one of the following three means: (1) By U.S. mail to:
Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential Investments,
Attention: Client Payments at: (717) 340-4328. A withdrawal request or death benefit claim will be deemed received in good order by Prudential as of the end of the valuation period within which all the properly completed forms and other information required by Prudential to pay such a request or claim (e.g., due proof of death) are received as specified above. Receipt of a withdrawal request or death benefit Claim in good order is required by Prudential to process the transaction in the manner explained on pages 21-24 of this Prospectus. Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 27.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                         CONDENSED FINANCIAL INFORMATION

                   Income and Capital Changes Per VCA-10 Unit*

                  (For a Unit outstanding throughout the year)


The following condensed financial information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was also unqualified. Their reports are included in the Statement of Additional Information.

                                                                                           Year Ended
                                                              ----------------------------------------------------------------------
                                                                 12/31/96      12/31/95      12/31/94       12/31/93      12/31/92
------------------------------------------------------------------------------------------------------------------------------------
Investment Income .........................................       $.0657        $.0609        $.0563         $.0855        $.0551
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee ...........................        .0118         .0094         .0083          .0077         .0064
  For administrative expenses not covered by the annual
    account charge ........................................        .0354         .0282         .0251          .0230         .0192
------------------------------------------------------------------------------------------------------------------------------------
Net investment income .....................................        .0185         .0233         .0229          .0548         .0295
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on investments .................        .5085         .3850         .1947          .2763         .2884
  Net unrealized appreciation (depreciation) of investments        .5682         .4744        (.2148)         .2599        (.0823)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit Value .....................       1.0952         .8827         .0028          .5910         .2356
------------------------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year .......................................       4.2431        3.3604        3.3576         2.7666        2.5310
  End of year .............................................      $5.3383       $4.2431       $3.3604        $3.3576       $2.7666
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets** .................        .9975%        .9901%        .9965%         .9955%        .9936%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets ......         .392%        .6133%        .6791%        1.7775%       1.1431%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate ...................................           52%           45%           32%            45%           65%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for Participants at end of
  year (000 omitted) ......................................       91,532        81,817        79,189         73,569        62,592
Average commission rate paid per share ....................       $.0538           N/A           N/A            N/A           N/A
====================================================================================================================================


                                                                                           Year Ended
                                                              ----------------------------------------------------------------------
                                                                 12/31/91      12/31/90       12/31/89      12/31/88       12/31/87
------------------------------------------------------------------------------------------------------------------------------------
Investment Income .........................................       $.0538        $.0718         $.0650        $.0593         $.0408
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee ...........................        .0056         .0048          .0047         .0038          .0043
  For administrative expenses not covered by the annual
    account charge ........................................        .0169         .0144          .0141         .0115          .0129
------------------------------------------------------------------------------------------------------------------------------------
Net investment income .....................................        .0313         .0526          .0462         .0440          .0236
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on investments .................        .1096         .0791          .1451        (.3251)         .2121
  Net unrealized appreciation (depreciation) of investments        .4478        (.2054)         .2167         .5511         (.3913)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit Value .....................        .5887        (.0737)         .4080         .2700         (.1556)
------------------------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year .......................................       1.9423        2.0160         1.6080        1.3380         1.4936
  End of year .............................................      $2.5310       $1.9423        $2.0160       $1.6080        $1.3380
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets** .................        .9929%        .9977%        1.0068%       1.0009%        1.0145%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets ......       1.3779%       2.7403%        2.4684%       2.8773%        1.3851%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate ...................................           72%          106%            64%           97%            96%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for Participants at end of
  year (000 omitted) ......................................       58,699        55,621         53,748        52,894         52,350
Average commission rate paid per share ....................          N/A           N/A            N/A           N/A            N/A
====================================================================================================================================


*    Calculation by accumulating the actual per Unit amounts daily.

**   These calculations exclude Prudential's equity in VCA-10.


The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-10. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                         CONDENSED FINANCIAL INFORMATION

                   Income and Capital Changes Per VCA-11 Unit*

                  (For a Unit outstanding throughout the year)


The following condensed financial information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was also unqualified. Their reports are included in the Statement of Additional Information.

                                                                                              Year Ended
                                                                   -----------------------------------------------------------------
                                                                      12/31/96     12/31/95     12/31/94     12/31/93     12/31/92
------------------------------------------------------------------------------------------------------------------------------------
Investment Income ...............................................      $.1281       $.1313       $.0912       $.0682       $.0812
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee .................................       .0056        .0054        .0052        .0050        .0049
  For administrative expenses not covered by the annual
   account charge ...............................................       .0170        .0160        .0154        .0150        .0147
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ...........................................       .1055        .1099        .0706        .0482        .0616
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on investments .......................          --           --           --           --           --
  Net unrealized appreciation (depreciation) of
   investments ..................................................          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit Value ...........................       .1055        .1099        .0706        .0482        .0616
------------------------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year .............................................      2.2155       2.1056       2.0350       1.9868       1.9252
  End of year ...................................................     $2.3210      $2.2155      $2.1056      $2.0350      $1.9868
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets** .......................       .9832%       .9912%       .9966%       .9942%       .9999%
------------------------------------------------------------------------------------------------------------------------------------
Average ratio for the year of net investment income to net assets      4.5731%      5.0835%      3.4176%      2.3997%      3.1433%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for Participants at end of year
  (000 omitted) .................................................      38,315       34,136       35,448       29,421       27,518
------------------------------------------------------------------------------------------------------------------------------------



                                                                                              Year Ended
                                                                   -----------------------------------------------------------------
                                                                      12/31/91     12/31/90     12/31/89     12/31/88     12/31/87
------------------------------------------------------------------------------------------------------------------------------------
Investment Income ...............................................      $.1215       $.1464       $.1536       $.1158       $.0967
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee .................................       .0047        .0044        .0040        .0038        .0035
  For administrative expenses not covered by the annual
   account charge ...............................................       .0142        .0131        .0122        .0113        .0106
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ...........................................       .1026        .1289        .1374        .1007        .0826
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain (loss) on investments .......................          --           --           --           --           --
  Net unrealized appreciation (depreciation) of
   investments ..................................................          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Unit Value ...........................       .1026        .1289        .1374        .1007        .0826
------------------------------------------------------------------------------------------------------------------------------------
Unit Value
  Beginning of year .............................................      1.8226       1.6937       1.5563       1.4556       1.3730
  End of year ...................................................     $1.9252      $1.8226      $1.6937      $1.5563      $1.4556
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets** .......................      1.0048%       .9972%       .9988%       .9996%       .9970%
------------------------------------------------------------------------------------------------------------------------------------
Average ratio for the year of net investment income to net assets      5.4667%      7.3333%      8.4557%      6.6989%      5.8503%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units outstanding for Participants at end of year
  (000 omitted) .................................................      26,400       25,174       23,777       21,278       17,341
------------------------------------------------------------------------------------------------------------------------------------

----------
*    Calculation by accumulating the actual per Unit amounts daily.
**   These calculations exclude Prudential's equity in VCA-11.


The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                         CONDENSED FINANCIAL INFORMATION

                 Accumulation Unit Value Information per VCA-24

                                                                            Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Equity
                                ----------------------------------------------------------------------------------------------------

                                 01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   06/01/87

                                    to        to        to        to        to        to        to        to        to         to
                                 12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/9   12/31/90  12/31/89  12/31/88   12/31/87
                                 --------  --------  --------  --------  --------  -------   --------  --------  --------   --------
Beginning of period (rounded) ..  $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745   $1.2484   $0.9697   $0.8344    $1.0000
End of period (rounded) ........  $3.1487   $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745   $1.2484   $0.9697    $0.8344
Accumulation Units Outstanding
 at end of period (000 omitted)   132,455   118,394    99,323    79,985    51,639    35,657    21,964    17,703    14,576     12,137

                                                                            Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Diversified Bond
                                ----------------------------------------------------------------------------------------------------

                                 01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   06/01/87

                                    to        to        to        to        to        to        to        to        to         to
                                 12/31/96  12/31/95  12/31/94  12/31/9   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88   12/31/87
                                 --------  --------  --------  -------   --------  --------  --------  --------  --------   --------
Beginning of period (rounded) ..  $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973   $1.2075   $1.0720   $0.9977    $1.0000
End of period (rounded) ........  $2.0789   $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973   $1.2075   $1.0720    $0.9977
Accumulation Units Outstanding
 at end of period (000 omitted)    20,280    16,898    14,575    14,481    10,103     7,928     5,824     4,122     2,344      1,488


                                                                            Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Flexible Managed
                                ----------------------------------------------------------------------------------------------------

                                 01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   06/01/87

                                    to        to        to        to        to        to        to        to        to         to
                                 12/31/96  12/31/95  12/31/94  12/31/9   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88   12/31/87
                                 --------  --------  --------  -------   --------  --------  --------  --------  --------   --------
Beginning of period (rounded) ..  $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201   $1.2056   $0.9976   $0.8909    $1.0000
End of period (rounded) ........  $2.4854   $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201   $1.2056   $0.9976    $0.8909
Accumulation Units Outstanding
 at end of period (000 omitted)    59,681    51,419    44,729    36,035    23,410    16,859    12,229    10,015     7,850      5,568

                                                                            Subaccounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Conservative Balanced
                                ----------------------------------------------------------------------------------------------------

                                 01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   06/01/87

                                    to        to        to        to        to        to        to        to        to         to
                                 12/31/96  12/31/95  12/31/94  12/31/9   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88   12/31/87
                                 --------  --------  --------  -------   --------  --------  --------  --------  --------   --------
Beginning of period (rounded) ..  $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508   $1.1971   $1.0310   $0.9387    $1.0000
End of period (rounded) ........  $2.2364   $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508   $1.1971   $1.0310    $0.9387
Accumulation Units Outstanding
 at end of period (000 omitted)    50,029    46,873    43,594    36,932    24,223    16,385    11,857    10,273     8,444      7,436

                                                                       Subaccounts
-------------------------------------------------------------------------------------------------------------------------
                                                                       Stock Index
                                -----------------------------------------------------------------------------------------

                                 01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88

                                    to        to        to        to        to        to        to        to        to
                                 12/31/96  12/31/95  12/31/94  12/31/9   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88
                                 --------  --------  --------  -------   --------  --------  --------  --------  --------
Beginning of period (rounded) ..  $2.737    $2.0123   $2.0072   $1.8440   $1.7342   $1.3469   $1.4086   $1.0843   $1.0000
End of period (rounded) ........  $3.3302   $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469   $1.4086   $1.0843
Accumulation Units Outstanding
 at end of period (000 omitted)    80,572    51,701    40,522    32,178    20,554    10,724     4,232     1,285       189

                                                                                Subaccounts
-------------------------------------------------------------------------------------------------------------------------
                                                                                  Global
                                                -------------------------------------------------------------------------

                                                 01/01/96        01/01/95        01/01/94        01/01/93        01/01/92

                                                    to              to              to              to              to
                                                 12/31/96        12/31/95        12/31/94        12/31/93        12/31/92
                                                 --------        --------        --------        --------        --------
Beginning of period (rounded)                     $1.4975         $1.3020         $1.3791         $0.9707         $1.0127
End of period (rounded)                           $1.7836         $1.4975         $1.3020         $1.3791         $0.9707
Accumulation Units Outstanding
 at end of period (000 omitted)                    33,505          24,439          21,739          12,368           3,180

                                                                               Subaccounts
--------------------------------------------------------------------------------------------------------------------------------
                                                                            Government Income
                                       -----------------------------------------------------------------------------------------

                                        01/01/96        01/01/95        01/01/94        01/01/93        01/01/92        05/01/91

                                            to             to              to              to              to              to
                                        12/31/96        12/31/95        12/31/94        12/31/93        12/31/92        12/31/91
                                        --------        --------        --------        --------        --------        --------
Beginning of period (rounded)            $1.4730         $1.2421         $1.3196         $1.1811         $1.1242         $1.0000
End of period (rounded)                  $1.4943         $1.4730         $1.2421         $1.3196         $1.1811         $1.1242
Accumulation Units Outstanding
 at end of period (000 omitted)           17,697          17,289          16,140          15,556           9,269           6,641

                                  INTRODUCTION


The Contracts described in this Prospectus are offered for use in connection with various retirement arrangements entitled to federal income tax benefits. These are (a) individual retirement annuities ("IRAs") subject to Section 408 of the Code, (b) tax-deferred annuities subject to Section 403(b) of the Code, for use by public schools and certain tax-exempt organizations, (c) eligible deferred compensation plans subject to Section 457 of the Code, (d) pension and profit sharing plans qualified under Section 401 of the Code including those plans that are established by self-employed individuals for themselves and their employees, and (e) certain non-qualified annuity arrangements. A summary of the tax benefits available to persons participating in these arrangements and their beneficiaries is provided under "Federal Tax Status," pages 30-32.


When the Program made available to a Participant includes all variable investment options, the Participant may have contributions made on his behalf invested in one or more of VCA-10, VCA-11, and the Subaccounts of VCA-24. Some Programs, however, may offer only some of the variable investment options, and accordingly a Participant in those Programs may only have contributions made on their behalf to the available Accounts and Subaccounts. An Accumulation Account will be established for a Participant in each Account or Subaccount in which he invests. The value of a Participant's Accumulation Account in VCA-10, VCA-11 or any particular Subaccount of VCA-24 will vary with the investment results in VCA-10, VCA-11 or any particular Subaccount of VCA-24, respectively. A Participant may elect to have the value of his Accumulation Accounts distributed to him in one sum, applied to the purchase of a fixed-dollar annuity, or both. The Contracts do not provide for annuity payments that vary with the investment results of VCA-10, VCA-11 or any Subaccount of VCA-24.

                                 THE PRUDENTIAL

Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. Its corporate office is located at Prudential Plaza, Newark, New Jersey. It has been investing for pension funds since 1928.

Prudential serves as the investment manager for VCA-10, VCA-11, and the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. PIMS performs certain sales and distribution functions regarding the Contracts pursuant to agreements between PIMS, Prudential, and each of VCA-10 and VCA-11 (collectively, the "Distribution Agreements") and may be deemed to be the Contracts' "principal underwriter" under the Investment Company Act of 1940 (the "1940 Act"). PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934.

Prudential is responsible for the administrative and recordkeeping functions of VCA-10, VCA-11, VCA-24 and the Fund. Prudential's financial statements appear in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

                                  THE ACCOUNTS

Prudential established VCA-10 and VCA-11 on March 1, 1982, and VCA-24 on April 29, 1987, under the insurance laws of the State of New Jersey. Each Account meets the definition of a "separate account" under the federal securities laws. The assets in the Accounts are the property of Prudential, but are legally segregated from all other assets of Prudential and may not be charged with liabilities arising out of any of Prudential's other business. All income, gains and losses, whether or not realized, from assets allocated to the Accounts are credited to or charged against the Accounts without regard to other income, gains, or losses of Prudential. The assets in the Accounts will always be equal or greater in value than Prudential's liabilities under the Contracts. The fixed-dollar annuities available under the Contracts are not funded through the Accounts. The obligations arising under the Contracts are general corporate obligations of Prudential.

VCA-10, VCA-11 and the Fund are registered as open-end, diversified, management investment companies, and VCA-24 as a unit investment trust, with the Securities and Exchange Commission (the "Commission") under the 1940 Act. This registration does not involve supervision by the Commission of Prudential or of the management or investment practices of the Accounts or the Fund.

                                    THE FUND

The Fund is registered under the 1940 Act as an open-end, diversified, management investment company. Seven of the Portfolios of the Fund are available for the investment of contributions made under the Contracts funded through VCA-24. Investments in a Portfolio are made by purchasing shares of the series of Fund capital stock representing interests in that Portfolio. Shares in the Fund are currently sold at their net asset value to separate accounts established by Prudential and certain other insurers that offer variable life insurance contracts and variable annuity contracts.

As noted, shares of the Fund are sold to both variable life and variable annuity separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund. Although Prudential, Pruco Life, Pruco Life Insurance Company of New Jersey, and the Fund do not currently foresee any such disadvantage, the Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable annuity contract owners and variable life contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3)
changes in the investment management of any Portfolio of the Fund; or (4) differences between voting instructions given by variable annuity contract owners and Participants and those given by variable life insurance contract owners.

                              INVESTMENT PRACTICES

A Participant should review the investment objectives and policies described below for VCA-10, VCA-11 and each Fund Portfolio corresponding to each Subaccount of VCA-24 before deciding how to have his contributions invested. VCA-10, VCA-11 and the Fund Portfolios have for the most part different investment objectives and policies. These differences will affect the return on a Participant's investment and the market and financial risks to which that investment will be exposed. There is no guarantee that the objectives of VCA-10, VCA-11 or any Fund Portfolio will be met.

VCA-10's investment objective

VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote (as defined in the 1940 Act) of VCA-10 Participants. Certain additional investment restrictions applicable to VCA-10 are set forth in the Statement of Additional information.


VCA-10's investment policies


The investment policies of VCA-10 set forth below are adopted in an effort to achieve the investment objective and are not fundamental. Therefore, these investment policies may be changed by the VCA-10 Committee without the approval of VCA-10 Participants.


In attempting to achieve its objective, VCA-10 will invest in common stocks, preferred stocks, warrants or convertible bonds issued by companies which, in the opinion of VCA-10's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-10 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-10's assets may be invested in such debt instruments.

VCA-10 may also invest in American Depository Receipts (ADRs) which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty or predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.


Description of VCA-10's Investment Techniques

VCA-10 may use some of the following investment techniques designed to meet VCA-10's objective.

Financial futures contracts. To the extent permitted by applicable regulations, VCA-10 may purchase and sell financial futures contracts, including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. VCA-10 will use futures contracts solely for the purpose of hedging the Account's positions with respect to securities, interest rates, and foreign securities.

A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Further information about futures contracts, including risks and investment techniques, is provided in the Statement of Additional Information.

Options. VCA-10 may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, foreign currencies, and financial futures contracts. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as VCA-10, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" VCA-10's obligation under the written option. Additional explanation about techniques VCA-10 will use in connection with options is provided in the Statement of Additional Information.

Although options will be primarily used to reduce fluctuations in the value of VCA-10's investments (i.e., hedge) or to generate additional premium income, they do involve certain risks. The investment adviser may not correctly anticipate movements in the relevant markets, thus causing losses on VCA-10's options positions. VCA-10's use of options is subject to other special risks, information about which is provided in the Statement of Additional Information.

Real estate-related securities. VCA-10 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.


Repurchase agreements. When VCA-10 purchases certain money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-10 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. VCA-10 will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. VCA-10 will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The VCA-10 Committee has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy or insolvency proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 has entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.


VCA-10 will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect VCA-10's ability to maximize its opportunities to engage in repurchase agreements.

Reverse repurchase agreements and dollar roll transactions. VCA-10 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-10 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-10 often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-10.


Dollar rolls involve sales by VCA-10 of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, VCA-10 forgoes principal and interest paid on the securities. VCA-10 is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. VCA-10 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.


Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-10 may decline below the price of the securities VCA-10 has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA-10's obligation to repurchase the securities.

When-issued or delayed delivery securities. VCA-10 may, from time to time and in the ordinary course of business, purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. VCA-10 will make commitments for such when-issued or delayed delivery transactions only with the intention of acquiring the securities. The Account's custodian will maintain in a separate account portfolio securities having a value equal to or greater than any such commitments. If VCA-10 were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.


Short sales against the box. VCA-10 may make short sales of securities or maintain a short position, provided that at all times when a short position is open, VCA-10 owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash, U.S. Government securities or other liquid unencumbered assets in an amount equal to such consideration must be put in a segregated account.


Other investment techniques. To the extent permitted by applicable regulations, VCA-10 may also use forward foreign currency exchange contracts and interest rate swaps. VCA-10 may also lend its portfolio securities from time to time. Information about these investment techniques, including certain risks
associated   with  their  use,  is  provided  in  the  Statement  of  Additional
Information.

VCA-11's investment objective

The investment objective of VCA-11 is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account. Certain investment restrictions are applicable; they are set forth in the Statement of Additional Information.


VCA-11's investment policies


The investment policies of VCA-11 set forth below are adopted in an effort to achieve the investment objectives and are not fundamental. Therefore, the investment policies of VCA-11 may be changed by the Account's Committee without participant approval.

The Account seeks to achieve its objective by investing in the following money market instruments payable in U.S. dollars:

     1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "Appendix."

     2. Obligations (including certificates of deposit and bankers' acceptances) of any commercial bank, savings bank and savings and loan association organized under the laws of the United States or any state thereof and any commercial bank organized under the laws of any foreign nation, provided that such bank or association has, at the time of the Account's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in foreign banks and foreign branches of United States banks outside the United States.

          An investment in Eurodollar instruments and in instruments of foreign issuers generally involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments that might adversely affect the payment of principal and interest on such instruments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers. Finally, in the event of default, judgments against a foreign issuer might be difficult to obtain or enforce. See "Appendix."


     3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. or foreign company, a foreign government, its political subdivisions, agencies or instrumentalities, maturing in 397 days or less, denominated in U.S. dollars, and, at the date of investment, present minimal credit risk and are of "eligible quality," as determined by VCA-11's investment manager under the supervision of the Committee members. "Eligible quality," means (i) a security (or issuer) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or
          (ii) an unrated security deemed of comparable quality by VCA-11's investment manager under the supervision of the Committee members. See "Appendix."


          VCA-11 also may purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put" and the aggregate price that VCA-11 pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments.

     4. Commercial paper, variable amount demand master notes or other obligations which are guaranteed or supported by a letter of credit issued by a bank, provided such bank (including a foreign bank) meets the requirements set forth in paragraph (2) above. Commercial paper, variable amount demand master notes or other fixed income obligations which are guaranteed or insured by an insurance company or other non-bank entity, provided such insurance company or other non-bank entity represents a credit of high quality, as determined by the Account's Portfolio Manager under the supervision of the VCA-11 Committee.


     5. "Floating rate" and "variable rate" obligations, the interest rates on which fluctuate generally with changes in market interest rates. Investments in floating rate or variable rate securities normally will involve securities which provide that the rate of interest is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case of less than one year) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.


Description of VCA-11's Investment Techniques


Repurchase Agreements. When VCA-11 purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-11 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. Repurchase agreements are described in more detail under "Description of VCA-10's
Investment Techniques," page 11. VCA-11's use of repurchase agreements is subject to the same standards as those described for VCA-10.


Illiquid securities. VCA-11 will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the VCA-11 Committee. In reaching liquidity decisions, the investment adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfers). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Other investment techniques. VCA-11 may purchase or sell securities on a when-issued or delayed delivery basis. This technique is described under "Description of VCA-10's Investment Techniques," page 11. In addition, as explained in greater detail in the Statement of Additional Information, VCA-11 may lend its portfolio securities.


SEC standards. The VCA-11 Committee has adopted the following additional policies for the Account to conform to the SEC's standards applicable to all money market funds, including VCA-11: (1) VCA-11 will only purchase securities that are United States dollar-denominated "eligible securities" (see "Appendix") that the VCA-11 Committee has determined present minimal credit risks; (2) VCA -11 will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government obligations); however, the Account may exceed the 5% limit with respect to the "first tier" securities (see "Appendix"), of one issuer at a time, for up to three business days after the purchase is made; (3) VCA-11 will not invest more than 5% of its total assets in "second tier" securities (see "Appendix") nor more than the greater of one million dollars and 1% of its assets in the "second tier" securities of any one issuer; (4) If a "first tier" security held by VCA-11 ceases to be so classified, or if Prudential becomes aware that any "NRSRO" (see "Appendix") has rated any security in the Account below the NRSRO's second highest rating, the Committee will reassess promptly whether the security presents minimal credit risks and shall cause the Account to take such action as the Committee determines is in the best interests of VCA-11 and its Participants; (5) In the event of a default with respect to a security held by VCA-11, or if a security held in the Account ceases to be an "eligible security," or if it has been determined that a security owned by VCA-11 no longer presents minimal credit risks, VCA-11 will sell the security as soon as practicable unless the Committee makes a specific finding that such action would not be in the best interest of the Account; and
(6) VCA-11's dollar-weighted average portfolio maturity will be no more than 90 days, and the Account will not acquire any instrument with a remaining maturity greater than 397 calendar days. The VCA-11 Committee has adopted written procedures delegating to the investment manager under certain guidelines the responsibility to make the above-described determinations, including certain credit quality determinations.

The investment objectives of the Fund Portfolios

The investment objectives of the seven Fund Portfolios currently available for investment through VCA-24 under the Contracts are:

Diversified Bond Portfolio. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

Government Income Portfolio. A high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

Conservative Balanced Portfolio. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks of established companies, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

Flexible Managed Portfolio. Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high risk of loss in an effort to achieve greater appreciation.

Stock Index Portfolio. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

Equity Portfolio. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Global Portfolio. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

The investment policies, restrictions and risks associated with each of these seven Fund Portfolios are described in the accompanying Prospectus for the Fund. Certain restrictions are set forth in the Fund's Statement of Additional Information.


The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed incomed securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing. See the Fund's Prospectus and Statement of Additional Information for a discussion of the risks associated with investing in fixed income securities rated below investment grade.


Determination of asset value


The Unit Value for VCA-10 will be determined once daily as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the last quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the last reported bid and asked prices.


Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

Short-term investments having maturities of sixty days or less are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

Options on stock and stock indices traded on national securities exchanges are valued at the mean of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. Eastern time).

Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchange or board of trade (which is currently 4:15 p.m. Eastern time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Committee.


The Unit Value for VCA-11 will be determined once daily as of 4:15 p.m. Eastern time on each day that the NYSE is open for trading. With the exception of U.S. Government securities held subject to repurchase agreements that may have maturity dates in excess of one year from the date of delivery of the repurchase agreement, securities held in VCA-11 consist primarily of debt obligations with a remaining maturity of less than thirteen months. These securities will be valued at amortized cost. If the net asset value of VCA-11 fluctuates by as much as three-tenths of one percent because of the use of the amortized cost method as opposed to the mark-to-market valuation, then the Committee will be promptly notified so that corrective action may be taken to avoid the dilution of the interests of Participants in investment companies. This corrective action may entail selling portfolio instruments prior to maturity, redeeming shares in kind or using market value. In determining the market value for securities held in VCA-11, where the primary market for a security is an exchange, the market quotations are obtained from that exchange. Securities which are not listed on an exchange and for which market quotations are readily available are valued at the market price as obtained from one or more of the major market makers. Other investments and assets are valued at fair value as determined in good faith under the direction of the Committee. Prudential supervises and retains responsibility for such appraisals under the direction of the VCA -11 Committee.


The proceeds from sales of VCA-11's assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold, may return less than its cost.

The procedures for computing the net asset value of Fund shares are described in the accompanying Fund Prospectus.

                                   MANAGEMENT


The operations of VCA-10 and VCA-11 are conducted under the general supervision of each Account's Committee and in accordance with each Account's Rules and Regulations. The members of each Account's Committee are elected for indefinite terms by the Participants in that Account and by any other persons who may have voting rights in respect of the Account. See "Voting Rights," page 32. A majority of the Committee members are not "interested persons" of Prudential or of the Accounts, as defined in the 1940 Act. Information about the Fund's Board of Directors is provided in the accompanying Prospectus of the Fund and its Statement of Additional Information.


Prudential serves as the investment manager of the Accounts and the Fund under separate investment management agreements with each of them. Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). Prudential continues to have responsibility for all investment advisory services under its investment management agreements with the Accounts and the Fund. Pursuant to a service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts and the Fund, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Accounts and the Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential is also responsible for the Accounts' administrative and recordkeeping functions and pays the expenses associated with them. Information about the administrative, recordkeeping and other expenses of the Fund appears in the accompanying Fund prospectus, and in the Fund's Statement of Additional Information.


An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-10 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. For a more complete description see the section "Portfolio brokerage and related practices" in the Statement of Additional Information.


                                     CHARGES

No deduction is made from contributions to VCA-10, VCA-11 or any Subaccount of VCA-24 at the time they are made. Accordingly, one hundred percent (100%) of those contributions is invested in the program. Certain charges, described below, are imposed upon withdrawal of all or part of the contributions made on behalf of Participants, or upon each Participant's Accumulation Account in the Program.

Deferred Sales Charge

PIMS performs certain sales and distribution functions regarding the Contracts. In consideration for these services, a deferred sales charge which is designed to cover expenses relating to sales of the Contracts, including commissions, may be imposed upon contributions withdrawn by a Participant. To the extent the deferred sales charge does not repay these expenses, the difference will be made up from Prudential's surplus held in its general account. The amount of the deferred sales charge imposed upon any withdrawal depends upon the number of years of a Participant's participation in a MEDLEY Program, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant.


Participation in a Program begins upon the date when the first contribution on behalf of the Participant under a Contract described in this Prospectus, a Companion Contract, the fixed rate option, mutual fund, or other investment options made available by Prudential along with enrollment information in a form satisfactory to Prudential, is received by Prudential in good order. Such participation ends on the date when all of the Participant's Accumulation Accounts under the Program are cancelled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Program for a limited time (currently about one year) for the purposes of calculating any deferred sales charge on the withdrawal of any future contributions.


The chart below describes the maximum amount of the deferred sales charge.


                                             Deferred Sales
                                             Charge, as a
       Years of                              Percentage of
       Program                               Contributions
    Participation                              Withdrawn
    -------------                              ---------
      up to 1 year .........................      7%
      1 year up to 2 years .................      6%
      2 years up to 3 years ................      5%
      3 years up to 4 years ................      4%
      4 years up to 5 years ................      3%
      5 years up to 6 years ................      2%
      6 years up to 7 years ................      1%
      7 years and after ....................      0%


Although some Contracts may provide for higher sales charges, Prudential has determined to limit sales charges on all Contracts to the above schedule. If a Participant makes a withdrawal on an anniversary date of his Program participation, any applicable deferred sales charge will be based on the longer period of Program participation.

The proceeds received by a Participant upon any partial or full withdrawal will be reduced by the amount of any deferred sales charge.


Lower deferred sales charges may be imposed under certain Contracts. See "Modification of Charges," page 18.


Limitations on Sales Charges

No deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. In addition, no deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in a Program.

Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a Companion Contract, and the fixed rate option of a Combination Contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

Loans are considered to be withdrawals from the Account or Subaccount from which the loan amount was deducted but are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10, VCA-11 and each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account or Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Annual Account Charge

An annual account charge for recordkeeping and other administrative services is deducted from each Participant's Accumulation Account in the Program. This annual account charge is payable to Prudential and is made on the last business day of each calendar year as long as the Participant still has an Accumulation Account under the Program. The annual account charge will be pro rated for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. If all of the Participant's Accumulation Accounts are cancelled before the end of the year, the charge will be made on the date the last Accumulation Account is cancelled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to such Account). The annual account charge will not be made, however, upon the cancellation of a Participant's Accumulation Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Program only as a new Participant and will be subject to a new annual account charge. Also, the annual account charge will not be made if the Participant's employer has chosen to pay the charge.

The aggregate annual account charge with respect to a Participant's Accumulation Accounts will not be greater than $30. The charge will first be made against a Participant's Accumulation Account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no Accumulation Account under a Companion Contract or the fixed rate option, or if that Accumulation Account is too small to pay the charge, the charge will be made against the Participant's Accumulation Account in VCA-11. If the Participant has no VCA-11 Accumulation Account, or if that Account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 Accumulation Account. If the Participant has no VCA-10 Accumulation Account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's Accumulation Accounts in VCA-24.

The cash positions of VCA-10, VCA-11 and the Subaccounts of VCA-24 are expected to be sufficient to cover such part of the charge that is collected from them. Accordingly, that collection should have no adverse financial effect on any Account or Subaccount.

Charge for Administrative Expenses and
Investment Management Services


A daily charge is made which is equal to an effective annual rate of 1.00% of the net asset value of VCA-10 and VCA-11. Three quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one quarter (0.25%) is for investment management. A daily charge is also made which is equal to an effective annual rate of 0.75% of the net asset value of each Subaccount of VCA-24. All of this charge is for administrative expenses not covered by the annual account charge. These charges are payable to Prudential and are reflected in the computation of the value of the Units in each Account and Subaccount. See "The Unit Value," page 20. It should be noted that because the administrative charge of 0.75% is a charge based on a percentage of assets in an Account, there is no necessary relationship between this administrative charge and the amount of expenses attributable to a particular Contract or Participant.


Prudential makes daily charges for providing investment management of the Fund Portfolios at the following effective annual rates: 0.35% of the average daily net assets of the Stock Index Portfolio, 0.40% of the average daily net assets of the Diversified Bond Portfolio and Government Income Portfolio, 0.45% of the average daily net assets of the Equity Portfolio, 0.55% of the average daily net assets of the Conservative Balanced Portfolio, 0.60% of the average daily net assets of the Flexible Managed Portfolio and 0.75% of the average daily net assets of the Global Portfolio. Other expenses incurred by the Fund include costs of Portfolio transactions, legal and accounting expenses, and the fees of the Fund's custodian and transfer agent. Further detail is provided in the
accompanying   Prospectus   for  the  Fund  and  its   Statement  of  Additional
Information.

Modification of Charges

Prudential may impose deferred sales charges and annual account charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential's anticipation that lower sales or administrative costs will be incurred, or less sales or administrative services will be performed, with respect to such Contracts due to economies arising from
(1) the utilization of mass enrollment procedures or (2) the performance of recordkeeping or sales functions, which Prudential would otherwise be required to perform, by the Contract-holder, an employee organization, or by a third party on their behalf or (3) an accumulated surplus of charges over expenses under a particular Contract. Generally, the deferred sales charge is lowered or waived depending on the amount of local service the Contract-holder requires. In addition, the deferred sales charge may be lowered if required by state law. The exact amount of the deferred sales charge and annual account charge applicable to Participants under any given Contract will be stated in the Contract.


Prudential may change the deferred sales charge, the annual account charge and the charge of 0.75% for administrative expenses. See "Changes in the Contracts," page 29.


                                  THE CONTRACTS

Prudential generally issues the Contracts to employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. Sometimes a Contract is issued to an association that represents employers of employees who become Participants, sometimes to an association whose members become Participants and sometimes to a trustee of a trust with participating employers whose employees become Participants. Even though an employer, an association or a trustee is the Contract-holder, the Contract normally provides that Participants shall have the rights and interests under them that are described in this Prospectus. But this is not always true. For example, prior to 1996, Section 457 of the Internal Revenue Code required that a Contract issued in connection with a plan under that section provide that all rights under the Contract are owned by the employer to whom, or on whose behalf, the Contract is issued. The Section also required that the Contract provide that all amounts are payable to the employer and that the employee has no rights or interests under the Contract, including any right or interest in the Accumulation Account established in his name except as provided in the plan. In 1996, however, Congress amended Section 457 to require that all plan assets be held for the exclusive benefit of Participants and their beneficiaries. For plans existing on the date of enactment in 1996, that new requirement need not be implemented until January 1, 1999. Thus, Participants under 457 Contracts should consult their employer's plan to determine what rights they have under their particular plan. Certain Contracts issued in connection with non-qualified arrangements may place all rights and interests in the employer, not the employee.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their employer's plan or any agreements with the employer to see if there are any such limitations and, if so, what they are. Prudential may issue the Non-Qualified Combination Contract to cover individuals who are not associated with a single employer or other organization.

The Accumulation Period

     1.   Contributions;   Crediting  Units;  Enrollment  Forms;  Deduction  for
          Administrative Expenses.

          Contributions to a Program ordinarily will be made periodically pursuant to a payroll deduction or similar agreement between the Participant and his employer. Any contributions to an IRA must be in an amount of no less than $500, except for contributions to an IRA for a non-working spouse (or working spouse who elects to be treated as a non-working spouse), which are limited to $250 per year.


          A Participant designates what portion of the contributions made on his behalf should be invested in VCA-10, VCA-11 and in any Subaccount of VCA-24 (if all three Accounts are part of his employer's Program) or under a fixed rate option or Companion Contract, if any. The
          Participant may change this designation usually by notifying Prudential at the address shown on the cover page of this Prospectus. Under certain Contracts, an entity other than Prudential keeps certain records, and Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 27.


          The full amount (100%) of each contribution designated for investment in VCA-10, VCA-11 or any Subaccount of VCA-24 is credited to an Accumulation Account maintained for the Participant in that Account or Subaccount. An Accumulation Account in VCA-10 consists of VCA-10 Units; an Accumulation Account in VCA-11 consists of VCA-11 Units; an Accumulation Account in a Subaccount of VCA-24 consists of Units of that Subaccount. The number of Units credited to a Participant in an Account or Subaccount is determined by dividing the amount of the contribution made on his behalf to that Account or Subaccount by the Account's or Subaccount's Unit Value for the business day on which the contribution is received at the address shown on the cover page of this Prospectus. A business day is a day on which the New York Stock Exchange is open for trading.


          The initial contribution made for a Participant will be invested in VCA -10, VCA-11, or a Subaccount of VCA-24 no later than two business days after it is received by Prudential and identified as being for investment in VCA-10, VCA-11, or a Subaccount of VCA-24, if it is preceded or accompanied by satisfactory enrollment information (i.e., good order). If the Contract-holder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to a money market option upon receipt, and also will send a notice to the Contract-holder that requests allocation information for each such Participant. If the Contract-holder purchases only contracts that are within the MEDLEY Program, or purchases such contracts together with either a group variable annuity contract issued through The Prudential Variable
          Contract Account-2 or unaffiliated mutual funds, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the VCA-11 money market option. If the Contract-holder purchases contracts that are within the MEDLEY Program as well as shares of a money market fund, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the money market fund. If the necessary enrollment information is not received in response to its initial notice to the Contract-holder, Prudential will deliver up to three additional notices to the

          Contract-holder at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of VCA-11 (or, as the case may be, shares of the money market fund) were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant VCA-11 Units (or shares of the money market fund) and pay the proceeds (including earnings thereon) to the Contract-holder. Any proceeds paid to the Contract-holder under this procedure may be considered a prohibited and taxable reversion to the Contract-holder under current provisions of the Internal Revenue Code. Similarly, returning proceeds may cause the Contract-holder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended, to hold all plan assets in trust. Both problems may be avoided if the Contract-holder arranges to have the proceeds paid into a qualified trust or annuity contract.


          The number of VCA-10 Units, VCA-11 Units or Units of a particular Subaccount of VCA-24 credited to a Participant will not be affected by any subsequent change in the value of those Units, but the dollar value of a Unit will vary from business day to business day depending upon the investment experience of the Account or Subaccount. The number of Units credited to a Participant in an Account or Subaccount will be reduced as the result of the annual account charge. That charge will be made by cancelling the number of Units that is equal to the amount of the charge (see "Annual Account Charge," page 17) divided by the Unit Value for the business day on which the charge is made.

     2.   Valuation of a Participant's Account

          The value of a Participant's Accumulation Account in VCA-10, VCA-11 or in a Subaccount of VCA-24 on any particular day is determined by multiplying the total number of Units then to the Participant's credit in the Account or Subaccount by the Account's or Subaccount's Unit Value on that day.

     3.   The Unit Value


          On November 4, 1982, the date of the first Participant contribution to VCA-10, the Unit Value for VCA-10 was set at $1.00. On November 8, 1982, the date of the first Participant contribution to VCA-11, the Unit Value for VCA-11 was set at $1.00. The Unit Value for each Subaccount of VCA-24 was set at $1.00 on the date of commencement of operations of that Subaccount.

          The Unit Value will be determined each business day by multiplying the previous day's Unit Value by the gross change factor for the current business day and reducing this amount by the daily equivalent of the applicable investment management and administrative fees. The gross change factor for VCA-10 and VCA-11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for each Subaccount of VCA-24 is determined by dividing the current day's net asset value per share of the applicable Portfolio of the Fund by the previous day's net value per share.


     4.   Withdrawal (Redemption) of Contributions.

          The Internal Revenue Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax-deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 591 @2, separates from service with his employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code).
          However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the retirement arrangement under which a Participant is covered contains a financial hardship provision, withdrawals can be made in the event of the hardship.

          Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his interest in his Accumulation Account(s) as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant's Accumulation Account(s) attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.


          Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can continue to make transfers of all or part of his interest in his Accumulation Account(s) among the available investment options offered by the Prudential and can transfer directly all or part of his interest in his Accumulation Account(s) to a
          Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). See "Transfer Payments," page 24.

          Unless restricted by the tax-deferred annuity arrangement under which he is covered, a Participant may withdraw at any time all or part of his interest in his Accumulation Account(s) that is attributable to employer contributions or after-tax Participant contributions, if any.

          With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code (e.g., Code Section 457 plans) a Participant's right to withdraw at any time all or part of his interest in VCA-10, VCA-11 or any Subaccount of VCA-24 may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 701 @2, separation from service, or for unforeseeable emergencies.


          Withdrawal requests should be submitted to Prudential in the manner set out in the Summary section of this prospectus or, if required by the Contract, another entity providing record-keeping services. See "Modified Procedures," page 27. Under certain Contracts, the amount withdrawn from an Account or Subaccount as a minimum distribution payment must be at least $250 or, if less, equal to the full value of the Participant's interest in the Account or Subaccount. The amount withdrawn will be reduced by any deferred sales charge that may apply. See "Deferred Sales Charge," page 17. If a Participant withdraws the value of all of his Accumulation Accounts under a Program, the full annual account charge will be deducted at that time that would otherwise have been deducted at the end of the calendar year and those Accumulation Accounts will be cancelled. The resulting amount will be paid within seven days after the request for the withdrawal has been received in a manner prescribed by Prudential, except as deferment of such payment may be permitted under the provisions of the 1940 Act in effect from time to time. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the securities held in the Account or Subaccount involved is not reasonably practicable or it is not reasonably practicable to determine fairly the value of the Account's or Subaccount's assets, or when the Securities and Exchange Commission has provided for such deferment for the protection of Participants. As of the day a withdrawal request is received by Prudential, the Participant's Accumulation Account in VCA-10, VCA-11 or any Subaccount of VCA-24, as the case may be, will be reduced by the lesser of the number of Units obtained by dividing the amount of the Participant's withdrawal request by the Unit Value for that day, or the number of Units remaining in the Accumulation Account.


          Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain withdrawal requests include the consent of the Participant's spouse. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

          Under certain Contracts, withdrawals may be made to pay expenses of the plan.

          Prudential may process a withdrawal from a Participant's Accumulation Account if Prudential determines that the Participant's contributions exceed the amount permitted by the Internal Revenue Code.


          A withdrawal will generally have federal income tax consequences, which can include tax penalties. See "Federal Tax Status," pages 30-32.


     5.   Systematic Withdrawal Plan


          If permitted by the Internal Revenue Code and the retirement arrangement under which a Participant is covered, and subject to the restrictions and limitations set forth below, a Participant may arrange for systematic withdrawals to be made from his Accumulation Account(s). A Participant may arrange for systematic withdrawals only if, at the time he elects to have such an arrangement, the sum of the balance(s) in his Accumulation Account(s) is at least $5,000. A Participant who has not reached age 591 @2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

          Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable and Participants who have not reached age 591 @2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 701 @2 (or, in the case of Participants in Section 403(b) annuity plans and certain governmental or church plans who retire after age 701 @2, after the Participant has retired) and by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," pages 30-32.


          Systematic withdrawals may be arranged only pursuant to an election on a form approved by Prudential. Under certain types of retirement arrangements, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals shall be made on a monthly, quarterly, semi-annual, or annual basis.


          All systematic withdrawals shall be effected as of the day of the month specified by the Contract-holder, or, if such day is not a business day, then on the next succeeding business day. Systematic withdrawals shall continue until the Participant has withdrawn all of the balances in his Accumulation Account(s) or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal--which will vary, reflecting investment experience during the withdrawal period--will be equal to the sum of the balances then in the Participant's Accumulation Account(s) divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

          Systematic withdrawals shall be taken first out of the Participant's Accumulation Account, if any, in the Companion Contract or the fixed rate option until that Accumulation Account is exhausted. Thereafter, systematic withdrawals will be taken in order from the Participant's Accumulation Account(s) (until each is exhausted), in VCA-11, VCA-10, the VCA-24 Equity Subaccount, the VCA-24 Diversified Bond Subaccount, the VCA-24 Conservative Balanced Subaccount, the VCA-24 Flexible Managed Subaccount, the VCA-24 Stock Index Subaccount, the VCA-24 Government Income Subaccount, and the VCA-24 Global Subaccount. (Special exceptions may be made at the discretion of Prudential.)


          A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential that Prudential will provide to him upon request. A Participant may make such a change only once during each calendar year.

          A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement, and no systematic withdrawals will be made for him after Prudential has received his instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result thereof.


          An arrangement to make systematic withdrawals will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals (redemptions) described on page 20 of this Prospectus, the right to make transfers described on page 24, and the right to purchase a fixed dollar annuity described on page 28.

          No deferred sales charge is imposed upon systematic withdrawals made pursuant to an arrangement elected as described above; provided, however, that Prudential reserves the right to apply a deferred sales charge on systematic withdrawals where payments are made for less than three years. Furthermore, a Participant who is receiving systematic withdrawals and is over the age of 591 @2 may make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the balances in his Accumulation Account(s) and no deferred sales charge shall be imposed upon such withdrawal. This additional withdrawal may be made from any of the Participant's Accumulation Account(s), as the Participant may elect. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 27.


     6.   Texas Optional Retirement Program

          Special  rules  apply  with  respect  to  Contracts  covering  persons participating in the Texas Optional Retirement Program ("Texas Program") in order to comply with the provisions of Texas law relating to the Texas Program.

          Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant's individual Accumulation Accounts. Until the Participant begins his second year of participation in the Texas Program as a "faculty member" as defined in
          Section 31.001(8) of Title 110B of the Texas Revised Civil Statutes, Prudential will have the right to withdraw the value of the Units purchased for his account with Texas' contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas' contribution will be withdrawn and returned to the State.

          Pursuant to Section 36.105 of Title 110B of the Texas Revised Civil Statutes and a ruling of the State Attorney General, withdrawal benefits of Contracts issued under the Texas Program are available only in the event of a Participant's death, retirement or termination of employment in all institutions of higher education as defined in
          Section 61.003 of the Texas Education Code.

          Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the values credited to them under the Contract unless one of the foregoing conditions has been satisfied. The value of a Participant's interests under the Contract may, however, be transferred to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.

     7.   Death Benefits


          Upon receipt by Prudential of due proof of a Participant's death and a claim and payment election submitted on a form approved by Prudential, a death benefit made up of the balance in the Participant's Accumulation Accounts (after deduction of the annual account charge and calculated, insofar as Accumulation Accounts in VCA-10, VCA-11 and the Subaccounts of VCA-24 are concerned, as the product of the Unit Value for the business day on which Prudential receives due proof of the Participant's death and other necessary forms multiplied by the number of Units then credited to the Participant's Accumulation Account) will be payable to his designated beneficiary. The appropriate address to which a death benefit claim should be sent is set out in the Summary section of this Prospectus. For certain Contracts a death benefit claim should be sent to a designated record-keeper rather than Prudential. See "Modified Procedures," page 27.


          The death benefit will be paid in one sum as if it were a single withdrawal, as systematic withdrawals, as an annuity, or a combination of the three, as the Participant may have directed subject to the minimum distribution rules of Code Section 401(a)(9) as described below under "Federal Tax Status." If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

          a.   to receive a one-sum cash payment;


          b. to have a fixed-dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant's account were being used to purchase an annuity for the Participant;


          c. to receive regular payments in accordance with the systematic withdrawal plan; or

          d.   a combination of all or any two of (a), (b), and (c)

          Unless  restricted  by the  retirement  arrangement  under  which  the
          Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant's death the beneficiary elects to use at one time the entire balance in any one or more of the Participant's Accumulation Accounts to receive a one-sum cash payment, Prudential will add to the death benefit, if necessary, so that with respect to each Accumulation Account from which such cash payment is made, the total made available to the beneficiary will not be less than the contributions to such Accumulation Account minus any withdrawals or transfers affecting such Accumulation Account and minus the annual account charge, if any. Certain Contracts may provide a higher amount.

          Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant's account as of his date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, 50% of the balance in all of the Participant's Accumulation Accounts will be paid to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, the remaining 50% would be paid to Participant's designated beneficiary.


          Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See "Available Forms of Annuity," page 28. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant's Accumulation
          Accounts in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. (See "Federal Tax Status" on pages 30-32). If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, a one-sum cash payment will be made to the beneficiary, after deduction of the annual account charge. A specific contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

          Until a death benefit is paid that results in reducing to zero the balance in all of the Participant's Accumulation Accounts under a Program, those Accounts will be maintained for the beneficiary in the same manner as they had been for the Participant, except (i) the beneficiary may make no contributions (ii) no loans may be taken and
          (iii) no deferred sales charge will be imposed upon withdrawals.

     8.   Discontinuance of Contributions

          Contributions on behalf of all Participants under a Contract or for all Participants of an employer covered under a Contract may be discontinued upon notice by the Contract-holder to Prudential. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

          On at least 60 days' advance notice to the Contract-holder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants, under a Contract. (Some Contracts require 90 days' advance notice.)

          The discontinuance of contributions on a Participant's behalf does not otherwise affect his rights under the Contracts. He may make withdrawals from his Accumulation Account--for transfer, for the purchase of an annuity or for any other purpose--just as if contributions were still being made for him. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Accumulation Accounts is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may elect to cancel those Accumulation Accounts unless prohibited by the retirement arrangement, and pay the Participant their value (less the annual account charge) as of the date of cancellation.

     9.   Transfer Payments

          a. Unless restricted by the retirement arrangement under which a Participant is covered, upon the receipt by Prudential of a duly completed written transfer request form or properly authorized telephone transfer request, all or a portion of the Participant's Accumulation Account in VCA-10, VCA-11, or in any Subaccount of VCA-24 will be transferred to another Account or Subaccount, fixed rate option or to a Companion Contract that covers him. There is no minimum transfer amount. As of the day the transfer request is received, the Participant's Accumulation Account in the Account or Subaccount from which the transfer is made will be reduced by the number of Units obtained by dividing the amount to be transferred by the Unit Value for that day. If the transfer is made to another Account or Subaccount as of the same day, the number of Units credited to the Participant in that Account or Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant. For example, many Contracts may preclude transfers from the Companion Contract or fixed rate option into non-equity investment options that are defined in the Contract as "competing" with the general account options in investment characteristics. If such transfers are precluded, the Contract will further require that amounts transferred from the Companion Contract or fixed rate option into non-competing investment options such as a stock fund may not for 90 days thereafter be transferred into a "competing" option.


               Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 27. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.


          b. A Contract may include a provision that, upon discontinuance of contributions for all Participants under the Contract or for all Participants of an employer covered under a Contract (see "Discontinuance of Contributions," above), the Contract-holder may request Prudential to make transfer payments from VCA-10, VCA-11 or any Subaccount of VCA-24 to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each Participant and each beneficiary of a deceased Participant for whom an Accumulation Account remains in force under the Contract-holder's Program that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have his Account in VCA-10, VCA-11 or any Subaccount of VCA-24, transferred to the alternate funding agency. If he does not so elect, his Accounts will continue in force under the Contract. The

               Accumulation Account of any Participant or beneficiary who does so elect will be cancelled as of a "transfer date," which is the business day specified in the Contract-holder's request or 90 days after Prudential receives the request, whichever is later. The product of the Units in the Participant's Accumulation Accounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable deferred sales and annual account charges, will be transferred to the designated funding agency in cash, securities held in VCA-10 and VCA-11, or both.

          c. Contributions may be discontinued for all Participants under a Contract or for all Participants of an employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from VCA-10, VCA-11 or any Subaccount of VCA-24 to an alternate funding agency. The transfer would be made as described in paragraph b. above.

               Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments (other than those described in paragraph a. above) must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

     10.  Telephone Requests

          Certain Programs may allow Participants to effect transfers and other Account transactions by telephone and telecopy. If the Program offers telephone privileges, each Program Participant will automatically receive such privileges unless he declines those privileges on a form that will be supplied by the Contract-holder or Prudential. For the Participant's protection and to prevent unauthorized exchanges, telephone calls will be recorded and the Participant will be asked to provide his personal identification number or other identifying information. A written confirmation of a transfer will be sent to the Participant. Neither the Accounts nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. Telephone privileges are available only if the Contract-holder has so elected and only in states where these privileges may legally be offered. The safeguards discussed above that are employed by the Accounts are designed to minimize unauthorized exercise of these privileges. During times of extraordinary economic or market changes, telephone privileges or telecopied instructions may be difficult to implement.

     11.  Exchange Offer Into MEDLEY from VCA-2

          Certain Contract-holders in The Prudential Variable Contract Account-2 ("VCA-2") may be offered an opportunity to exchange their retirement program's investment in VCA-2 for Units of VCA-10, VCA-11 or the Subaccounts of VCA-24.

          Participants in plans of VCA-2 Contract-holders that accept this exchange offer have the option of exchanging their interests in VCA-2 for interests in VCA-10 and VCA-11 or any of the Subaccounts of VCA-24. In such an exchange, any years of participation credited to those VCA-2 Participants under VCA-2 contracts will be counted as years of MEDLEY Program participation. In addition, no deferred sales charge will be applied to withdrawals from VCA-10, VCA-11 or the Subaccounts of VCA-24 until a Participant has withdrawn an amount of contributions equal to the amount transferred from VCA-2.

     12.  Exchange Offer with the PMF Funds

          Prudential may offer certain open-end management investment companies -- generally referred to as mutual funds -- as an alternative investment vehicle for existing MEDLEY Contract-holders. These funds are managed by Prudential Mutual Fund Management, LLC, an indirect wholly-owned subsidiary of Prudential (collectively, the "PMF Funds"). If the Contract-holder elects to make one or more of the PMF Funds available to its Participants, Participants will be given the opportunity to direct new contributions to those PMF Funds.

          Prudential may permit Participants to exchange any or all amounts in their current variable investment accounts (under VCA-10, VCA-11 or VCA-24) for shares of the PMF Funds without the imposition of the deferred sales charge that may otherwise be applicable to withdrawals from those accounts under the MEDLEY Program (a "MEDLEY-to-PMF Exchange"). In addition, Prudential may permit Participants to exchange any or all amounts in their PMF Fund accounts to VCA-10, VCA-11 or VCA-24 (a "PMF-to-MEDLEY Exchange"). No sales charge or other transaction charge is imposed at the time of a MEDLEY-to-PMF Exchange or a PMF-to-MEDLEY Exchange. No deferred sales load will be imposed on the subsequent withdrawal of interests in VCA-10, VCA-11 or VCA-24 acquired in a PMF-to-MEDLEY Exchange.

          Prudential will determine the time periods for which any exchange offer will be available. Prudential may, for example, establish fixed periods of time for exchanges under a particular Contract (an "open window"). Prudential will advise each Contract-holder of the timing of their particular open window, but all such open windows will be for at least 60 days. Furthermore, any open-ended exchange offer will not be terminated without 60 days prior notice to the Contract-holder. If a Participant does not elect to exchange Units of an Account for PMF Funds shares during an open window, the Participant may subsequently transfer from an Account to PMF Funds only amounts that are not subject to the deferred sales charge. This exchange offer is subject to termination and its terms are subject to change.

          If a Participant exchanges all the MEDLEY Program accounts for shares of PMF Funds, the annual account charge, which is assessed at the end of each calendar year, may be deducted from the Participant's PMF Fund account(s).

          Before  deciding  whether  to  exchange  any or all of their  existing
          MEDLEY accounts for shares of any PMF Fund, Participants should carefully read the relevant PMF Fund prospectus. Participants should understand that the PMF Funds are registered management investment companies (i.e., mutual funds) offered directly to qualified plans, certain institutional investors and others. They are not funding vehicles for variable annuity contracts. Thus, Participants investing in the PMF Funds will not have the features of an annuity contract, such as a minimum death benefit or certain annuity-related provisions, as they do under the MEDLEY Program.

          In Prudential's opinion, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of PMF Funds or vice versa.


          Furthermore, for 403(b) plans, MEDLEY-to-PMF Exchanges will be effected from a 403(b) annuity contract (Tax Deferred Annuity funds under the MEDLEY Program) to a Section 403(b)(7) custodial account (Tax Deferred Annuity funds under the PMF Funds) so that such transactions will not constitute taxable distributions. Conversely, PMF-to-MEDLEY Exchanges will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the PMF Funds than under the MEDLEY Program.

          Prudential does not intend to extend this exchange offer out of MEDLEY to Participants under any Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or are otherwise associated. Any MEDLEY Contract that is held under a non-qualified arrangement is subject to taxation as an annuity Contract. Any permitted exchange of amounts under such MEDLEY Contract to shares of PMF Funds may be treated for tax purposes as a taxable withdrawal up to the amount of the investment income earned in the MEDLEY Contract. In addition, the exchange may constitute a premature withdrawal that is subject to a 10 percent tax penalty of the amount exchanged which is includable in income (i.e., the investment earnings exchanged). However, if the owner of the MEDLEY Contract is not a natural person and the investment income on the Contract is currently taxable each year to such owner, there will be no added tax incurred if such an owner decides to exchange funds from the MEDLEY Contract to shares of PMF Funds.


          Contract-holders   and   Participants  are  encouraged  to  consult  a
          qualified tax advisor for complete tax information and advice.

     13.  Loans

          The loans described in this Section are generally available to Participants in 401(a) plans and 403(b) programs. Loans may also be available to Participants in 457 plans. The interest rate and other terms and conditions of the loan may vary from program to program. For plans that are subject to ERISA it is the responsibility of the program trustee or fiduciary to ensure that the interest rate and other terms and conditions of the loan comply with all program qualification requirements including the ERISA regulations. In addition to the loans described in this section, Participants in 403(b) programs may also be able to obtain loans under their Companion Contract and should consult their employer or Prudential.

          The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Participant's Program, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one-year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest in his or her Accumulation Accounts. In the loan application, the Contract-holder (or in certain cases, the

          Participant) designates the Accumulation Account(s) from which the loan amount is deducted. Borrowing, therefore, reduces a Participant's Accumulation Accounts. To repay the loan, the Participant makes periodic payments of interest plus a portion of principal. Those payments are invested in the Accounts or Subaccounts chosen by the Participant. The Participant's Program may specify the Accumulation Accounts from which he may borrow and into which repayments may be invested.


          The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified retirement plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. For information as to how the deferred sales charge applies to loans, see "Deferred Sales Charge," page 17.

          Prudential charges a loan application fee of up to $75, which is deducted from a Participant's Accumulation Accounts at the time the loan is initiated. Prudential will not accept a personal check as payment of the loan application fee. Prudential also charges up to $25 per year as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. The Accumulation Account from which this charge is deducted is determined in the same manner as with the annual account charge. See "Annual Account Charge," page 17.


     14.  Modified Procedures

          Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than Prudential. The record-keeper is the Contract-holder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the valuation period in which Prudential receives appropriate instructions and/or funds from the record-keeper. Any such different procedures will be set forth in the Contract.


          These contracts may have modified deferred sales charges and annual account charges. See "Modification of Charges," page 18.


The Annuity Period

     1.   Electing the Annuity Date and the Form of Annuity


          Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, (see "Withdrawal (Redemption) of Contributions," page 20), and subject to the provisions of the retirement arrangement that covers him, a Participant may elect at any time to have all or a part of his interest in VCA-10, VCA-11 or any Subaccount of VCA-24 used to purchase a fixed-dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of VCA-10, VCA-11 or any Subaccount of VCA-24.


          Withdrawals from VCA-10, VCA-11 or any Subaccount of VCA-24 that are used to purchase a fixed-dollar annuity under the Contracts become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding the fixed-dollar annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

          In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering him provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. The first monthly annuity payment generally will be made within one month of the date on which the annuity is purchased.

          Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain elections of payouts which are not qualified joint and survivor annuities must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after his death to his spouse, if then living.

          If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, Prudential may, at its option and in lieu of making any annuity payment whatsoever, pay the person who would receive the annuity a one-sum cash payment in the amount that would otherwise have been applied to purchase the annuity.

          Once annuity payments begin, the annuitant cannot surrender his annuity benefit and receive a one-sum payment in lieu thereof.

     2.   Available Forms of Annuity

          Option 1--Life annuity with payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with the guarantee that if, at the death of the annuitant, payments have been made for less than the period-certain (which may be 60, 120, 180 or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his beneficiary.

          Option 2--Annuity-certain. This is an immediate annuity payable monthly for a period-certain which may be 60, 120, 180 or 240 months, as selected by the annuitant. If the annuitant dies during the period-certain, payments in the same amount the annuitant was receiving will be continued to his beneficiary, but no further payments are payable after the end of the period-certain.

          Option 3--Joint and survivor annuity with payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33%, 50%, 66% or 100% as selected by the annuitant (the amounts of each payment made to the annuitant will be lower as the percentage he selects to be paid to the contingent annuitant is higher). If both the annuitant and the contingent annuitant die during the period-certain (which may be 60, 120, 180 or 240 months, as selected by the annuitant), payments will be continued during the remainder of the period-certain to the properly designated beneficiary.

          Other forms of annuity may be available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

          If the dollar amount of the first monthly payment to a beneficiary is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his own right, Prudential may elect to pay the commuted value of the unpaid payments-certain in one sum.

     3.   Purchasing the Annuity

          No deferred sales charge is deducted from contributions withdrawn to purchase an annuity. If, as a result of a withdrawal to purchase an annuity, all of the Participant's Accumulation Accounts under the Program are reduced to zero, the full annual account charge is deducted, unless the annuity becomes effective on January 1 of any year. The resulting amount, less any applicable taxes on annuity considerations, is applied to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

          The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, the schedule of annuity purchase rates is modified, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity-certain with 180 payments or less, as described in Option 2, will apply only to amounts added to a Participant's Accumulation Account after the date of change. A change in any other schedule will apply to all amounts in a Participant's Accumulation Account.

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

Changes in the Contracts

Some Contracts provide that after it has been in effect for two years Prudential may change the annual account charge and the table of deferred sales charges. Any change in the table of deferred sales charges generally will apply only to the withdrawal of those contributions made on or after the date the change takes effect. For this purpose, contributions shall be deemed to be withdrawn on a first-in, first-out basis.

Some Contracts also provide that after it has been in effect for five years Prudential may change the deduction from assets of VCA-10, VCA-11 or any Subaccount of VCA-24 for administrative expenses, the terms and conditions under which a deferred sales charge is made, the minimum amount of any contribution to VCA-10, VCA-11 or any Subaccount of VCA-24 that is made other than on a regular, periodic basis and the terms and amount of any transfer or withdrawal, provided, however, that any such change must be permissible under the provisions of the 1940 Act. The changes described in this paragraph will apply to all amounts in Participants' Accumulation Accounts, whether credited before or after the change is made.

The changes discussed in the preceding two paragraphs may not become effective earlier than 90 days after notice of them has been sent to the Contract-holder and to each person to whom the change applies who has an Accumulation Account under the Contract, other than persons covered by a Contract used in connection with deferred compensation plans under Section 457 of the Code and persons
covered  by  a  Contract  used  in   connection   with   non-qualified   annuity
arrangements.

Some Contracts permit the periodic revision of annuity purchase rates. The Contracts permit Prudential to change the Contract if Prudential deems it appropriate to conform to the requirements of any law or regulation.

A Contract may be changed at any time by agreement between Prudential and the Contract-holder; however, no change may be made that adversely affects rights with respect to annuities purchased before the effective date of the change, unless the consent of each affected annuitant is obtained.

Prudential reserves the right to substitute the shares of any other registered investment company for the shares of the Fund held in any of the Subaccounts of VCA-24. Current law requires approval by the Securities and Exchange Commission and notification to the holders of the Contracts of any such substitution. Prudential also reserves the right to operate VCA-24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to discontinue any of the Subaccounts of the Account, all to the extent permitted by applicable law. Prudential may also amend any Contract to the extent necessary to comply with any applicable law or regulation.

Reports

Participants will be sent, at least annually, reports showing as of a specified date the number of Units credited to them in VCA-10, VCA-11 and in the Subaccounts of VCA-24. Each Participant will also be sent semi-annual reports showing the financial condition of the Accounts and the Subaccounts with their corresponding Fund Portfolios, and the investments held in each.


If a single individual or company invests in the Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this Prospectus.


Performance Information

Performance information for VCA-10, VCA-11, and the Subaccounts of VCA-24 may appear in advertising and reports to current and prospective Contract-holders and Participants. Performance information is based on historical investment experience of those investment options and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA-11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA-11 over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Comparative performance information may from time to time be included in reports or advertising, including, but not limited to, data from Morningstar, Inc., Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Price Index, Lehman Brothers indices and other commonly used indices or industry publications.

See "Performance Information" in the Statement of Additional Information for recent performance information.

Participation in divisible surplus


A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contract-holder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contract. In the case of the Contracts described in this Prospectus, any surplus determined to be payable as a dividend is credited to Participants. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. There were no payments of divisible surplus made under the Contracts in 1995 or 1994. In 1996, payments of divisible surplus were made accordingly: VCA-10 $980,047, VCA-11 $89,828 and VCA-24 $789,747.


                               FEDERAL TAX STATUS

The following discussion is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax adviser should be consulted for complete information and advice.

Taxes on Prudential. The Accounts are not considered separate taxpayers for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies--which are separate taxpayers--the earnings of the Accounts (and Subaccounts) are taxed as part of the income of Prudential. No charge is being made currently to the Accounts or the Subaccounts for company federal income taxes. Prudential will review periodically the question of a charge to the Account or Subaccounts for company federal income taxes attributable to the Contracts. Such a charge may be made in future years for any federal income taxes attributable to the Contracts.

Qualified Retirement Arrangements Using the Contracts. The Contracts may be used in connection with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), and retirement programs for certain persons known as Section 403(b) annuity plans.


The provisions of the Code that apply to the retirement arrangements that may be funded by the Contracts are complex and Participants are advised to consult a qualified tax adviser. In general, however, assuming that the requirements and limitations of the provisions of the Code applicable to the particular type of plan are adhered to by Participants and employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Further, under the retirement programs with which the Contracts may be used, Federal income tax currently is not imposed upon the investment income and realized gains earned by the Accounts and Subaccounts in which the contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of Federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of the provisions of the Code applicable to the particular type of plan is necessary.

As noted above, withdrawals or distributions are taxable. Furthermore, premature distributions or withdrawals may be subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, Federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. See "Withdrawal (Redemption) of Contributions," page 20. Distributions are subject to certain minimum distribution requirements.


The Contracts may be used in connection with deferred compensation plans that meet the requirements of Section 457 of the Code. The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning the applicability of Section 457 to their plans as well as the specific requirements. Reference is also made to the discussion below of Section 72(u) of the Code which may be applicable in certain circumstances.

Subject to the exceptions discussed below with respect to Section 403(b) annuity plans and certain governmental or church plans, distributions from IRAs, qualified retirement arrangements and deferred compensation plans that meet the requirements of Section 457 of the Code must begin by April 1 of the calendar year following the year in which the Participant attains age 701 @2.
Distributions from a Section 403(b) annuity plan attributable to benefits accruing after December 31, 1986 and distributions from certain governmental or church plans and qualified retirement arrangements must begin by April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 701 @2 or (ii) the calendar year in which the Participant retires. In any case, distributions that are made after this required beginning date generally must be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Accumulation Account(s) has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Accumulation Accounts must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a deferred compensation plan subject to Section 457 of the Code, such period cannot exceed 15 years). Special rules apply to the spouse of a deceased Participant.

In addition to the above rules, with respect to a deferred compensation plan subject to Section 457 of the Code, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

Non-qualified Arrangements Using the Contracts. The Contracts constitute variable annuity contracts. Accordingly, no tax should be payable by a Participant as a result of any increase in the value of his share of the investment income and realized gain earned by the Account or Subaccount in which his accumulated premium payments are held. Generally, amounts are taxed when received, either as an annuity or as a withdrawal before the annuity starting date. For these purposes, loans against the Contracts or the pledging of the Contracts are treated as withdrawals.

Amounts withdrawn before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income earned by a Participant's Account or Subaccount has been withdrawn. Thus, a Participant will be taxed on the amount he withdraws before he starts receiving annuity payments to the extent that the cash value of his Contract, unreduced by the withdrawal charge, exceeds his premiumpayments.

In addition to the ordinary income tax, the Code further provides that premature withdrawals that are includible in income will be subject to a penalty tax. The amount of the penalty is 10 percent of the amount withdrawn that is includable in income. Some withdrawals will be exempt from the penalty. These include withdrawals (1) made on or after the date on which the Participant reaches age 591 @2, (2) made on or after the death of the Participant, (3) attributable to the Participant becoming disabled (as defined in Code Section 72(m)), (4) in the form of level annuity payments under a lifetime annuity, or (5) in the form of substantially equal periodic payments (made at least annually) for the life expectancy of the Participant or the joint life expectancies of the Participant and his designated beneficiary.

Different tax rules apply to the receipt of annuity payments or regular payments in accordance with a systematic withdrawal arrangement by a Participant after the annuity starting date. A portion of each payment he receives under a Contract will be treated as a partial return of his post-tax premium payments, if any, and will not be taxable. The remaining portion of the payment will be taxed as ordinary income. Exactly how each payment is divided into taxable and nontaxable portions depends upon (i) the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant, payee or, in the case of a joint and survivor life annuity, payees, or (ii) whether you elect to have regular payments made in accordance with a systematic withdrawal plan over a fixed period of time or in fixed dollar amounts. Once a Participant has recovered all his premium payments, the balance of the annuity payments will be fully taxable.


Certain minimum distribution requirements apply in the case where the Participant dies before the entire interest in his annuity has been distributed. Further, certain transfers of an annuity for less than full compensation (e.g., certain gifts), will trigger tax on the gain in the Contract.

Special rules under Section 72(u) of the Code apply to the Contracts if held by a person who is not a natural person and if not covered by one of several exceptions. Under these rules, if a Contract is held by a corporation, partnership, trust or similar nonnatural person, the income on the Contract each year is treated as ordinary income received or accrued that year by the owner of the Contract. Income on the contract is the excess of the sum of the net surrender value of the Contract at the end of the taxable year plus any amounts distributed for all years over the aggregate amount of premiums paid under the Contract minus premiums paid and amounts received under the Contract that have been included in income. Exceptions to these rules include contracts held by a nonnatural person as an agent for a natural person, contracts acquired by an estate by reason of the death of the decedent, contracts held under a qualified pension or profit sharing plan, a Section 403(b) annuity plan or individual retirement plan (see discussion above) or contracts which provide for immediate annuities.


Withholding. Generally, under a nonqualified annuity arrangement, or individual retirement account or individual retirement annuity, unless a Participant elects to the contrary, any amounts that are received under his Contract that
Prudential reasonably believes are includable in gross income tax for tax purposes will be subject to withholding to meet Federal income tax obligations. In the absence of an election by a Participant that Prudential should not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that Prudential reasonably believes is subject to withholding. In addition, certain distributions from qualified plans under Section 401 or Section 403(b) of the Code, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the participant, or joint and last survivor expectancy of the participant and a designated beneficiary; or (b) distributions for a specified period of ten years or more; or (c) distributions which are required as minimum distributions. Accordingly, a Participant would be well-advised to check the Contract-holder's retirement arrangement and consult with appropriate tax advisers regarding the current state of the law before making a withdrawal. Prudential will provide forms and instructions concerning withholding. However, amounts that are received under a Contract used in connection with a plan that is subject to Section 457 of the Code are treated as wages for Federal income tax purposes and are, thus, subject to general withholding requirements.

                                 VOTING RIGHTS

Except for  Participants  and  beneficiaries  under  certain  Contracts  used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code, each person who has an Accumulation Account in VCA-10 or VCA-11, as the case may be, has the right to vote at meetings of Participants in that Account, and Prudential will vote the shares of the Fund that it holds in any Subaccount of VCA-24 in the manner directed by persons who have Accumulation Accounts in that Subaccount. If the Participants under a Contract issued in connection with a 457 plan do not have voting rights, then the Contract-holder will have the voting rights.

Persons having voting rights with respect to VCA-10 and VCA-11 are entitled to vote in connection with the election of the members of an Account's Committee. Committee members are not elected annually. All Committee members elected by persons having voting rights are elected for indefinite terms. Vacancies may be filled by a majority vote of all the remaining Committee members, provided that immediately after filling any such vacancy, at least two-thirds of the members then holding office shall have been elected by persons having voting rights. Members elected by a Committee, rather than by persons having voting rights, only hold their positions until the next meeting of persons having voting rights in respect to such Account. At that next meeting, persons with voting rights fill the vacancy by electing a member for an indefinite term.

In addition, persons having VCA-10 and VCA-11 voting rights are entitled to vote in connection with:

     a.   any  amendments  of  the  investment   management   agreement  between
          Prudential and the Account and any such new agreements negotiated by the Committee;

     b.   any changes in the fundamental investment policies of the Account; and

     c.   any other matter requiring a vote of VCA-10 and VCA-11 Participants.

Instructions to Prudential for the voting of Fund shares will involve the following matters: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant for the Fund; (3) approval of the investment advisory agreement for the Fund; (4) any change in the fundamental investment policy of a Portfolio in which assets of a Subaccount of VCA-24 are invested; and (5) any other matter requiring a vote of the shareholders of the Fund. With respect to approval of the investment advisory agreement or any change in a Portfolio's fundamental investment policy, Participants with Accumulation Accounts in a Subaccount the assets of which are invested in such Portfolio will vote with other holders of shares in such Portfolio on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of votes which a person may cast at meetings of Participants in VCA-10 or VCA-11 is equal to the number of dollars in the Account and fractions thereof credited to him, or, in the case of holders of Contracts used in connection with deferred compensation plans under Section 457 of the Code where the Contract-holder has the voting rights, the number of dollars and fractions thereof that are credited to the Participants under that Contract, as of the record date.

Prudential is entitled to vote the number of votes and fractions thereof equal to the number of dollars and fractions thereof of its own funds invested in either VCA-10 or VCA-11 as of the record date. Prudential will cast its votes in the same proportions as all other votes represented at the meeting, in person or by proxy.

Meetings of Participants are not required to be held annually. The Rules and Regulations of both VCA-10 and VCA-11 provide that meetings of persons having voting rights may be called by a majority of the Committee. An Account's Committee is required to call a meeting of persons having voting rights in the event that at any time less than a majority of the members of such Committee holding office at that time were elected by persons having voting rights. Such meeting must be held within 60 days unless the Securities and Exchange Commission by order extends such period. In addition, the Committee is required to call meetings of persons with voting rights in order to submit for a vote matters on which such persons are entitled to vote (as listed above).

For the purpose of determining the persons having voting rights in respect of an Account who are entitled to notice of and to vote at such meetings, the Committee may fix, in advance, a record date which shall not be more than 70 nor less than 10 days before the date of the meeting.

Votes may be cast either in person or by proxy. Persons entitled to vote will receive all proxy materials.

Each person having an Accumulation Account in a Subaccount of VCA-24 may give voting instructions to Prudential equal to the number of Fund shares represented by the Subaccount Units in his Accumulation Account. Prudential will vote the shares of the Fund that are attributable to assets of its own that it maintains in the Subaccount, or to any shares as to which it has not received instructions, in the same manner and proportion as the shares for which it has received instructions.

The number of votes for which each person may give Prudential instructions will be determined as of the record date for Fund shareholders chosen by the Board of Directors of the Fund. Prudential will furnish Participants with proper forms and proxies to enable them to give it these instructions.

As defined by the 1940 Act and as referred to elsewhere in this Prospectus, a majority vote of persons having voting rights in respect of VCA-10, VCA-11 or the Fund means (a) 67% or more of the votes of such persons present at a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast, whichever is less.

                              OTHER CONTRACTS ON A
                                 VARIABLE BASIS

In addition to the Contracts, Prudential currently issues other forms of contracts on a variable basis. At present, contributions under such other contracts are not held in VCA-10, VCA-11 or any Subaccount of VCA-24 but are held in other separate accounts.

                                STATE REGULATION

Prudential is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and contract-holders. This regulation does not involve any supervision or control over the investment policies of either Account or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law. See "Investment restrictions imposed by state law," in the Statement of Additional Information.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. No variable contract may be issued for delivery in New Jersey prior to the written acknowledgement by the Department of Insurance of its filing. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." Approval can also be withheld or withdrawn if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

     In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                LEGAL PROCEEDINGS


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.


                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission.

Participants may also receive further information about the Contracts at the address and phone number set forth on the cover page of this Prospectus.

                             ADDITIONAL INFORMATION

Registration statements under the Securities Act of 1933 have been filed with the Securities and Exchange Commission with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission.

For further information, you may also contact Prudential's office, the address and telephone number of which are set forth on the cover of this Prospectus.

A copy of the Statement of Additional Information prepared by Prudential, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at the number set forth on the cover of this Prospectus. The Statement includes:

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-10, VCA-11 AND VCA-24 .....   2

 Fundamental Investment restrictions adopted by VCA-10 and VCA-11 .........   3

 Investment restrictions imposed by state law .............................   4

 Loans of portfolio securities ............................................  10

 Portfolio turnover rate ..................................................  10

 Portfolio brokerage and related practices ................................  10

 Custody of securities ....................................................  11

PERFORMANCE INFORMATION ...................................................  12

THE VCA-10 AND VCA-11 COMMITTEES ..........................................  14

 Remuneration of Members of the Committees and Certain Affiliated Persons .  14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS ....................  15

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS ...........  15

SALE OF THE CONTRACTS .....................................................  18

EXPERTS ...................................................................  18

FINANCIAL STATEMENTS OF VCA-10 ............................................  20

FINANCIAL STATEMENTS OF VCA-11 ............................................  29

FINANCIAL STATEMENTS OF VCA-24 ............................................  36

FINANCIAL STATEMENTS OF THE PRUDENTIAL ....................................  44

                                    APPENDIX

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA-11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year);(2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) "Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Corporation ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

An  "NRSRO"  is  any  nationally  recognized   statistical  rating  organization
designated by the SEC staff, including Moody's and S&P.

An "eligible security" is either (i) a short-term security that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in one of the two highest rating categories for such securities or issuers by two NRSROs (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) an unrated short-term security of comparable quality as determined by the VCA-11 Committee.

A "first tier" security is either (i) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two NRSROs (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) is an unrated short-term security of comparable quality as determined by the VCA-11 Committee.

A "second tier" security is any "eligible security" other than a "first tier" security.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1997


                             THE MEDLEY(SM) PROGRAM

                            GROUP VARIABLE CONTRACTS
                                 issued through

           THE PRUDENTIAL                             THE PRUDENTIAL
    VARIABLE CONTRACT ACCOUNT-10               VARIABLE CONTRACT ACCOUNT-11

                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each
Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.
                                ---------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 1997, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-10, VCA-11 AND VCA-24 .....   2
 Fundamental Investment restrictions adopted by VCA-10 and VCA-11 .........   3
 Investment restrictions imposed by state law .............................   4
 Loans of portfolio securities ............................................  10
 Portfolio turnover rate ..................................................  10
 Portfolio brokerage and related practices ................................  10
 Custody of securities ....................................................  11
PERFORMANCE INFORMATION ...................................................  12
THE VCA-10 AND VCA-11 COMMITTEES ..........................................  14
 Remuneration of Members of the Committees and Certain Affiliated Persons .  14
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS ....................  15
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS ...........  15
SALE OF THE CONTRACTS .....................................................  18
EXPERTS ...................................................................  18
FINANCIAL STATEMENTS OF VCA-10 ............................................  20
FINANCIAL STATEMENTS OF VCA-11 ............................................  29
FINANCIAL STATEMENTS OF VCA-24 ............................................  36
FINANCIAL STATEMENTS OF THE PRUDENTIAL ....................................  44

                              The Prudential Insurance Company of America
                              c/o Prudential Investments
                              30 Scranton Office Park
                              Scranton, PA 18507-1789
                              Telephone 1-800-458-6333

--------------------------------------------------------------------------------
[LOGO] Prudential

                              INVESTMENT MANAGEMENT
                              AND ADMINISTRATION OF
                            VCA-10, VCA-11 and VCA-24

Prudential acts as investment manager for The Prudential Variable Contract Account-10 ("VCA-10") and The Prudential Variable Contract Account-11 ("VCA-11") under separate investment management agreements with each of them. Each Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

The assets of each Subaccount of VCA-24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The Prospectus and the Statement of Additional Information of the Fund describe the investment management and administration of the Fund and its various portfolios.

Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential continues to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients. Prudential's investment management agreement with each of VCA-10 and VCA-11 was most recently renewed by unanimous vote of the Committees on November 22, 1996 and by the Participants in each Account on September 8, 1983. The Service Agreement was submitted to and approved by Participants in VCA-10 and VCA-11 on November 4, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA-10 and VCA-11 Committees on November 22, 1996. Each
Account's investment management agreement and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of each entire Committee or by a majority vote of persons entitled to vote in respect of the Account. An Account's investment management agreement will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.


The Service Agreement will continue in effect as to each Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the Agreements for Investment Management Services between Prudential and the Accounts. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to an Account in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and the Accounts. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to an Account, see "Voting Rights," page 32 of the Prospectus.


Prudential is responsible for the administrative and recordkeeping functions of VCA-10, VCA-11 and VCA-24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.


A daily charge is made which is equal to an effective annual rate of 1.00% of the net value of the assets in VCA-10 and VCA-11. Three quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one quarter (0.25%) isfor investment management. During 1996, 1995, and 1994, Prudential received $4,121,607, $3,023,169 and $2,608,950, respectively, from VCA-10 and $804,528, $746,306, and $659,492, respectively, from VCA-11 for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA-24. All of this charge is for administrative expenses not covered by the annual account charge. During 1996, 1995, and 1994, Prudential received $6,866,521, $4,741,003, and
$3,535,163, respectively, in daily charges for VCA-24.

Prior to May 1, 1997, an annual account charge for administrative expenses of not greater than $20 was assessed against a Participant's Accumulation Account. As of May 1, 1997, this charge was increased to not greater than $30. During 1996, 1995, and 1994, Prudential collected $81,929, $78,996 and $69,867 respectively, from VCA-10 and $40,724, $40,200, and $34,832, respectively, from VCA-11 in annual account charges. During 1996, 1995, and 1994, Prudential collected $143,977, $147,713 and $139,359, respectively, in annual account charges from VCA-24.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA-10 during 1996, 1995, and 1994, were $13,057, $146,870 and $24,016, respectively.
The deferred sales charges imposed on VCA-11 withdrawals during 1996, 1995, and 1994, were $8,659, $17,399 and $16,777, respectively. During 1996, 1995, and
1994 the deferred sales charges imposed on withdrawals from VCA-24 were $98,456, $151,147 and $62,145, respectively.


Fundamental investment restrictions adopted by VCA-10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-10's total assets, more than 5% of VCA-10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-10 except that VCA-10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc.
automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-10 except that VCA-10 may purchase and sell financial futures contracts and related options. Loans. VCA-10 will not lend money, except that loans of up to 10% of the value of VCA-10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-10 in accordance with its investment objectives and policies.

Borrowing. VCA-10 will not issue senior securities, borrow money or pledge its assets, except that VCA-10 may borrow from banks up to 331 @3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-10 may pledge up to 331 @3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA-10 will not purchase securities on margin (but VCA-10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin. Underwriting of Securities. VCA-10 will not underwrite the securities of other issuers, except where VCA-10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-10 is permitted to make. Control or Management of Other Companies. No securities of any company will be acquired for VCA-10 for the purpose of exercising control or management thereof.

Non-fundamental  investment  restrictions adopted by VCA-10

The VCA-10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


Short Sales. VCA-10 will not make short sales of securities or maintain a short position, except that VCA-10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.


Restricted Securities. No more than 15% of the value of the net assets held in VCA-10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

Fundamental investment restrictions adopted by VCA-11

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-11's total assets, more than 5% of VCA-11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-11.

Loans. VCA-11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA-11 will not issue senior securities, borrow money or pledge its assets, except that VCA-11 may borrow from banks up to 331 @3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-11 may pledge up to 331 @3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA-11 will not purchase securities on margin (but VCA-11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA-11 will not underwrite the securities of other issuers, except where VCA-11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA-11 for the purpose of exercising control or management thereof.

Non-fundamental investment restrictions adopted by VCA-11 The VCA-11

Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA-11 will not make short sales of securities or maintain a short position.

Restricted Securities. No more than 10% of the value of the net assets held in VCA-11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Investment restrictions imposed by state law

In addition to the investment objectives, policies and restrictions that they have adopted, VCA-10 and VCA-11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.


3. Any common  stock  purchased  must be (i) listed or  admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.


4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA-10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

Additional information about financial futures contracts

As described in the prospectus, VCA-10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA-10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA-10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA-10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA-10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA-10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA-10 from liquidating an unfavorable position and VCA-10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Additional information about options As described in the prospectus, VCA-10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA-10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA-10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA-10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA-10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA-10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA-10 originally wrote the OTC option. There can be no assurance that VCA-10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA-10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA-10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA-10 will write only "covered" options on stocks. A call option is covered if:
(1) VCA-10 owns the security underlying the option; or (2) VCA-10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA-10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA-10 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) VCA-10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) VCA-10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA-10 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.

VCA-10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA-10 security from a decline in market value). The loss to VCA-10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA-10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA-10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA-10 may purchase call options for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA-10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA-10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA-10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA-10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA-10 will also segregate or deposit for the benefit of VCA-10's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA-10's use of straddles will be limited to 5% of VCA-10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA-10's net assets at the time the straddle is written).

VCA-10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA-10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA-10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA-10 purchases a put option on an underlying security it owns.

VCA-10 may also purchase call options on debt securities for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA-10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer. VCA-10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.


Options on Stock Indices. VCA-10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


VCA-10 will
write only "covered" options on stock indices. A call option is covered if VCA-10 follows the segregation requirements set forth in this paragraph. When VCA-10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA-10 has not written a stock call option and which has not been hedged by VCA-10 by the sale of stock index futures. When VCA-10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA-10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA-10 will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term debt obligations equal in value to the difference. In addition, when VCA-10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA-10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


A call option is also covered if VCA-10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA-10 in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian.


A put option is covered if: (1) VCA-10 holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA-10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA-10 in cash, Treasury bills or other liquid unencumbered assets in a segregated account with its custodian.


VCA-10 may purchase put and call options on stock indices for hedging or investment purposes. VCA-10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA-10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA-10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA-10. Price movements in VCA-10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA-10 bears the risk that the price of the securities held by VCA-10 may not increase as much as the index. In such event, VCA-10 would bear a loss on the call which is not completely offset by movement in the price of VCA-10's equity securities. It is also possible that the index may rise when VCA-10's securities do not rise in value. If this occurred, VCA-10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA-10 has written a call, there is also a risk that the market may decline between the time VCA-10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA-10 is able to sell stocks in its portfolio. As with stock options, VCA-10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA-10 would be able to deliver the underlying securities in settlement, VCA-10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA-10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA-10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA-10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA-10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA-10's successful use of options on foreign currencies depends upon the investment adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA-10 may enter into certain transactions involving options on futures contracts. VCA-10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA-10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment adviser may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA-10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA-10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA-10.

Forward foreign currency exchange contracts

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA-10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA-10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA-10's successful use of forward contracts depends upon the investment adviser's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

Interest rate swap transactions

VCA-10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA-10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA-10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, VCA-10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Loans of  portfolio  securities

VCA-10 and VCA-11 may from time to time lend their portfolio securities to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA-10 and VCA-11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA-10 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA-10 and VCA-11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA-10 and VCA-11 will not lend their portfolio securities to broker-dealers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts' ability to maximize their securities lending opportunities.

Portfolio Turnover Rate


VCA-10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA-10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA-10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 1996 and 1995 the total portfolio turnover rate for VCA-10 was 52% and 45%, respectively.


Portfolio brokerage and related practices

Prudential is responsible for decisions to buy and sell securities for VCA-10 and VCA-11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA-10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. Prudential and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although Prudential's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When
investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.


An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1996, 1995, and 1994, the total dollar amount of commissions paid by VCA-10 to an affiliated broker, Prudential Securities Incorporated, was $12,687, $-0- and $-0-, respectively. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.


During 1996, 1995, and 1994, $548,304, $429,704 and $324,943,  respectively, was paid to various brokers in connection with securities transactions for VCA-10. Of this amount, approximately 78.6%, 77.6% and 66.57%, respectively, was allocated to brokers who provided research and statistical services to Prudential.

Custody of Securities

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the assets of VCA-10 and VCA-11 and maintains certain books and records in connection therewith.

                             PERFORMANCE INFORMATION


The tables below provide performance information for each variable investment option through December 31, 1996. The performance information is based on historical experience and does not indicate or represent future performance. Annual Average Total Return

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1996 in VCA-10, VCA-11 and the following subaccounts of VCA-24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. VCA-24 has been in existence since May 1, 1987. However, the applicable underlying Portfolios of the Fund existed as funding vehicles for other Prudential products prior to that date. For performance information purposes, the returns calculated below for periods prior to inclusion in the MEDLEY Program reflect a hypothetical return as if those portfolios were part of the MEDLEY Program at that time, using charges applicable to the MEDLEY Program.


                                     Table 1
                           Average Annual Total Return


                                                                                                            From Date Portfolio
                                                                                                            Established Through
                                                                One Year     Five Years      Ten Years     12/31/96 If Portfolio
                                                   Date          Ended         Ended          Ended         Not in Existence
                                                 Established    12/31/96      12/31/96       12/31/96          for Ten Years
                                                 -----------    --------      --------       --------          -------------
VCA-10 ......................................      8/25/82        18.72%        15.36%           13.42%               --
VCA-11 ......................................      8/25/82        (2.28)         2.71             5.11                --
VCA-24:
 Diversified Bond ...........................      5/13/83        (3.40)         5.80             7.08                --
 Government Income ..........................      5/1/89         (5.56)         4.88              --                 7.59
 Conservative Balanced ......................      5/13/83         4.75          7.71             8.83                --
 Flexible Managed ...........................      5/13/83         5.76          9.50            10.24                --
 Stock Index ................................      10/19/87       14.63         13.19              --                15.39
 Equity .....................................      5/13/83        10.55         15.75            14.09                --
 Global .....................................      9/19/88        11.79         11.14              --                 9.26


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

Non-Standard Total Return

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

                                                        Table 2
                                   Average Annual Total Return Assuming No Withdrawal
                                                                                                   From Date Portfolio
                                                                                                   Established Through
                                                       One Year     Five Years      Ten Years     12/31/96 If Portfolio
                                          Date           Ended         Ended          Ended         Not in Existence
                                       Established     12/31/96      12/31/96       12/31/96          for Ten Years
                                       -----------     --------      --------       --------          -------------
VCA-10                                   8/25/82            25.81%        16.08%         13.57%              --
VCA-11                                   8/25/82             4.76          3.81           5.39               --
VCA-24:
 Diversified Bond                        5/13/83             3.61          6.75           7.30               --
 Government Income                       5/1/89              1.45          5.85          --                   7.91%
 Conservative Balanced                   5/13/83            11.78          8.61           9.03               --
 Flexible Managed                        5/13/83            12.78         10.34          10.42               --
 Stock Index                            10/19/87            21.64         13.92          --                  15.52
 Equity                                  5/13/83            17.63         16.45          14.24               --
 Global                                  9/19/88            18.79         11.91          --                   9.52

Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.


                                                        Table 3
                                     Cumulative Total Return Assuming No Withdrawal
                                                                                                   From Date Portfolio
                                                                                                   Established Through
                                                       One Year     Five Years      Ten Years     12/31/96 If Portfolio
                                          Date           Ended         Ended          Ended         Not in Existence
                                       Established     12/31/96      12/31/96       12/31/96          for Ten Years
                                       -----------     --------      --------       --------          -------------
VCA-10                                   8/25/82            25.81%       110.92%        257.42%              --
VCA-11                                   8/25/82             4.76         20.56          69.05               --
VCA-24:
Diversified Bond                         5/13/83             3.61         38.67         102.46               --
Government Income                        5/1/89              1.45         32.92          --                  79.38%
Conservative Balanced                    5/13/83            11.78         51.19         137.45               --
Flexible Managed                         5/13/83            12.78         63.64         169.61               --
Stock Index                             10/19/87            21.64         92.03          --                 277.66
Equity                                   5/13/83            17.63        114.35         278.94               --
Global                                   9/19/88            18.79         75.67          --                 112.42


VCA-11 Yield



The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA-11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.

The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula: Effective Yield = [(base period return +
1)365/7]--1.

The yields on amount held in VCA-11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                        THE VCA-10 AND VCA-11 COMMITTEES



VCA-10 is managed by The Prudential Variable Contract Account-10 Committee ("VCA-10 Committee"). VCA-11 is managed by The Prudential Variable Contract Account-11 Committee ("VCA-11 Committee"). The members of each Committee are elected by the persons having voting rights in respect of each Account. The affairs of each Account are conducted in accordance with the Rules and Regulations of the Account. The members of each Account's Committee, the Account's Secretary and the principal occupation of each during the past five years are shown below.


VCA-10 and VCA-11 Committees

MENDEL A. MELZER*, Chairman and Member of the Committee--Chief Investment Officer, Prudential Mutual Funds and Annuities, Prudential Investments, since 1996. Senior Vice President --Vice President and Chief Financial Officer, Prudential Preferred Financial Services (a unit of PAMCO from 1993 to 1995. Vice President, Managing Director, Prudential Investment Corporation from 1991 to 1993. Address: 751 Broad Street, Newark, NJ 07102.


SAUL K. FENSTER, Member of the Committee--President, New Jersey Institute of Technology (education). Address: 323 Martin Luther King Jr. Boulevard, Newark, NJ 07102.


JONATHAN M. GREENE*, President and Member of the Committee--President of Investment Management (since 3/96), Prudential Investments. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 6/74 to 3/96. Address:
751 Broad Street, Newark, NJ 07102.


W. SCOTT MCDONALD, JR., Member of the Committee--Principal, Kaludis Consulting Group since 1997; 1995 to 1996, Principal, Scott McDonald & Associates; prior to 4/95, Executive Vice President, Fairleigh Dickinson University; prior to 9/91, Executive Vice President, Drew University. Address: 9 Zamrok Way, Morristown, NJ 07960.

JOSEPH WEBER, Member of the Committee--Vice President, Interclass (International corporate learning) since 10/90. President, Alliance for Learning from 3/88 to 10/90; consultant since 3/87. Address: 37 Beachmont Terrace, North Caldwell, NJ 07006.

THOMAS A. EARLY, Secretary to the Committee--Vice President and General Counsel, Mutual Funds and Annuities, Prudential Investments since 1996; Vice President and General Counsel, Prudential Retirement Services since 1994. Associate General Counsel, Frank Russell Company from 1988 to 1994. Address: 100 Mulberry Street, Gateway Center 3, Newark, NJ 07102.

EUGENE S. STARK, Comptroller, Treasurer, and Principal Financial Officer--Vice President, Prudential Investments since 1996; prior thereto First Vice President of Prudential Mutual Fund Management LLC. Address: 100 Mulberry Street, Gateway Center 3, Newark, NJ 07102.


*These Members of the VCA-10 and VCA-11 Committees are interested persons of Prudential, its affiliates or the Accounts, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain actions of each Committee, including the annual continuance of the Agreement for Investment Management Services between each Account and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or the Account. Messrs. Melzer and Greene, Members of the Committee, are interested persons of Prudential, as that term is defined in the 1940 Act, because they are officers of Prudential, the investment manager of both Accounts. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or either Account. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

Remuneration  of Members of the  Committees  and Certain  Affiliated  Persons

No member of the Committee of either VCA-10 or VCA-11 nor any other person (other than Prudential) receives remuneration from an Account. Prudential pays certain of the expenses relating to the operation of VCA-10 and VCA-11, including all compensation paid to members of each Committee, its Chairman, its Secretary and Assistant Secretaries. No member of either Account's Committee, its Chairman, its Secretary or Assistant Secretaries who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee. Business consultant since 1987. Senior Vice President H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb Inc. and John Wiley & Sons, Inc. Age 62.
Address: One Mellon Bank Center, Suite 2120, Pittsburgh, PA 15219.

FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics. President, Wilentz Goldman and Spitzer (law firm) since 1989, with firm since 1960. Age 61.
Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Vice Chairman, Bell Atlantic Corporation. President, Bell Atlantic Corporation from 1993 to 1995. President New Jersey Bell 1989 to 1993. Mr. Cullen is also a director of Johnson & Johnson. Age 54. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 1997). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. National and International Health Care Advisor, Ernst & Young since 1985. Dr. Davis is also a director of Merck & Co., Inc., Beckman Instruments, Inc., Pharmaceutical Marketing Services, Inc. and Science Applications International Corporation. Age 65. Address: 1225 Connecticut Avenue, N.W., Washington, DC 20036.

ROGER A. ENRICO, Director since 1994 (current term expires April, 1998). Member, Committee on Nominations; Member, Compensation Committee. CEO PepsiCo, Inc. since 1996. Vice Chairman, PepsiCo, Inc. from 1993 to 1996. Chairman and CEO, Pepsi Co. Worldwide Food, from 1991 to 1993. President and CEO, Pepsi Co.
Worldwide Beverage from 1986-1991. Mr. Enrico is also a director of Dayton Hudson Corporation and A. H. Belo Corporation. Age 52. Address: 14841 North Dallas Parkway, Dallas, TX, 75240.

ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of USWest, Inc., Whirlpool Corporation and The Dow Chemical Company. Age 62.
Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Finance Committee; Member, Committee on Nominations. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Warner-Lambert Co., Chase Manhattan Corp., Municipal Bond Investors Assurance Corp., Westinghouse Electric Corp., Union Pacific Corp., Lotus Development Corp., and Rockwell International Corp. Age 55. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031.

JON F. HANSON, Director since 1991 (current term expires April, 1997). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Co. since 1976. Mr. Hanson is also a director of United Water Resources. Age 60. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director since 1997. Chairman and Chief Executive Officer, Owens Corning. Age 62. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Nominations. Guest Scholar, The Brookings Institution since 1993. Assistant to the President and Director of Presidential Personnel, U.S. Government, 1991-1992. Deputy Secretary, Department of Health & Human Services from 1989 to 1991. Ms. Horner is also a director of Pfizer, Inc., Ingersoll-Rand Company and Foster Wheeler Corporation. Age 55.
Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, Director. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation. Age 65. Address: 851 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director since 1978 (current term expires April, 1998). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Nominations. Professor, Princeton University, since 1988. Dr. Malkiel is also a director of The Jeffrey Co., Vanguard Group, Inc., Amdahl Corporation, Baker Fentress & Company, and Southern New England Telecommunications Co. Age 64.
Address: 110 Fisher Hall, Prospect Avenue, Princeton University, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ, Director. Principal, Investment Strategies International. Age
62. Address: 90 Riverside Drive, New York, NY 10024.

CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Committee on Dividends. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957; he is currently a director of Exxon. Age 66. Address: 5959 Las Colinas Boulevard, Irving, TX 75039.

DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee. Chairman and Chief Executive Officer, Continental Grain Company since 1994. Mr. Staheli was Chairman of Continental Grain from 1988 to 1994. Age 65. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Compensation Committee; Member, Committee on Nominations, Member, Executive Committee. Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank since 1978. Mr. Thomson is also a director of CGC, Inc., Eaton's of Canada, Ltd., INCO, Ltd., The Thomson Corp. National Retail Credit Services Limited, TEC Leaseholds Limited, Thomglen Corporation and S.C. Johnson & Son, Ltd. Age 63. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada. JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Chairman and Chief Executive Officer of Unisys Corporation since 1990. Mr. Unruh is also a director of Ameritech Corporation. Age 56.
Address: Township Line & Union Meeting Roads, Blue Bell, PA 19424.

P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 1997). Chairman, Auditing Committee; Member, Committee on Dividends; Member, Executive Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of Pepsi Co., Inc., The Estee Lauder Companies Inc. and McDonnell Douglas Corp. Age 67. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Auditing Committee; Member, Executive Committee. Attorney, Picco Herbert Kennedy (law firm) from 1990. Partner of Jamieson, Moore, Peskin & Spicer from 1984 to 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Member, Committee on Dividends; Member, Committee on Nominations. Chairman, James D. Wolfensohn, Inc. since 1988; Chief Executive Officer, James D. Wolfensohn, Inc. since 1995. Chairman, J. Rothschild, Wolfensohn & Co. from 1992 to 1995. Mr Volcker is also a director of Fuji-Wolfensohn International, Nestle, S.A., UAL Corp. and the Board of Governors, American Stock Exchange. Age 69. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Dividends. Chairman of the Board, The Williams Companies since 1994. Chairman & Chief Executive Officer, The Williams Companies 1979-1993. Mr. Williams is also a director of Flint Industries and The Orvis Company. Age 63. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS


ARTHUR F. RYAN, Chairman, Chief Executive Officer, and President since 1994. Age 54.

E. MICHAEL CAULFIELD, Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group, since 1995; 1989-92 Managing Director. Age 50.

MICHELE S. DARLING, Executive Vice President, Human Resources. Age 43.

MARK B. GRIER, Chief Financial Officer since 1995. Age 44.

RODGER LAWSON, Executive Vice President, Marketing and Planning. Age 50.

JOHN V. SCICUTELLA, Executive Vice President, Operations and Systems, since 1995. Age 48.

WILLIAM F. YELVERTON, Chief Executive Officer, Individual Insurance Group since 1995. Age 55.

R. BROOK ARMSTRONG, Senior Vice President, Individual Insurance Development. Age 50.

MARTIN BERKOWITZ, Senior Vice President and Comptroller since 1995. Age 48.

WILLIAM M. BETHKE, President, Capital Markets Group, Senior Vice President since 1986. Age 49.

LEO J. CORBETT, Senior Vice President, Individual Insurance Marketing. Age 48.

MARK R. FETTING, President, Prudential Retirement Services. Age 42.

WILLIAM D. FRIEL, Senior Vice President and Chief Information Officer since 1993; 1988-92: Vice President. Age 57.

JAMES R. GILLEN, Senior Vice President and General Counsel since 1984. Age 59.

BRUCE J. GOODMAN, Chief Executive Officer, Prudential Service Company, Senior Vice President since 1993. Age 55.

JONATHAN M. GREENE, President, Investment Management, Prudential Investments. Age 53.

JEAN D. HAMILTON, President, Diversified Group. Age 50.

RONALD JOELSON, Senior Vice President, Guaranteed Products. Age 39.

IRA J. KLEINMAN, Executive Vice President, International Insurance Group; Senior Vice President since 1992; 1978-92: Vice President. Age 49.

DONALD C. MANN, Senior Vice President, Community Resource; Senior Vice President since 1990; 1985-90: Vice President. Age 54.

NEIL A. McGUINESS, Senior Vice President, Marketing, Prudential Investments. Age 50.

PRISCILLA A. MYERS, Senior Vice President, Audit Compliance and Investigation since 1995. Age 47.

RICHARD O. PAINTER, President, Prudential Insurance & Financial Services since 1995. Age 49.

KIYOFUMI SAKAGUCHI, President, International Insurance Group since 1995. Age 54.

GREGORY W. SCOTT, Chief Financial Officer, Prudential Healthcare Group since 1995. Age 43.

BRIAN M. STORMS, President, Mutual Funds and Annuities, Prudential Investments since 1996. Age 42.

ROBERT J. SULLIVAN,  Senior Vice President,  Sales, Prudential Investments.  Age
58.

SUSAN L. BLOUNT, Vice President and Secretary since 1995. Age 39.

C. EDWARD CHAPLIN, Vice President and Treasurer since 1995. Age 40.

                              SALE OF THE CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1996, 1995 and 1994, Prudential received $13,057, $146,870 and $24,016, respectively, as deferred sales charges from VCA-10. $479,212, $305,297 and $280,494, respectively, were credited to other broker-dealers for the same periods in connection with sales of the contracts. During 1996, 1995, and 1994, Prudential received $8,659, $17,399 and $16,777, respectively, from VCA-11 as deferred sales charges and credited $112,654, $64,646 and $56,437, respectively, to other broker-dealers in connection with sales of the contracts. During 1996, 1995, and 1994, Prudential received $98,456, $151,147 and $62,145 from VCA-24 as deferred sales charges and credited $1,965,736, $1,128,432 and $1,053,343 respectively to other broker-dealers in connection with sales of the contracts.

                                     EXPERTS

The financial statements for VCA-10, VCA-11 and VCA-24 included in this Statement of Additional Information and the condensed financial information for VCA-10, VCA-11 and VCA-24 in the Prospectus for the fiscal year 1996 have been audited by Price Waterhouse llp, independent accountants, as stated in their reports appearing herein. The financial statements for VCA-10, VCA-11 and VCA-24 included in this Statement of Additional information and the condensed financial information for VCA-10, VCA-11 and VCA-24 included in the Prospectus for all years prior to 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein.

The financial statements have been included in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319. Financial Statements for VCA-10, VCA-11, VCA-24 and Prudential, all as of December 31, 1996, are included in this Statement of Additional Information, beginning at page 19.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
New York, New York
February 14,1997

INDEPENDENT AUDITORS' REPORT

To the Committee of and Persons Participating in The Prudential Variable Contract Account-10 and the Board of Directors of The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of changes in net assets of The Prudential Variable Contract Account-10 of The Prudential Insurance Company of America for the year ended December 31, 1995. This financial statement and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the changes in net assets of The Prudential Variable Contract Account-10, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                         FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996
COMMON STOCK                                                            VALUE
INVESTMENTS                                       SHARES            [NOTE 2A]
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.0%
Gen Corp.                                        289,400         $  5,245,375
Litton Industries, Inc.+                         100,000            4,762,500
                                                                 ------------
                                                                   10,007,875
--------------------------------------------------------------------------------
AUTOS & TRUCKS - 3.3%
A.O. Smith Corp.                                 211,700            6,324,537
Borg-Warner Automotive, Inc.                      65,000            2,502,500
Custom Chrome+                                   106,500            2,143,312
Lear Corp.+                                       67,000            2,286,375
Stant Corp.                                      200,000            3,150,000
                                                                 ------------
                                                                   16,406,724
--------------------------------------------------------------------------------
CHEMICALS - 5.8%
Chemfirst, Inc.+                                 129,000            2,983,125
Cytec Industries, Inc.+                          145,100            5,894,687
E.I. duPont de Nemours & Co.                      38,400            3,624,000
Mississippi Chemical Corp.                       228,286            5,478,872
Olin Corp.                                       106,400            4,003,300
Rohm & Haas Co.                                   32,500            2,652,812
Spartech Corp.                                   163,000            1,813,375
W.R. Grace & Co.                                  42,000            2,173,500
                                                                 ------------
                                                                   28,623,671
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.3%
Oak Industries, Inc.+                             54,900            1,262,700
--------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.3%
International Business
   Machines Corp.                                 27,000            4,077,000
Seagate Technology, Inc.+                        182,000            7,189,000
                                                                 ------------
                                                                   11,266,000
--------------------------------------------------------------------------------
CONSUMER SERVICES - 1.1%
Whitman Corp.                                    231,500            5,295,562
--------------------------------------------------------------------------------
CONTAINERS AND PACKAGING - 2.9%
ACX Technologies, Inc.+                          105,000            2,086,875
Alltrista Corp.+                                 190,600            4,907,950
Aptargroup, Inc.                                  80,900            2,851,725
U.S. Can Corp.+                                  259,600            4,380,750
                                                                 ------------
                                                                   14,227,300
--------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES - 0.5%
Zeneca Group PLC (ADR)
   (United Kingdom)                               29,600            2,486,400
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
Belden, Inc.                                     108,800            4,025,600
--------------------------------------------------------------------------------
ELECTRONICS - 8.3%
Anixter International+                           200,000            3,225,000
Berg Electronics Corp.+                           83,100            2,441,062
Dallas Semiconductor Corp.                       222,000            5,106,000
Marshall Industries+                             138,100            4,229,312
Methode Electronics, Inc.                        357,500            7,239,375
Pioneer Standard Electronics                     400,000            5,250,000
SGS-Thomson
   Microelectronics N.V.+                         87,000            6,090,000
Sterling Electronics+                            299,250            4,002,469
Wyle Electronics                                  78,200            3,088,900
                                                                 ------------
                                                                   40,672,118
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.5%
Giant Cement Holding, Inc.+                      259,900            4,190,887
Gradall Industries, Inc.+                        268,900            3,327,638
                                                                 ------------
                                                                    7,518,525
--------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 5.5%
Cabot Oil & Gas Corp.                            133,000            2,277,625
Enron Oil & Gas                                   34,000              858,500
Occidental Petroleum Corp.                       120,500            2,816,687
Oryx Energy Co.+                                 270,000            6,682,500
Parker & Parsley Petroleum Co.                   100,000            3,675,000
Santa Fe Energy Resources+                       163,300            2,265,787
Seagull Energy Corp.+                             59,200            1,302,400
Union Pacific Resources Group                     44,041            1,288,199
Vintage Petroleum, Inc.                           80,300            2,770,350
Western Pacific Resources Group                   79,800            1,536,150
Zeigler Coal Holding Co.                          72,300            1,545,412
                                                                 ------------
                                                                   27,018,610
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.8%
American States Financial+                       164,200            4,351,300
Associates First Capital Co.+                     20,700              913,388
Beneficial Corp.                                  43,000            2,725,125
Dean Witter Discover & Co.                       104,100            6,896,625
Financial Security Assurance
   Holdings Corp.                                151,100            4,967,413
Finova Group, Inc.                                57,900            3,720,075
Travelers Group, Inc.                            113,333            5,142,485
                                                                 ------------
                                                                   28,716,411
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT - 1.2%
Tenet Healthcare+                                264,500            5,785,938
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.3%
Premark International, Inc.                       58,000            1,290,500
--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

COMMON STOCK                                                            VALUE
INVESTMENTS                                       SHARES            [NOTE 2A]
--------------------------------------------------------------------------------
HOUSING RELATED - 2.4%
Furniture Brands International, Inc.+            290,500         $  4,067,000
Mueller Industries, Inc.+                         87,100            3,353,350
Owens Corning Fiberglass Corp.                   100,000            4,262,500
                                                                 ------------
                                                                   11,682,850
--------------------------------------------------------------------------------
INSURANCE - 7.9%
Allied Group, Inc.                               130,200            4,247,775
Allamerica Financial Corp.                        67,800            2,271,300
Equitable of Iowa Companies                      129,400            5,936,225
ITT Hartford Group, Inc.                          34,500            2,328,750
NAC Re Corp.                                     115,000            3,895,625
Reinsurance Group of America                     149,300            7,035,763
TIG Holdings, Inc.                                41,200            1,395,650
Trenwick Group, Inc.                              84,600            3,912,750
Unionamerica Holdings, PLC
   (ADR) (United Kingdom)                        225,000            3,993,750
W.R. Berkley Corp.                                71,700            3,638,775
                                                                 ------------
                                                                   38,656,363
--------------------------------------------------------------------------------
MACHINERY - 6.2%
Allied Products Corp.                            183,000            5,444,250
Applied Power Co.
   (Class 'A' Stock)                             229,400            9,089,975
Hardinge, Inc.                                   102,700            2,734,388
Harnischfeger Industries                         195,100            9,389,188
Pfeiffer Vacuum
   Technology (ADR)
   (Germany)+                                    160,000            2,880,000
Robbins & Myers, Inc.                             37,500              937,500
                                                                 ------------
                                                                   30,475,301
--------------------------------------------------------------------------------
MEDIA - 7.3%
Century Communications Corp.
   (Class 'A' Stock)+                            414,800            2,359,175
Comcast Corp.
   (Class 'A' Stock)                             143,400            2,527,425
Comcast Corp.
   (Class 'A' Stock) Special                     232,295            4,137,755
Cox Communication, Inc.
   (Class 'A' Stock)+                            121,213            2,803,051
E.W. Scripps Co.
   (Class 'A' Stock)                              60,000            2,100,000
Harcourt General, Inc.                            93,000            4,289,625
Hollinger International, Inc.
   (Class 'A' Stock)                             150,300            1,728,450
Knight Ridder, Inc.                              104,200            3,985,650
Lee Enterprises                                   85,000            1,976,250
Pulitzer Publishing Co.                           41,333            1,916,818
Tele-Communications, Inc.
   Liberty Media Group
   (Series A)+                                    83,600            2,387,825
Time Warner, Inc.                                115,000            4,312,500
United International Holdings, Inc.              113,100            1,385,475
                                                                 ------------
   (Class 'A' Stock)+                                              35,909,999
--------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 12.8%
Clarcor, Inc.                                     58,100            1,285,463
Coltec Industries, Inc.+                         234,800            4,431,850
Crane Co.                                        111,300            3,227,700
Danaher Corp.                                     70,800            3,301,050
Donaldson, Inc.                                  100,000            3,350,000
Figgie International, Inc.
   (Class 'A' Stock)+                            239,800            2,877,600
Global Industrial
   Technologies, Inc.+                           317,900            7,033,538
Greenfields Industries, Inc.                     168,000            5,145,000
Hanson PLC (ADR)
   (United Kingdom)                              227,500            1,535,625
Idex Corp.                                        85,000            3,389,375
Jason, Inc.+                                     204,500            1,329,250
Lancaster Colony Corp.                            21,100             ,970,600
Lydall, Inc.+                                    134,600            3,028,500
Mark IV Industries, Inc.                         154,943            3,505,585
Pentair, Inc.                                    138,800            4,476,300
Regal Beloit Corp.                               160,000            3,140,000
United Dominion Industries                       224,700            5,280,450
Varian Associates, Inc.                            8,200              417,175
Wolverine Tube, Inc.+                            150,200            5,294,550
                                                                 ------------
                                                                   63,019,611
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

COMMON STOCK                                                            VALUE
INVESTMENTS                                       SHARES            [NOTE 2A]
--------------------------------------------------------------------------------
NON-FERROUS METALS - 1.7%
The Carbide/Graphite Group+                      275,000         $  5,396,875
Ucar International, Inc.+                         75,000            2,821,875
                                                                 ------------
                                                                    8,218,750
--------------------------------------------------------------------------------
RAILROADS - 3.1%
Canadian Pacific Ltd.                             89,300            2,366,450
Greenbrier Companies, Inc.                       272,300            2,825,113
Illinois Central Corp.                           110,400            3,532,800
Union Pacific Corp.                               52,000            3,126,500
Varlen Corp.                                     153,552            3,157,413
                                                                 ------------
                                                                   15,008,276
--------------------------------------------------------------------------------
REGIONAL BANKS - 4.1%
Bank of Boston Corp.                              85,500            5,493,375
Cullen Frost Bankers, Inc.                       105,000            3,491,250
First Chicago NBD Corp.                           70,272            3,777,120
Norwest Corp.                                    171,800            7,473,300
                                                                 ------------
                                                                   20,235,045
--------------------------------------------------------------------------------
RETAIL - 1.5%
Carson Pirie Scott & Co.+                        106,100            2,679,025
Haverty Furniture, Inc.                          425,000            4,834,375
                                                                 ------------
                                                                    7,513,400
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 2.4%
Cambrex Corp.                                    105,000            3,438,750
Ferro Corp.                                      134,800            3,824,950
Lilly Industries, Inc.                           106,500            1,943,625
OM Group, Inc.                                    93,000            2,511,000
                                                                 ------------
                                                                   11,718,325
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.1%
AT&T Corp.                                       126,188            5,552,478
--------------------------------------------------------------------------------
TRUCKING/SHIPPING - 1.4%
Consolidated Freightways, Inc.                    93,600            2,082,600
Interpool, Inc.                                  109,200            2,552,550
Pittston Burlington Group                        110,400            2,208,000
                                                                 ------------
                                                                    6,843,150
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS INVESTMENTS - 93.5%
   (Cost:  $344,578,797)                                         $459,437,482
--------------------------------------------------------------------------------
PREFERRED STOCK INVESTMENTS
--------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES
Fresenius Medical Care (ADR)+
   (Germany)
   (Cost: $4,163)                                 42,000               $5,460
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.1%                   PRINCIPAL
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 6.1%
Smith Barney, Inc., 6.25%
   12/31/96 - 01/02/97, Amount Due -
   $30,080,445 (collateralized by
   $30,824,499 U.S. Treasury Bonds,
   8.25%, Due 07/15/98)
   (Cost:  $30,070,000)                          $30,070           30,070,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6%
   (Cost:  $374,652,960)                                         $489,512,942
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
   Cash                                                                   937
   Dividends and Interest Receivable                                  406,747
   Receivable for Pending Capital Transaction                         791,329
   Receivable for Investments Sold                                  2,213,122
   Payable for Investments Purchased                             $ (1,422,476)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS
   LESS LIABILITIES (0.4%)                                       $  1,989,659
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                 491,502,601
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
   91,532,435 Accumulation Units at an
   Accumulation Unit Value of
   $5.3383                                                        488,628,878
Equity of The Prudential Insurance
      Company of America                                            2,873,723
                                                                 ------------
                                                                 $491,502,601
================================================================================

The following abbreviations are used in portfolio descriptions;
  ADR - American Depository Receipts
  N.V. - Naamloze VennootSchap (Dutch Corporation)
  PLC - Public Limited Company
+ No cash dividend was paid on these securities during the year ended December
  31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
YEAR ENDED                                                     DECEMBER 31,1996
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends                                                      $ 4,790,830
  Interest                                                         1,007,254
--------------------------------------------------------------------------------
TOTAL INCOME                                                       5,798,084
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management Fee       1,030,402
  Fees Charged to Participants for Administrative Expenses         3,091,205
--------------------------------------------------------------------------------
Total Expenses                                                     4,121,607
--------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                            1,676,477
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NET [NOTE 2B]
  Realized Gain on Investments - Net                              44,992,957
  Increase in Unrealized Appreciation on Investments - Net        51,253,048
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                           96,246,005
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $97,922,482
================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
YEAR ENDED                                 DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------
OPERATIONS
  Investment Income - Net                    $   1,676,477      $   1,824,418
  Realized Gain on Investments - Net            44,992,957         30,814,449
  Increase In Unrealized
   Appreciation on Investments - Net            51,253,048         37,773,296
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                   97,922,482         70,412,163
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
  Purchase Payments and Transfers In
    [Note 9]                                    99,698,241         57,125,760
  Withdrawals and Transfers Out [Note 9]       (54,131,908)       (45,844,459)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 4]                (81,929)           (78,996)
  Deferred Sales Charge [Note 5]                   (13,057)          (146,870)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS           45,471,347         11,055,435
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS
    [NOTE 10]                                     (980,047)                 0
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                   142,413,782         81,467,598
NET ASSETS
    Beginning of Year                          349,088,819        267,621,221
--------------------------------------------------------------------------------
    End of Year                              $ 491,502,601      $ 349,088,819
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-10 are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITIES VALUATION

        EQUITY SECURITIES

        Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchanges as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

        FIXED INCOME SECURITIES

        Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

        SHORT-TERM INVESTMENTS

        Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

        B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Effective January 1, 1996, VCA-10 changed its method of accounting for realized gains and losses on investments from an average cost basis to an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        C. REPURCHASE AGREEMENTS

        Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

        D. TAXES

        The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

NOTE 3: CHARGES

        A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

        B. An annual account charge of not more than $20 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

        C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first two years of participation, 6% on contributions withdrawn during the third through fifth years, 4% on contributions withdrawn during the sixth through tenth years, and 3% on contributions withdrawn during the eleventh through fifteenth years. No deferred sales charge is imposed upon contributions withdrawn for any reason after fifteen years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES

        For the year ended December 31, 1996, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $197,240,358 and $160,239,627 respectively.

NOTE 5: UNIT TRANSACTIONS

        The number of Accumulation Units issued and redeemed for the years ended December 31, 1996 and 1995 is as follows:

                                                1996                 1995
                    Units issued             21,434,824           15,057,016
                    Units redeemed           11,719,339           12,428,790

NOTE 6: NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7: RELATED PARTY TRANSACTIONS

        For the year ended December 31, 1996, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of Prudential, earned $12,687 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the year ended December 31, 1996, Prudential has advised the Account that it received $11,211 in loan origination fees.

NOTE 8: PARTICIPANT LOANS

        Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the year ended December 31, 1996, $1,531,937 in participant loans were withdrawn from VCA-10 and $789,537 of principal and interest was repaid to VCA-10. For the year ended December 31, 1995, $1,171,098 in participant loans was withdrawn from VCA-10 and $327,958 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated from VCA-10.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31,1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 14, 1997

INDEPENDENT AUDITORS' REPORT

To the Committee of and Persons Participating in The Prudential Variable Contract Account-11 and the Board of Directors of The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of changes in net assets of The Prudential Variable Contract Account-11 of The Prudential Insurance Company of America for the year ended December 31, 1995. This financial statement and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the changes in net assets of The Prudential Variable Contract Account-11, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                         FINANCIAL STATEMENTS OF VCA-11
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

SHORT-TERM                                             PRINCIPAL
INVESTMENTS [NOTE 2]                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER--U.S. - 21.0%
  Associates Corp of North America, 7.253%
  Due 01/02/97                                       $   100,000    $   100,000
BankAmerica Corp., 7.500%
  Due 03/15/97                                           190,000        190,646
CXC, Inc., 5.472%
  Due 01/23/97                                         4,400,000      4,366,153
Enterprise Funding Corp., 5.578%
  Due 01/15/97                                         2,194,000      2,182,838
Finova Capital Corp., 5.497%
  Due 01/31/97                                           275,000        272,627
Finova Capital Corp., 5.493%
  Due 02/12/97                                           500,000        495,164
GE Capital Corp., 5.518%
  Due 03/14/97                                           363,000        358,549
Household International, Inc., 5.442%
  Due 03/04/97                                         2,200,000      2,170,793
ITT Financial Corp., 5.460%
  Due 01/23/97                                           980,000        972,770
Johnson Controls Inc., 5.530%
  Due 01/31/97                                         4,400,000      4,360,483
Union Pacific Resources, 5.631%
  Due 01/21/97                                         3,653,000      3,633,111
                                                     -----------    -----------
                                                      19,255,000     19,103,134
--------------------------------------------------------------------------------
OTHER CORPORATE DEBT--U.S. - 37.8%
   (MEDIUM TERM NOTES, CORPORATE BONDS)
Associates Corp. of North America,
  7.050% Medium Term Note,
  Due 06/30/97                                         1,000,000      1,005,105
Associates Corp. of North America,
  5.875% Corporate Bond,
  Due 08/15/97                                         1,300,000      1,298,493
Beneficial Corp., 7.250%
  Medium Term Note,
  Due 06/09/97                                           100,000        100,577
Beneficial Corp., 6.060%
  Medium Term Note,
  Due 09/23/97                                           175,000        175,476
Beneficial Corp., 9.320%
  Medium Term Note,
  Due 08/04/97                                           100,000        102,064
Caterpillar Financial Services,
  7.910% Medium Term Note,
  Due 03/03/97                                         2,000,000      2,007,817
Caterpillar Financial Services,
  7.150% Medium Term Note,
  Due 03/10/97                                         1,450,000      1,454,145
Dean Witter Discover, 5.747%
  Medium Term Note,
  Due 03/06/97#                                        1,250,000      1,249,977
Ford Motor Credit Corp., 5.900%
  Medium Term Note,
  Due 05/05/97#                                        3,360,000      3,364,039
Ford Motor Credit Corp., 9.630%
  Medium Term Note,
  Due 12/01/97                                           350,000        362,237
Ford Motor Credit Corp., 5.625%
  Corporate Bond,
  Due 03/03/97                                           285,000        284,895
Ford Motor Credit Corp., 5.650%
  Medium Term Note,
  Due 02/18/97#                                          450,000        450,081
General Electric Capital Corp.,
  6.125% Medium Term Note,
  Due 04/15/97                                           250,000        250,143
General Motors Acceptance Corp.,
  7.750% Medium Term Note,
  Due 01/23/97                                           150,000        150,153
General Motors Acceptance Corp.,
  7.875% Medium Term Note,
  Due 02/27/97                                           395,000        396,207
General Motors Acceptance Corp.,
  5.520% Medium Term Note,
  Due 02/21/98#                                          300,000        299,985
General Motors Acceptance Corp.,
  5.743% Medium Term Note,
  Due 03/18/97#                                          450,000        449,965
General Motors Acceptance Corp.,
  7.400% Medium Term Note,
  Due 01/14/97                                           490,000        490,261
General Motors Acceptance Corp.,
  5.710% Medium Term Note,
  Due 05/15/98#                                        2,670,000      2,669,026
Goldman Sachs Group L.P.,
  5.719% Medium Term Note,
  Due 6/4/01#                                          3,800,000      3,800,000
Household Finance Corp., 5.713%
  Medium Term Note,
  Due 01/13/98#                                        1,250,000      1,251,951
McDonalds Corp., 8.875%
  Medium Term Note,
  Due 02/28/96                                         3,000,000      3,015,299
Morgan Stanley Group, Inc.,
  5.625% Corporate Bond,
  Due 11/16/98#                                        2,000,000      2,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

SHORT-TERM                                             PRINCIPAL
INVESTMENTS [NOTE 2]                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
PHH Corporation, 8.000%
  Medium Term Note,
  Due 01/01/97                                       $ 3,620,000    $ 3,620,000
Sears Discover Credit Corp.,
  7.810% Medium Term Note,
  Due 03/18/97                                         3,600,000      3,612,824
Sears Roebuck Acceptance Corp.,
  7.480% Medium Term Note,
  Due 02/19/97                                           310,000        310,852
Sears Roebuck & Co., 6.660%
  Medium Term Note,
  Due 05/20/97                                           150,000        150,368
                                                     -----------    -----------
                                                      34,255,000     34,321,940
--------------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS--U.S. - 30.5%
  (BANK NOTES, CERTIFICATES OF DEPOSIT)
American Express Centurion Bank,
  5.575% Bank Note,
  Due 6/10/97#                                         3,000,000      2,999,579
Bank One Columbus, 5.580%
  Bank Note, Due 07/01/97#                               200,000        199,845
Bank One Milwaukee, N.A.,
  5.260% Bank Note,
  Due 10/08/97#                                        4,000,000      3,997,885
Bankers Trust Company, 5.350%
  Certificate of Deposit,
  Due 02/20/97                                         1,000,000        999,747
FCC National Bank, 5.580%
  Bank Note, Due 03/04/97#                             4,000,000      3,999,280
Key Bank of New York, N.A.,
  4.820% Bank Note,
  Due 09/04/97#                                        2,900,000      2,897,869
NationsBank of Texas, 5.605%
  Bank Note, Due 06/18/97#                               100,000        100,002
NationsBank of Texas, 5.680%
  Bank Note, Due 08/11/97#                             1,000,000        999,614
PNC Bank of Pittsburgh, 5.565%
  Bank Note, Due 02/20/97#                               720,000        719,909
PNC Bank, N.A., 5.483%
  Bank Note, Due 01/06/97#                             3,400,000      3,399,915
Society National Bank Cleveland,
  5.580% Bank Note,
  Due 05/14/97#                                        1,200,000      1,199,193
Wachovia Bank, 5.450%
  Bank Note, Due 02/03/97#                             2,000,000      1,999,994
Wells Fargo & Company, 5.543%
  Bank Note, Due 01/28/97#                             4,200,000      4,200,113
                                                     -----------    -----------
                                                      27,720,000     27,712,945
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - FOREIGN - 8.8%
Abbey National PLC, 5.420%
  Certificate of Deposit,
  Due 05/27/97                                         4,000,000      3,999,042
Bank of Montreal, 5.430%
  Certificate of Deposit,
  Due 01/27/97                                         2,000,000      2,000,000
Canadian Imperial Bank of
  Commerce, 5.390%
  Certificate of Deposit,
  Due 01/27/97                                         1,500,000      1,500,000
Societe Generale, 5.494%
  Certificate of Deposit,
  Due 12/24/97#                                          500,000        499,560
                                                     -----------    -----------
                                                       8,000,000      7,998,602
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS - 98.1%
  (Cost: $89,136,621)                                                89,136,621
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Overdraft                                                                (360)
  Interest Receivable                                                   813,173
  Receivable for Pending
    Capital Transactions                                                890,088
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS, LESS LIABILITIES - 1.9%                           1,702,901
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    90,839,522
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
  Equity of Participants
   38,315,464 Units at a Unit Value of
   $2.3210                                                           88,929,234
  Equity of The Prudential Insurance
   Company of America                                                 1,910,288
                                                                    -----------
                                                                    $90,839,522
================================================================================

# Indicates a variable rate security. Rate shown is rate in effect at December 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
YEAR ENDED                                                     DECEMBER 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
  Interest                                                          $ 4,677,121
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment
   Management Services                                                  201,132
  Fees Charged to Participants for Administrative Expenses              603,396
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                          804,528
--------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $ 3,872,593
================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
YEAR ENDED                                  DECEMBER 31, 1996  DECEMBER 31, 1995
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                $  3,872,593       $  3,907,691
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In [Note 7]     97,217,613         64,383,901
  Withdrawals and Transfers Out [Note 7]         (87,648,372)       (67,160,389)
  Annual Account Charges Deducted from
   Participants' Accounts [Note 4]                   (40,724)           (40,200)
  Deferred Sales Charge [Note 5]                      (8,659)           (17,399)
--------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS              9,519,858         (2,834,087)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
  SURPLUS TRANSFERS [NOTE 8]                         (89,828)                 0
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                      13,302,623          1,073,604
  NET ASSETS
    Beginning of Year                             77,536,899         76,463,295
--------------------------------------------------------------------------------
    End of Year                                 $ 90,839,522       $ 77,536,899
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). Its investments are primarily composed of short-term securities. All contractual and other obligations arising under contracts participating in VCA-11 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. VALUATION OF SHORT-TERM INVESTMENTS

        Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

        B. INCOME RECOGNITION

        Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective equities in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        C. TAXES

        The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3: EXPENSES

        Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------

NOTE 4: ANNUAL ACCOUNT CHARGE

        An annual account charge of not more than $20 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTE 5: DEFERRED SALES CHARGE

        A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first two years of participation, 6% on contributions withdrawn during the third through fifth years, 4% on contributions withdrawn during the sixth through tenth years, and 3% on contributions withdrawn during the eleventh through fifteenth years. No deferred sales charge is imposed upon contributions withdrawn for any reason after fifteen years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

NOTE 6: UNIT TRANSACTIONS

        The number of Units issued and redeemed for the years ended December 31, 1996 and 1995 is as follows:

                                                      1996            1995
                         -----------------------------------------------------
                         Units issued               42,970,959      29,949,209
                         -----------------------------------------------------
                         Units redeemed             38,791,430      31,261,514
                         -----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------

NOTE 7: PARTICIPANT LOANS

        Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the year ended December 31, 1996 $648,000 in participant loans was withdrawn from VCA-11 and $225,936 of principal and interest was repaid to VCA-11. For the year ended December 31, 1995, $578,756 in participant loans was withdrawn from VCA-11 and $105,290 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 1996, Prudential has advised the Account that it received $5,020 in loan origination fees.

NOTE 8: NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The decrease in net assets from surplus represents the net withdrawals from the Equity of Prudential to VCA-11.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Holders
of The Prudential Variable Contract Account - 24 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Equity Subaccount, the Diversified Bond Subaccount, the Flexible Managed Subaccount, the Conservative Balanced Subaccount, the Stock Index Subaccount, the Global Subaccount and the Government Income Subaccount, separately managed portfolios of The Prudential Variable Contract Account - 24 of The Prudential Insurance Company of America (the "Account") at December 31,1996, the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
New York, New York
February 14,1997

INDEPENDENT AUDITORS' REPORT

To the Committee of and Persons Participating in The Prudential Variable Contract Account-24 and the Board of Directors of The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of changes in net assets of The Prudential Variable Contract Account-24 of The Prudential Insurance Company of America for the year ended December 31, 1995. This financial statement and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the changes in net assets of The Prudential Variable Contract Account-24, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                         FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                   DIVERSIFIED   FLEXIBLE     CONSERVATIVE                              GOVERNMENT
                                       EQUITY         BOND        MANAGED       BALANCED    STOCK INDEX      GLOBAL       INCOME
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
Investment in Shares of
   The Prudential Series Fund,
   Inc. Portfolios at Net
   Asset Value [Note 2] ..........  $416,791,593  $ 42,378,191  $148,311,012  $112,001,783  $267,300,384  $ 60,112,923  $26,695,622

Receivable for Pending
   Capital Transactions ..........       912,926        92,196       444,096       328,728     1,426,388      (239,970)      81,183
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET ASSETS .......................  $417,704,519  $ 42,470,387  $148,755,108  $112,330,511  $268,726,772  $ 59,872,953  $26,776,805
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET ASSETS REPRESENTING:
   Equity of Participants ........  $417,060,175  $ 42,159,798  $148,332,294  $111,882,826  $268,321,793  $ 59,761,041  $26,443,949
   Equity of The Prudential
      Insurance Company of America       644,344       310,589       422,814       447,685       404,979       111,912      332,856
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
                                    $417,704,519  $ 42,470,387  $148,755,108  $112,330,511  $268,726,772  $ 59,872,953  $26,776,805
                                    ============  ============  ============  ============  ============  ============  ===========

STATEMENTS OF OPERATIONS
DECEMBER 31, 1996

                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                   DIVERSIFIED   FLEXIBLE     CONSERVATIVE                              GOVERNMENT
                                       EQUITY         BOND        MANAGED       BALANCED    STOCK INDEX      GLOBAL       INCOME
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
INVESTMENT INCOME
   Ordinary Dividend Distributions  $  9,298,422  $  2,596,102  $  4,202,929  $  4,320,318  $  4,142,165  $  1,308,678  $ 1,670,294
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative Purposes   2,742,866       284,266       975,102       764,583     1,540,266       367,057      192,381
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET INVESTMENT INCOME ............     6,555,556     2,311,836     3,227,827     3,555,735     2,601,899       941,621    1,477,913
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS
Capital Gains Distributions
  Received .......................    36,574,172             0    13,778,567     6,811,215     2,989,951       913,390            0
  Net Realized Gain/(loss)
    on Investments ...............      (156,751)      (79,728)      (78,517)      (21,272)      (87,461)       47,378     (114,113)

Net Increase/(Decrease) in Unrealized
   Appreciation on Investments ...    17,385,687      (685,289)     (958,043)    1,250,879    35,233,689     6,600,862     (980,950)
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET GAIN/(LOSS) ON INVESTMENTS ...    53,803,108      (765,017)   12,742,007     8,040,822    38,136,179     7,561,630   (1,095,063)
                                    ------------  ------------  ------------  ------------  ------------  ------------  -----------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ....  $ 60,358,664  $  1,546,819  $ 15,969,834  $ 11,596,557  $ 40,738,078  $  8,503,251  $   382,850
                                    ============  ============  ============  ============  ============  ============  ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF CHANGES IN
NET ASSETS

                                                                                SUBACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                                DIVERSIFIED                      FLEXIBLE
                                                   EQUITY                          BOND                          MANAGED
                                       -----------------------------   -----------------------------   ----------------------------
FOR THE YEAR ENDED                     DEC. 31, 1996   DEC. 31, 1995   DEC. 31, 1996   DEC. 31, 1995   DEC. 31, 1996  DEC. 31, 1995
                                       -------------   -------------   -------------   -------------   -------------  -------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .......  $  60,358,664   $  67,319,729   $   1,546,819   $   5,204,462   $  15,969,834  $  19,889,315
                                       -------------   -------------   -------------   -------------   -------------  -------------

ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Note 8] ............    107,762,703      78,369,879      16,922,821      10,872,319      35,973,030     25,939,820
   Withdrawals and
   Transfers Out [Note 8] ...........    (67,865,025)    (32,625,019)    (10,193,617)     (6,557,977)    (16,883,257)   (12,409,926)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4] ................        (72,051)        (70,848)         (6,607)         (8,556)        (22,032)       (22,989)
   Deferred Sales Charges [Note 5] ..        (41,536)        (68,298)         (1,904)        (11,081)        (13,233)       (19,532)
                                       -------------   -------------   -------------   -------------   -------------  -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ................     39,784,091      45,605,714       6,720,693       4,294,705      19,054,508     13,487,373
                                       -------------   -------------   -------------   -------------   -------------  -------------

NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9] ..         38,568               0          82,046               0          49,378              0
                                       -------------   -------------   -------------   -------------   -------------  -------------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .......................    100,181,323     112,925,443       8,349,558       9,499,167      35,073,720     33,376,688
NET ASSETS
   Beginning of Year ................    317,523,196     204,597,753      34,120,829      24,621,662     113,681,388     80,304,700
                                       -------------   -------------   -------------   -------------   -------------  -------------
   End of Year ......................  $ 417,704,519   $ 317,523,196   $  42,470,387   $  34,120,829   $ 148,755,108  $ 113,681,388
                                       =============   =============   =============   =============   =============  =============


                                               SUBACCOUNTS
                                       -----------------------------
                                               CONSERVATIVE
                                                 BALANCED
                                       -----------------------------
FOR THE YEAR ENDED                     DEC. 31, 1996   DEC. 31, 1995
                                       -------------   -------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .......  $  11,596,557   $  12,618,099
                                       -------------   -------------

ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Note 8] ............     23,331,996      19,428,383
   Withdrawals and
   Transfers Out [Note 8] ...........    (16,708,605)    (13,140,949
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4] ................        (22,848)        (26,993)
   Deferred Sales Charges [Note 5] ..        (18,558)        (22,291)
                                       -------------   -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ................      6,581,985       6,238,150
                                       -------------   -------------

NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9] ..        105,299               0
                                       -------------   -------------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .......................     18,283,841      18,856,249
NET ASSETS
   Beginning of Year ................     94,046,670      75,190,421
                                       -------------   -------------
   End of Year ......................  $ 112,330,511   $  94,046,670
                                       =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF CHANGES IN
NET ASSETS (CONTINUED)

                                                                              SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                  STOCK                                                        GOVERNMENT
                                                  INDEX                          GLOBAL                          INCOME
                                       ----------------------------   -----------------------------   -----------------------------
FOR THE YEAR ENDED                     DEC. 31, 1996  DEC. 31, 1995   DEC. 31, 1996   DEC. 31, 1995   DEC. 31, 1996   DEC. 31, 1995
                                       -------------  -------------   -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......  $  40,738,078  $  32,601,394   $   8,503,251   $   4,359,966   $     382,850   $   3,805,656
                                       -------------  -------------   -------------   -------------   -------------   -------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Note 8] ............    115,280,494     41,360,803      33,765,226      21,219,027       6,801,398       5,878,622
   Withdrawals and
   Transfers Out [Note 8] ...........    (29,386,854)   (14,006,587)    (19,175,405)    (17,369,898)     (6,189,358)     (4,231,878)
   Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4] ................        (16,784)       (13,183)         (1,664)         (2,527)         (1,991)         (2,617)
   Deferred Sales Charges [Note 5] ..        (11,937)       (14,549)         (7,142)         (7,245)         (4,146)         (8,151)
                                       -------------  -------------   -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ................     85,864,919     27,326,484      14,581,015       3,839,357         605,903       1,635,976
                                       -------------  -------------   -------------   -------------   -------------   -------------
   NET INCREASE/(DECREASE) IN NET
     ASSETS FROM SURPLUS TRANSFERS
     [NOTE 9] .......................        284,992              0         143,785               0          85,679               0
                                       -------------  -------------   -------------   -------------   -------------   -------------
   TOTAL INCREASE/(DECREASE) IN
     NET ASSETS .....................    126,887,989     59,927,878      23,228,051       8,199,323       1,074,432       5,441,632
   NET ASSETS
     Beginning of Year ..............    141,838,783     81,910,905      36,644,902      28,445,579      25,702,373      20,260,741
                                       -------------  -------------   -------------   -------------   -------------   -------------
     End of Year ....................  $ 268,726,772  $ 141,838,783   $  59,872,953   $  36,644,902   $  26,776,805   $  25,702,373
                                       =============  =============   =============   =============   =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-24
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-24 (VCA-24 or the Account) was established on April 29, 1987 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants).

        The Account is comprised of seven Subaccounts. Each of the Subaccounts invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the Fund). The Equity Subaccount invests in the Equity Portfolio, the Diversified Bond Subaccount in the Diversified Bond Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Global Subaccount in the Global Portfolio, and the Government Income Subaccount in the Government Income Portfolio. All contractual and other obligations arising under contracts participating in VCA-24 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2: INVESTMENT INFORMATION

        The number of shares of each portfolio of the Fund, the Net Asset Value
        (NAV) per share for each portfolio held by the Subaccounts of VCA-24, and the aggregate cost of investments in such shares as of December 31, 1996 are as follows:

                                     DIVERSIFIED      FLEXIBLE      CONSERVATIVE       STOCK                         GOVERNMENT
                       EQUITY            BOND          MANAGED        BALANCED         INDEX           GLOBAL          INCOME
--------------------------------------------------------------------------------------------------------------------------------
Number of Shares      15,456,825       3,829,793       8,337,874       7,217,958      11,257,260       3,366,784       2,379,058
--------------------------------------------------------------------------------------------------------------------------------
NAV per Share       $    26.9649    $    11.0654    $    17.7876    $    15.5171    $    23.7447    $    17.8547    $    11.2211
--------------------------------------------------------------------------------------------------------------------------------
Cost at 12-31-96    $336,094,701    $ 41,308,607    $138,245,474    $105,000,177    $196,727,611    $ 48,395,797    $ 26,406,627
--------------------------------------------------------------------------------------------------------------------------------

NOTE 3: EXPENSES

        A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.

NOTE 4: ANNUAL ACCOUNT CHARGE

        An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $20 and is paid to Prudential.

NOTES TO FINANCIAL STATEMENTS OF VCA-24
--------------------------------------------------------------------------------

NOTE 5: DEFERRED SALES CHARGE

        A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first two years of participation, 6% on contributions withdrawn during the third through fifth years, 4% on contributions withdrawn during the sixth through tenth years, and 3% on contributions withdrawn during the eleventh through fifteenth years. No deferred sales charge is imposed upon contributions withdrawn for any reason after fifteen years of participation in a Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

NOTE 6: TAXES

        The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-24 has not been reduced by federal income taxes.

NOTE 7: UNIT TRANSACTIONS

        The number of units issued and redeemed during the year ended December 31, 1996 is as follows:

1996

                                  DIVERSIFIED    FLEXIBLE    CONSERVATIVE     STOCK                     GOVERNMENT
                      EQUITY          BOND        MANAGED      BALANCED       INDEX        GLOBAL          INCOME
------------------------------------------------------------------------------------------------------------------
Units issued        38,166,239     8,526,394    15,805,415    11,333,358    38,820,747    20,934,314     4,744,681
------------------------------------------------------------------------------------------------------------------
Units redeemed      24,107,858     5,157,724     7,545,387     8,176,690     9,951,304    11,868,491     4,337,932
------------------------------------------------------------------------------------------------------------------

        The number of units issued and redeemed during the year ended December 31, 1995 is as follows:

1995

                                  DIVERSIFIED    FLEXIBLE    CONSERVATIVE     STOCK                     GOVERNMENT
                      EQUITY          BOND        MANAGED      BALANCED       INDEX        GLOBAL          INCOME
------------------------------------------------------------------------------------------------------------------
Units issued        32,947,670     5,949,077    13,134,875    10,521,644    17,141,772    15,333,041     4,320,684
------------------------------------------------------------------------------------------------------------------
Units redeemed      13,876,916     3,626,392     6,444,519     7,242,876     5,962,523    12,632,811     3,171,341
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-24
--------------------------------------------------------------------------------

NOTE 8: PARTICIPANT LOANS

        Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the year ended December 31, 1996, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:

1996

                                  DIVERSIFIED    FLEXIBLE    CONSERVATIVE     STOCK                     GOVERNMENT
                      EQUITY          BOND        MANAGED      BALANCED       INDEX        GLOBAL          INCOME
------------------------------------------------------------------------------------------------------------------
Loans               $1,610,377     $ 281,245    $ 1,024,086   $  525,796    $  907,097    $  385,925     $ 133,569
------------------------------------------------------------------------------------------------------------------
Repayments          $  984,613     $ 106,832    $   462,771   $  235,430    $  503,734    $  195,908     $  49,505
------------------------------------------------------------------------------------------------------------------

        For the year ended December 31, 1995, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal that was repaid to the Subaccounts was as follows:

1995

                                  DIVERSIFIED    FLEXIBLE    CONSERVATIVE     STOCK                     GOVERNMENT
                      EQUITY          BOND        MANAGED      BALANCED       INDEX        GLOBAL          INCOME
------------------------------------------------------------------------------------------------------------------
Loans               $1,164,299     $ 183,629    $  657,487    $  392,252    $  557,493    $  223,882     $ 138,935
------------------------------------------------------------------------------------------------------------------
Repayments          $  279,845     $  41,590    $  145,416    $  174,803    $  145,250    $   90,455     $  13,393
------------------------------------------------------------------------------------------------------------------

        Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccounts of VCA-24.

NOTE 9: NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets resulting from surplus transfers represents the net contributions to the Equity of Prudential to VCA-24. The decrease in net assets resulting from surplus transfers represents the net withdrawals from the Equity of Prudential from VCA-24.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997

Item 24. FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements

          (1) Financial Statements of The Prudential Variable Contract Account-24 (Registrant) consisting of the Statement of Net Assets, as of December 31, 1996; the Statement of Operations for the period ended December 31,1996; the Statements of Changes in Net Assets for the periods ended December 31, 1996 and 1995; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

          (2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 1996 and 1995; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


     (b)  Exhibits

          (1)  Resolution of the Finance Committee               Incorporated by reference to
               of the Board of Directors of The                  Exhibit (1) to this Registration
               Prudential Insurance Company of                   Statement, filed April 4, 1987
               America establishing The Prudential               (To be filed via EDGAR)
               Variable Contract Account-24

          (3)  Distribution Agreement between                    Incorporated by reference to
               Prudential and The Prudential Series              Exhibit (3) to this Registration
               Fund, Inc.                                        Statement, filed April 4, 1987
                                                                 (To be filed via EDGAR)

          (4)  (a) Specimen Copy of Group                        Incorporated by reference to
               Annuity Contract Form GVA-1000-87                 Exhibit 4(a) to Pre-Effective
               for individual retirement annuities               Amendment No. 1 to this
                                                                 Registration Statement, filed
                                                                 April 24, 1987
                                                                 (To be filed via EDGAR)

               (a)(i) Specimen Copy of Group                     Incorporated by reference to
               Annuity Contract Form GVA-1000-87                 Exhibit (4)(a)(i) to Post-Effective
               for individual retirement annuity                 Amendment No.2 to this
               contracts issued after May 1,1988                 Registration Statement, filed
                                                                 April 8, 1988
                                                                 (To be filed via EDGAR)

               (a)(ii) Specimen Copy of Group                    Incorporated by reference to
               Annuity Contract Form GVA-1000-87                 Exhibit (4)(a)(ii) to Post-Effective
               for individual retirement annuity                 Amendment No. 8 to this
               contracts issued after May 1,1990                 Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (a)(iii) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GVA-1000-87                 Exhibit (4)(a)(iii) to Post-Effective
               for individual retirement annuity                 Amendment No. 10 to this
               contracts issued after May 1, 1991                Registration Statement, filed
                                                                 April 29, 1991
                                                                 (To be filed via EDGAR)

               (a)(iv) Specimen Copy of Group                    Incorporated by reference to
               Annuity Amendment Form GAA-7793                   Exhibit (4)(a)(iii) to Post-Effective
               for individual retirement annuity                 Amendment No. 8 to this
               contracts issued before May 1, 1990               Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (b) Specimen Copy of Group                        Incorporated by reference to
               Annuity Contract Form GVA-120-87                  Exhibit (4)(b) to Pre-Effective
               for tax-deferred annuities                        Amendment No. 1 to this
                                                                 Registration Statement, filed
                                                                 April 24, 1987
                                                                 (To be filed via EDGAR)

               (b)(i) Specimen Copy of Group                     incorporated by reference to
               Annuity Contract Form GVA-120-87                  Exhibit (4)(b)(i) to Post-Effective
               for tax-deferred annuity contracts                Amendment No. 2 to this
               issued after May 1, 1988                          Registration Statement, filed
                                                                 April 8, 1988
                                                                 (To be filed via EDGAR)

               (b)(ii) Specimen Copy of Group                    incorporated by reference to
               Annuity Contract Form GVA-120-87                  Exhibit (4)(b)(ii) to Post-Effective
               for tax-deferred annuity contracts                Amendment No. 8 to this
               issued after May 1, 1990                          Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (b)(iii) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GVA-120-87                  Exhibit (4)(b)(iii) to Post-Effective
               for tax-deferred annuity contracts                Amendment No. 10 to this
               issued after May 1, 1991                          Registration Statement, filed
                                                                 April 29, 1991
                                                                 (To be filed via EDGAR)

               (b)(iv) Specimen Copy of Group                    incorporated by reference to
               Annuity Amendment Form GAA-7764                   Exhibit (4)(b)(iii) to Post-Effective
               for tax-deferred annuity contracts                Amendment No. 8 to this
               issued before May 1, 1990                         Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (c) Specimen Copy of Group                        Incorporated by reference to
               Annuity Contract Form GVA-1010-87                 Exhibit (4)(c) to Pre-Effective
               for deferred compensation plans                   Amendment No. 1 to this
                                                                 Registration Statement, filed
                                                                 April 24, 1987
                                                                 (To be filed via EDGAR)

               (c)(i) Specimen Copy of Group                     Incorporated by reference to
               Annuity Contract Form GVA-1010-87                 Exhibit (4)(c)(i) to Post-Effective
               for deferred compensation plan                    Amendment No. 2 to this
               contracts issued after May 1, 1988                Registration Statement, filed
                                                                 April 8, 1988
                                                                 (To be filed via EDGAR)

               (c)(ii) Specimen Copy of Group                    Incorporated by reference to
               Annuity Contract Form GVA-1010-87                 Exhibit (4)(c)(ii) to Post-Effective
               for deferred compensation plan                    Amendment No. 8 to this
               contracts issued after May 1, 1990                Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (c)(iii) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GVA-1010-87                 Exhibit (4)(c)(iii) to Post-Effective
               for deferred compensation plan                    Amendment No. 10 to this
               contracts issued after May 1, 1991                Registration Statement, filed
                                                                 April 29, 1991
                                                                 (To be filed via EDGAR)

               (c)(iv) Specimen Copy of Group                    Incorporated by reference to
               Annuity Amendment Form GAA-7792                   Exhibit (4)(c)(iii) to Post-Effective
               for deferred compensation plan                    Amendment No. 8 to this
               contracts issued before May 1, 1990               Registration Statement, filed
                                                                 April 30, 1990
                                                                 (To be filed via EDGAR)

               (iii)(f) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GAA-7900-                   Exhibit 99.1 to Post-Effective
               Defcomp for deferred compensation                 Amendment No. 27 to the
               plan contracts issued before May 1,               Registration Statement of The
               1996                                              Prudential Variable Contract
                                                                 Account-10, Registration Statement
                                                                 No. 2-76580, filed April 29, 1996.

               (iii)(g) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GAA-7900-                   Exhibit 99.11 to Post-Effective
               DefComp-1 for deferred                            Amendment No. 27 to the
               compensation plan contracts issued                Registration Statement of The
               before May 1, 1996                                Prudential Variable Contract
                                                                 Account-10, Registration Statement
                                                                 No. 2-76580, filed April 29, 1996.

               (iii)(h) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GAA-7900-                   Exhibit 99.12 to Post-Effective
               Secular for deferred compensation                 Amendment No. 27 to the
               plan contracts issued before May 1,               Registration Statement of The
               1996                                              Prudential Variable Contract
                                                                 Account-10, Registration Statement
                                                                 No. 2-76580, filed April 29, 1996.

               (iii)(i) Specimen Copy of Group                   Incorporated by reference to
               Annuity Contract Form GAA-7900-                   Exhibit 99.13 to Post-Effective
               Secular-1 for deferred compensation               Amendment No.  27 to the
               plan contracts issued before May 1,               Registration Statement of The
               1996                                              Prudential Variable Contract
                                                                 Account-10, Registration Statement
                                                                 No. 2-76580, filed April 29, 1996.

               (d) Specimen Copy of Group                        Incorporated by reference to
               Annuity Contract Form GVA-1010-87                 Exhibit (4)(d) to Post-Effective
               for non-qualified deferred                        Amendment No. 2 to this
               compensation plans                                Registration Statement, filed
                                                                 April 8, 1988
                                                                 (To be filed via EDGAR)

          (5)  Application and Enrollment Forms as               Incorporated by reference to
               revised for use after May 1, 1991                 Exhibit (5) to Post-Effective
                                                                 Amendment No. 10 to this
                                                                 Registration Statement, filed
                                                                 April 29, 1991
                                                                 (To be filed via EDGAR)


          (6)  (a) Certificate of Adoption of                    Incorporated by reference to
               Amendments to Amended Charter of                  Exhibit (6)(a) to Post-Effective
               Prudential and of the Adoption and                Amendment No. 19 to the
               Ratification of a new Amended                     Registration Statement of the
               Charter of such Corporation                       Prudential Variable Contract
               (includes restated Amended Charter)               Account-10, Registration
                                                                 No. 2-76580, filed February __, 1997

               (b) By-Laws of Prudential, as                     Incorporated by reference to
               amended August 8, 1995                            Exhibit 99.2 to Post-Effective
                                                                 Amendment No. 27 to the
                                                                 Registration Statement of The
                                                                 Prudential Variable Contract
                                                                 Account-10, Registration No.2-
                                                                 76580, filed April 29, 1996

          (8)  (a) Service Agreement between                     Incorporated by reference to
               Prudential and The Prudential Asset               Exhibit (8)(a) to this Registration
               Management Company, Inc.                          Statement, filed April 4, 1987
                                                                 (To be filed via EDGAR)

          (9)  Opinion of Counsel and Consent to                 Incorporated by reference to
               its use as to the legality of the                 Exhibit (9) to this Registration
               securities being registered                       Statement, filed April 4, 1987
                                                                 (To be filed via EDGAR)

         (10)  (a) Consents of independent public                Filed herein
               accountants


               (b) Powers of Attorney                            Incorporated by reference to
                                                                 Exhibit (9) to Post-Effective
               F. Agnew, F Becker,                               Amendment No. 13 to the
               W. Boeschenstein,                                 Registration Statement of The
               L. Carter, J. Cullen                              Prudential Variable Appreciable
               C. Davis, R. Enrico,                              Account, Registration No. 33-20000,
               A. Glimour, W. Gray,                              filed May 1, 1995
               J. Hanson, C. Horner,
               A. Jacobson, G. Keith,
               B. Malkiel, A. Ryan,
               C. Sitter, D. Staheli,
               R. Thomson, P Vagelos,
               S. Van Ness, P Volcker,
               J. Williams

               M. Grier                                          Incorporated by reference to the
                                                                 Registration Statement of The
                                                                 Prudential Variable Appreciable
                                                                 Account, Registration No. 33-61079,
                                                                 filed July 17, 1995


               J.  Unruh                                         To be filed.

         (13)  Calculation of Performance Data                   Appears under the heading of "Performance"
                                                                 in the Statement of Additional Information
                                                                 (Part B of this Registration Statement)

         (14)  Financial Data Schedule                           Filed herein.


Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Information about the Directors and Executive Officers of Prudential, Registrant's depositor, appears under the heading of "Directors and Officers of Prudential" in the Statement of Additional information (Part B of this Registration Statement).

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are as shown on the Organization Chart on pages following.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series, Inc. are held in separate accounts of Pruco Life insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management Investment companies under the investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.


Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the investment Company Act of 1940.


The Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.





THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS SUBSIDIARIES

The Prudential Insurance Company of America
Fine Homes, L.P. (1)                           (see page 2 for Direct and Indirect subs)
Gibraltar Casualty Company
Health Ventures Partner, Inc.
HSG Health Systems Group Limited
Industrial Trust Company
Jennison Associates Capital Corp.              JACC Services Corp.
PGR Advisors I, Inc.

                                               Clive Discount Company Limited               Clivco Nominees Limited
                                                                                            Clive Agency Bond Broking Limited

                                               Clivwell Securities Limited
                                               PRICOA Capital Group Limited
                                               PRICOA Funding Limited                       PRICOA Investment Company
                                               PRICOA Property Investment Management        Northern Retail Properties (General
                                                 Limited                                      Partner) Limited
PIC Holdings Limited                                                                        PRICOA P.I.M. (Regulated) Limited
                                                                                            TransEuropean Properties
                                                                                              (General Partner) Limited
                                                                                            TransEuropean Properties
                                                                                              (General Partner) II Limited
                                                                                            Varsity Fund (General Partner) Limited

                                               PRICOA Realty Group Limited
PIC Realty Canada Limited
PREMISYS Real Estate Services, Inc.            PREMISYS Real Estate Services, Inc. of
                                                 Colorado (2)

PRICOA Vida, Sociedad Anonima de Seguros y     PRICOA Invest, Sociedad Anonima, S.G.C.
  Reaseguros (3)
PRICOA, Vita S.p.A.
PRUCO, Inc.                                    (see pages 3-6 for Direct and Indirect subs)
Pruco Life Insurance Company                   Pruco Life Insurance Company of New Jersey
                                               The Prudential Life Insurance Company of
                                                 Arizona
Prudential Direct Advisers, Inc.
Prudential Direct Distributors, Inc.
Prudential Fund Management Canada Limited
Prudential Global Funding, Inc.                Prudential-Bache Capital Funding (Swaps)
                                                 Limited
Prudential Homes Corporation                   Prudential Texas Residential Services
                                                 Corporation
Prudential Mortgage Asset Corporation
Prudential Mortgage Asset Corporation II
Prudential Mutual Fund Management, Inc. (4)
Prudential of America General Insurance        OTIP/RAEO Insurance Company, Inc. (5)
  Company (Canada)
Prudential of America Life Insurance Company
  (Canada) (6)
Prudential Private Placement Investors, Inc.
Prudential Realty Securities II, Inc. (7)
Prudential Select Holdings, Inc.               Prudential Select Life Insurance Company
                                                 of America
Prudential Service Bureau, Inc.
PruLease, Inc.
PruServicos Participacoes, S.A. (8)
Residential Services Corporation of America    (see page 2 for Direct and Indirect subs)
Prudential HealthCare and Life Insurance
  Company of America
The Prudential Investment Corporation          (see page 7 for Direct and Indirect subs)
The Prudential Life Insurance Company of
  Korea, Ltd.
The Prudential Life Insurance Company, Ltd.
The Prudential Real Estate Affiliates, Inc.    (see page 2 for Direct and Indirect subs)
U.S. High Yield Management Company

------------------

(1)  Fine Homes, L.P. is a partnership which owns subsidiaries.

(2) PREMISYS Real Estate Services, Inc. of Colorado is 80% owned by PREMISYS Real Estate Services, Inc. and 20% owned by Peter Coakley.

(3) PRUCO, Inc. owns 26 shares ([less-than]1%) of PRICOA Vida, Sociedad Anonima de Seguros y Reaseguros.

(4) Prudential Mutual Fund Management, Inc. is 85% owned by Prudential Securities Incorporated and 15% owned by The Prudential.

(5) OTIP/RAEO Insurance Company, Inc. is 95% owned by Prudential of America General Insurance Company (Canada) and 5% owned by OTIP Insurance Brokers, Inc.

(6) Prudential of America Life Insurance Company (Canada) is 75% owned by The Prudential and 25% owned by PPI Financial Group, Ltd.

(7) Prudential Realty Securities II, Inc. is 87% owned by The Prudential and 13% owned by PRUCO, Inc.

(8)  PRUCO, Inc. owns 1 share ([less-than]1%) of PruServicos Participacoes, S.A.

6/30/95



The Prudential Insurance Company of America

                     Major Escrow Corp.
                     ML/MSB Acquisition, Inc.
                     PRICOA Relocation Management, Ltd.
                     PRS Escrow Services, Inc.
Fine Homes,  L.P.    Prudential Community Interaction Consulting, Inc.
(from p. 1)          Prudential New York Homes Corporation
                     Prudential Oklahoma Homes Corporation
                     Prudential Relocation Mangagement Company of
                       Canada Ltd.
                     Prudential Resources Management Asia, Limited
                     The Relocation Funding Corporation of America
Residential          Lender's Service, Inc.                                     Lender's Service Title Agency, Inc.
Services             Private Label Mortgage Services Corporation
Corporation          Residential Information Services, Inc.
of America           Securitized Asset Sales, Inc.
(from p. 1)          Securitized Asset Services Corporation
                     The Prudential Home Mortgage Company, Inc.                 The Prudential Home Mortgage Securities
The Prudential       Prudential Referral Services, Inc.                           Company, Inc.
Real Estate          The Prudential Real Estate Financial Services of           The Prudential Real Estate Financial Services of
Affiliates, Inc.     America, Inc.                                                Long Island, Inc.
(from p. 1)


The Prudential Insurance Company of America


              Capital Agricultural Property Services, Inc.
              Flor-Ag Corporation
              GIB Laboratories, Inc.
              P.G. Realty, Inc.
              PIC Realty Corporation
              Pruco Securities Corporation
              Prudential Agricultural Credit, Inc.
              Prudential Capital and Investment Services, Inc.    (See Pages 4-6 for Direct and
              Prudential Dental Maintenance                         Indirect subs)
                Organization, Inc.
              Prudential Direct, Inc.
              Prudential Equity Investors, Inc.
              Prudential Funding Corporation
              Prudential Health Care Plan, Inc.
              Prudential Health Care Plan of California, Inc.
              Prudential Health Care Plan of Connecticut, Inc.
              Prudential Health Care Plan of Georgia, Inc.
              Prudential Health Care Plan of New York, Inc.
PRUCO,        Prudential Holdings, Inc.
Inc. (1)      Prudential Institutional Fund Management, Inc.
(from p. 1)                                                       Prudential Commercial Insurance Company
              Prudential Property and Casualty Insurance          Prudential General Insurance Company
                Company                                           Prudential Insurance Brokerage, Inc.
                                                                  The Prudential Lloyds (3)
                                                                  The Prudential Property and Casualty
                                                                    General Agency, Inc.
              The Prudential Property and Casualty
                Insurance Company of New Jersey
              Prudential Realty Partnerships, Inc.
              Prudential Realty Securities, Inc.
              Prudential Realty Securities II, Inc. (2)
              Prudential Reinsurance Holdings, Inc.               Prudential Reinsurance Company       Le Rocher Reinsurance, Ltd.
                                                                                                       Prudential National Insurance
                                                                                                         Company
              Prudential Retirement Services, Inc.
              Prudential Trust Company                            PTC Services, Inc.
              Prudential Uniformed Services
                Administrators, Inc.
              The Prudential Bank and Trust Company               PBT Mortgage Corporation
              The Prudential Savings Bank, F.S.B.


-------------------

(1)  PRUCO, Inc. owns 1 share ([less-than]1%) of PruServicos Participacoes,
     S.A.

(2) Prudential Realty Securities II, Inc. is 87% owned by The Prudential and 13% owned by PRUCO, Inc.

(3) The Prudential Lloyds is controlled by Prudential Property and Casualty Insurance Company by virtue of a trust agreement with each (3) underwriter.



The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc. (from p.3)

Lapine Holding      Lapine Technology Corporation
Company (1)

                    Bache Insurance Agency of Arkansas, Inc.
                    Bache Insurance Agency of Louisiana,              Prudential-Bache Securities
                      Inc.                                              (Germany) Inc.
                    BraeLoch Successor Corporation                    (See page 5 for Direct and
                                                                        Indirect subs)
                    PB Bullion Company, Inc.
                    PB Services (U.K.)
                    PGR Advisors, Inc.
                    Prudential-Bache Agriculture Inc.
                    Prudential-Bache Capital Funding
                      (Australia) Limited
                    Prudential-Bache Capital Funding BV               Audley Finance BV
                    Prudential-Bache Energy Corp.
                    Prudential-Bache Energy Production Inc.
                    Prudential-Bache Holdings Inc.                    Prudential-Bache Partners Inc.
                    Prudential-Bache International Bank S.A.
                    Prudential-Bache International (U.K.)             (See page 6 for Direct and
                      Limited                                           Indirect subs)
                    Prudential-Bache Investor Services Inc.
                    Prudential-Bache Investor Services II, Inc.
Prudential          Prudential-Bache Leasing Inc.
Securities          Prudential-Bache Minerals Inc.
Group Inc.          Prudential-Bache Program Services Inc.
                    Prudential-Bache Properties, Inc.
                    Prudential-Bache Real Estate, Inc.
                    Prudential-Bache Securities (Australia)           (See page 5 for Direct Subs)
                      Limited

                    Prudential-Bache Trade Services Inc.              PB Trade Ltd.
                                                                                                       Prudential-Bache Forex (Hong
                                                                                                         Kong) Limited
                                                                      Prudential-Bache Forex (USA)     Prudential-Bache Forex (U.K.)
                                                                        Inc.                             Limited
                    Prudential-Bache Transfer Agent
                      Services, Inc.

                    Prudential Securities Incorporated                (See page 6 for Direct and
                                                                        Indirect subs)
                    Prudential Securities Lease Holding Inc.
                    Prudential Securities Municipal
                      Derivatives, Inc.
                    Prudential Securities Realty Funding
                      Corporation
                    Prudential Securities Secured Financing
                      Corporation
                    Prudential Securities Structured Assets,          P-B Finance Ltd.
                      Inc.
                    R&D Funding Corp.
                    Seaport Futures Management, Inc.
                    Special Situations Management Inc.
-----------------

(1) Lapine Holding Company is 66.7% owned by Prudential Capital and Investment Services, Inc., 28.3% owned by Kyocera Corp. and 5% owned by Kyocera (Hong
     Kong) Ltd.




The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc.

                    BraeLoch
                    Successor
                    Corporation
                    (from p. 4)                  BraeLoch Holdings, Inc.


Prudential         Prudential-Bache              Bache Nominees, Ltd.
Securities         Securities                    Corcarr Funds Management
Group, Inc.        (Australia)                     Limited
                   Limited                       Corcarr Management Pty
                   (from p. 4)                     Limited
                                                 Corcarr Nominees Pty Limited
                                                 Corcarr Superannuation Pty
                                                   Limited
                                                 Divsplit Nominees Pty Limited
                                                 PruBache Nominees Pty
                                                   Limited








Graham                                           Graham Depository Company II
Resources, Inc.                                  Graham Energy, Ltd.
                                                 Graham Exploration, Ltd.
                                                 Graham Royalty, Ltd.                    Graham Production Company
                                                 Graham Securities Corporation


The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc.

Prudential Securities Group, Inc.



Prudential Bache International   Clive Discount Holdings International Limited
(U.K.) Limited (from p. 4)       Page & Gwyther Holdings Limited
                                 Page & Gwyther Limited
                                 Prudential-Bache Capital Funding (Equities)
                                   Limited                                                  Circle (Nominees) Limited
                                 Prudential-Bache Capital Funding (Gilts) Limited
                                 Prudential-Bache Capital Funding (Money
                                  Brokers) Limited
                                 Prudential-Bache (Futures) Limited

Prudential Securities            Bache & Co. (Lebanon) S.A.L.
Incorporated (from p. 4)         Bache & Co. S.A. de C.V. (Mexico)
                                 Bache Halsey Stuart Shields (Antilles) N.V.
                                 Bache Insurance Agency, Incorporated
                                 Bache Insurance of Arizona Inc.
                                 Bache Insurance of Kentucky, Inc.
                                 Bache Shields Securities Corporation
                                 Banom Corporation
                                 Gelfand, Quinn & Associates, Inc.
                                 P-B Holding Japan Inc.                                     Prudential Securities (Japan) Limited
                                 Prudential-Bache Futures Asia Pacific Ltd.
                                 Prudential-Bache Futures (Hong Kong) Limited
                                 Prudential-Bache Nominees (Hong Kong) Limited
                                 Prudential-Bache Securities Asia Pacific Ltd.
                                 Prudential-Bache Securities (Belgium) Inc.
                                 Prudential-Bache Securities (Espana) S.A.
                                 Prudential-Bache Securities (France) S.A.
                                 Prudential-Bache Securities (Holland) Inc.                 Prudential-Bache Securities
                                                                                              (Holland) N.V.
                                 Prudential-Bache Securities (Hong Kong) Limited
                                 Prudential-Bache Securities (Luxembourg) Inc.
                                 Prudential-Bache Securities (Monaco) Inc.
                                 Prudential-Bache Securities (Switzerland) Inc.
                                 Prudential-Bache Securities (U.K.) Inc.                    Shields Model Roland Company
                                 Prudential Mutual Fund Management, Inc. (1)                Prudential Mutual Fund
                                                                                              Distributors, Inc.
                                                                                            Prudential Mutual Fund Services, Inc.
                                 Prudential Securities (Chile) Inc.
                                 Prudential Securities CMO Issuer Inc.
                                 Prudential Securities Futures Management, Inc.
                                 Prudential Securities (South America) Incorporated         Prudential Securities (Argentina)
                                                                                              Incorporated
                                                                                            Prudential Securities (Uruguay) S.A.
                                 Shields Model Roland Securities Incorporated
                                 Wexford Clearing Services Corporation

--------------

(1) Prudential Mutual Fund Management, Inc. is 85% owned by Prudential Securities Incorporated and 15% owned by The Prudential.

The Prudential Insurance Company of America

The Prudential Investment Corporation (from p. 1)

                                 Gateway Holdings, S.A.                                   Amicus Investment Company
                                                                                          Global Income Fund Management
                                                                                            Company, S.A.
                                                                                          Global Series Fund II Management
                                                                                            Company, S.A.
                                                                                          Jennison Long Bond Management Company
                                                                                          PAEC Management Company
                                 Prudential Asset Sales and Syndications, Inc.
                                 Prudential Home Building Investors, Inc.
                                 PruSupply, Inc.                                          PruSupply Capital Assets, Inc.
                                                                                          CSI Asset Management, Inc.
                                                                                          Enhanced Investment Technologies, Inc.
                                                                                          Mercator Asset Management, Inc.
                                                                                          PCM International, Inc.
                                 Prudential Asset Management Company, Inc.                Prudential Asia Investments Limited (1)
                                                                                          Prudential Asset Management Company
                                                                                            Securities Corporation
                                                                                          Prudential Timber Investments, Inc. (2)
                                 The Prudential Investment Advisory Company, Ltd.
                                 The Prudential Property Company, Inc.
                                 The Prudential Realty Advisors, Inc.
                                 TRGOAG Company, Inc.


                                                    PAMA (Indonesia) Limited (4)
                                                    PAMA (Singapore) Private Limited
PruAsia DBS Limited (3)                             Prudential Asset Management
                                                    Asia Hong Kong Limited
                                                    P.T. PAMA Ventura Indonesia (5)

Prudential Asset Management
Asia Limited (BVI)

S.J. Bedding B.V.                                   Simmons Bedding & Furniture (HK)     Simmons Asia      Simmons (Southeast Asia)
                                                      Ltd. (6)                             Limited (7)       Private Limited
Prudential Asia Fund Management Limited (BVI)       Simmons Co., Limited
                                                    Prudential Asia Fund
                                                      Management Limited
                                                    Prudential Asia Fund
                                                      Managers (HK) Limited

--------------

(1) The Prudential Asset Management Company, Inc. and Prudential Securities Group, Inc. each own 50% of preferred stock and The Prudential Asset Management Company, Inc. owns 100% common stock.

(2) The Prudential owns 6 shares (100%) of preferred stock in Prudential Timber Investments, Inc.

(3) PruAsi DBS Limited is 50% owned by Prudential Asia Investments Limited and 50% owned by DBS, Inc.

(4) PAMA (Indonesia) Limited is 75% owned by Prudential Asset Management Asia Limited (BVI), 15% owned by BDNI and 10% by IFC.

(5) P.T. PAMA Ventura Indonesia is 65% owned by Prudential Asset Management Asia Limited (BVI), 20% owned by BDNI and 15% by IFC.

(6) Simmons Co. Limited and Simmons Bedding & Furniture (HK) Ltd. are 66.24% owned by S.J. Bedding B.V. and 6.8% owned by Simmons U.S.A., 15% owned by others and 12% by management.

(7) Simmons Asia Limited is 90% owned by Simmons Bedding & Furniture (HK) Ltd. and 10% owned by Simmons U.S.A.

                                                                        06/30/95

                      SHORT DESCRIPTION OF EACH SUBSIDIARY

A. SUBSIDIARIES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

1. FINE HOMES, L.P. (A Limited Partnership) (99% owned by Prudential, the limited partner, and 1% owned by Prudential Homes Corporation, the general partner) (See Section C for direct and indirect subsidiaries)

     A limited partnership to hold real estate related subsidiaries.

2.   GIBRALTAR CASUALTY COMPANY (Incorporated in Delaware) (100%)

     Previously wrote unusual and non-standard property and casualty risks on a Surplus Line basis. The company is currently servicing policies that it had issued, but is not actively seeking new business.

3.   HEALTH VENTURES PARTNER, INC. (Incorporated in Illinois) (100%)

     Operates as a general partner of the joint venture Rush Prudential Health Plans.

4.   HSG HEALTH SYSTEMS GROUP LIMITED (Incorporated in Canada) (100%)

     Provides consulting and administrative services to corporate fitness facilities and wellness programs in Canada.

5.   INDUSTRIAL TRUST COMPANY (Incorporated in Prince Edward Island, Canada)
     (100%)

     Holds a permit to operate as a trust and loan company in Prince Edward Island. Currently inactive.

6.   JENNISON ASSOCIATES CAPITAL CORP. (Incorporated in New York) (100%)

     Provides institutional clients (employee benefit plans, endowments, foundations, etc.) with discretionary management of portfolios investing in stocks and bonds and acts as an advisor to The Prudential Institutional Fund.

6a. JACC SERVICES CORP. (Incorporated in New York) (Owned by Jennison Associates Capital Corp.) (100%)

     Provides computer and accounting support necessary to handle portfolio accounting and reporting.

7.   PGR ADVISORS I, INC. (Incorporated in Delaware) (100%)

     A general partner which provides management, advisory, and administrative services to Global Realty Advisors, a Bermudian partnership that acts as investment manager to the Prudential Global Real Estate Investment Programme. Also ownes Global Realty Advisors (Bermuda) Limited, a Bermuda limited liability company which acts as an investment manager to The South East Asia Property Company Limited and to Seaprime Investments Pte Ltd. (an unaffiliated entity).

8. PIC HOLDINGS LIMITED (Incorporated in U.K.) (100%) (See section B for direct and indirect subsidiaries)

     Acts as a holding company to house the operating entities of Clive Discount Company Limited., Clivco Nominees Limited, Clive Agency Bond Broking Limited, Clivwell Securities Limited, PRICOA Capital Group Limited, PRICOA Funding Limited, PRICOA Investment Company, PRICOA Property Investment Management Limited., PRICOA P.I.M. (Regulated) Limited, TransEuropean Properties (General Partner) Limited, Northern Retail Properties (General Partner) Limited, TransEuropean Properties (General Partner) II Limited, Varsity Fund (General Partner) Limited and PRICOA Realty Group Limited.

9.   PIC REALTY CANADA LIMITED (Incorporated in Canada) (100%)

     Owns, develops, operates, manages and leases real estate in Canada.

10.  PREMISYS REAL ESTATE SERVICES, INC. (Incorporated in Pennsylvania) (100%)

     Provides real estate properties/facilities management for The Prudential and third parties and advisory services with respect to activities of this type.

10a. PREMISYS REAL ESTATE SERVICES INC. OF COLORADO (Incorporated in Colorado)
     (Owned by Premisys Real Estate Services, Inc.) (80%)

     Provides real estate management and related services to unrelated third parties in Colorado.

11. PRICOA VIDA, SOCIEDAD ANONIMA DE SEGUROS Y REASEGUROS (Incorporated in Spain) (Less than 1% owned by PRUCO, Inc. and The Prudential Investment Corporation. The remainder is owned by The Prudential)

     Conducts individual life, group pension and group life business in Spain.

11a. PRICOA INVEST, SOCIEDAD ANONIMA, S.G.C. (Incorporated in Spain) (100% owned by PRICOA Vida Sociedad Anonima de Seguros y Reaseguros)

     Licensed to engage in third party investment management and actuarial consulting in Spain.

12.  PRICOA VITA S.P.A. (Incorporated in Italy) (100%)

     Organized to sell life insurance and related financial products within Italy.

13. PRUCO, INC. (Incorporated in New Jersey) (100%) (See Section F for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

14.  PRUCO LIFE INSURANCE COMPANY (Incorporated in Arizona) (100%)

     Conducts individual life insurance and single pay deferred annuity business in all states except New York. In addition, the Company markets individual life insurance through it's branch office in Taiwan.

14a. PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (Incorporated in New Jersey)
     (Owned by Pruco Life Insurance Company) (100%)

     Issues a product line corresponding to that of Pruco Life Insurance Company in the states of New Jersey and New York.

14b. THE PRUDENTIAL LIFE INSURANCE COMPANY OF ARIZONA (Incorporated in Arizona)
     (Owned by Pruco Life Insurance Company) (100%)

     A company licensed to sell life insurance in the state of Arizona.

15.  PRUDENTIAL DIRECT ADVISERS, INC. (Incorporated in New Jersey) (100%)

     Acts as the general partner and manages the affairs of the Prudential Direct Advisers, L.P.

16.  PRUDENTIAL DIRECT DISTRIBUTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as the distributor of mutual funds and related no-load products managed or advised by the Prudential Direct Advisers, L.P.

17.  PRUDENTIAL FUND MANAGEMENT CANADA LIMITED (Incorporated in Canada) (100%)

     Manages and distributes mutual funds in Canada.

18.  PRUDENTIAL GLOBAL FUNDING, INC. (Incorporated in Delaware) (100%)

     Provides interest rate and currency swaps and other derivative products.

19. PRUDENTIAL-BACHE CAPITAL FUNDING (SWAPS) LIMITED (Incorporated in Canada) (Owned by Prudential Global Funding, Inc.) (100%)

     In liquidation.

20.  PRUDENTIAL HOMES CORPORATION (Incorporated in New York) (100%)

     Acts as the sole general partner of Fine Homes, L.P. and Prudential Residential Services, Limited Partnership. It also acts as one of the two general partners of The Prudential Relocation Management, Limited Partnership.

20a. PRUDENTIAL TEXAS RESIDENTIAL SERVICES CORPORATION (Incorporated in Texas)
     (Owned by Prudential Homes Corporation) (100%)

     Acts as one of the two general partners of The Prudential Relocation Management, Limited Partnership.

21.  PRUDENTIAL MORTGAGE ASSET CORPORATION (Incorporated in Delaware) (100%)

     Involved in the purchase and sale of mortgage related assets, mortgage loans and mortgage pass-through certificates.

22.  PRUDENTIAL MORTGAGE ASSET CORPORATION II (Incorporated in Delaware) (50%)

     Inactive.

23. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated)

     Mutual fund management company.

24. PRUDENTIAL OF AMERICA GENERAL INSURANCE COMPANY (CANADA) (Incorporated in Canada) (100%)

     Provides automobile and homeowner insurance in Canada.

24a. OTIP/RAEO INSURANCE COMPANY, INC. (Incorporated in Canada) (95% owned by
     Prudential of America General Insurance Company [Canada])

     Provides automobile and homeowner insurance in Canada. This company markets its products to those employed in the education sector.

25. PRUDENTIAL OF AMERICA LIFE INSURANCE COMPANY (CANADA) (Incorporated in Canada) (75%)

     Markets specialized life insurance products to the upper income segment of the Canadian market place.

26. PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as General Partner to a newly formed partnership, Prudential Private Placement Investors, L.P. ("PPPI, LP"), a Delaware Limited Partnership. It is anticipated that PPPI, LP will provide investment advisory services to pension plans and other institutional investors.

27. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

28.  PRUDENTIAL SELECT HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company for the Prudential Select Life Insurance Company of America.

29. PRUDENTIAL SELECT LIFE INSURANCE COMPANY OF AMERICA (Incorporated in Minnesota) (Owned by Prudential Select Holdings, Inc.) (100%)

     Intends to sell universal life insurance products to upper income and high net worth individuals and corporations in all states except New York.

30.  PRUDENTIAL SERVICE BUREAU, INC. (Incorporated in Kentucky) (100%)

     Provides administrative services for employee benefits packages (i.e. COBRA and FLEX) and pays medical and dental claims.

31.  PRULEASE, INC. (Incorporated in Delaware) (100%)

     Has an investment portfolio of loans, leases, and other forms of financing.

32. PRUSERVICOS PARTICIPACOES, S.A. (Incorporated in Brazil) (Less than 1% owned by PRUCO, Inc. The remainder owned by The Prudential Insurance Company of America.)

     A holding company owning preferred shares, having certain limited voting rights, representing 49 percent of the share capital of Atlantica-Prudential Participacoes S.A., which in turn owns approximately 95 percent of the share capital of Prudential-Atlantica Companhia Brasileria de Seguros, a Brazilian property and casualty insurer.

33. RESIDENTIAL SERVICES CORPORATION OF AMERICA (Incorporated in Delaware) (100%) (See Section D for direct and indirect subsidiaries)

     A company which engages in the activities of its direct wholly owned subsidiaries: Lender's Service, Inc., Private Label Mortgage Services Corporation, Securitized Asset Sales, Inc., Securitized Asset Services Corporation, The Prudential Home Mortgage Company, Inc., Residential Information Services, Inc. and their subsidiaries.

34. PRUDENTIAL HEALTHCARE AND LIFE INSURANCE COMPANY OF AMERICA (Incorporated in New Jersey) (100%)

     A life insurance company which presently is qualified only in New Jersey. It has not yet commenced as an insurance business.

35. THE PRUDENTIAL INVESTMENT CORPORATION (Incorporated in New Jersey) (100%) (See Section H for direct and indirect subsidiaries)

     Has responsibility for the investment business of The Prudential. It in turn owns all the outstanding stock of Gateway Holdings, S.A., Prudential Asset Sales and Syndications, Inc., Prudential Home Building Investors, Inc., PruSupply, Inc., The Prudential Asset Management Company, Inc., Prudential Investment Advisory Company, Ltd., TRGOAG Company, Inc., The Prudential Property Company, Inc., and The Prudential Realty Advisors, Inc.

36. THE PRUDENTIAL LIFE INSURANCE COMPANY OF KOREA, LTD. (Incorporated in Korea) (100%)

     Organized to sell life insurance products within Korea.

37.  THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. (Incorporated in Japan) (100%)

     Organized to sell traditional and variable life insurance products within Japan.

38. THE PRUDENTIAL REAL ESTATE AFFILIATES, INC. (Incorporated in Delaware) (100%) (See Section E for direct and indirect subsidiaries)

     Offers franchises to independently owned residential real estate brokers.

39.  U.S. HIGH YIELD MANAGEMENT COMPANY (Incorporated in New Jersey) (100%)

     Provides management services (through the Capital Markets Group) to the U.S. High Yield Fund, a high yield corporate bond fund organized in Luxembourg.


B. SUBSIDIARIES OF PIC HOLDINGS LIMITED

1. Clive Discount Company Limited (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Operates as a discount house in the London market.

1a. CLIVCO NOMINEES LIMITED (Incorporated in the U.K.) (Owned by Clive Discount Company Limited) (100%)

     Inactive.

1b. CLIVE AGENCY BOND BROKING LIMITED (Incorporated in U.K.) (Owned by Clive Discount Company Limited) (100%)

     Identifies attractive investment opportunities in the business of brokering Government Bonds in the United Kingdom and continental Europe.

2. CLIVWELL SECURITIES LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     An investment company which consists of Mithras Investment Trust holdings and an 8.5% interest in a real estate investment trust which holds a leasehold interest in a 12 story commercial building in London, England.

3. PRICOA CAPITAL GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Identifies attractive investment opportunities in the United Kingdom and continental Europe.

4. PRICOA FUNDING LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     A finance company borrowing capital from The Prudential, and lending the capital to its subsidiary company PRICOA Investment Company to fund its investment activities.

4a. PRICOA INVESTMENT COMPANY (Incorporated in U.K.) (Owned by PRICOA Funding Limited) (100%)

     To identify attractive investment opportunities in the United Kingdom and continental Europe for sale to, or managed on behalf of, third party clients.

5. PRICOA PROPERTY INVESTMENT MANAGEMENT LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5a. NORTHERN RETAIL PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to Northern Retail Property Ltd. Partnership. A U.K. limited partnership whose principle activity is investment in three retail units in northern Britain.

5b. PRICOA P. I. M. (REGULATED) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5c. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to TransEuropean Property Limited Partnership, a U.K. limited partnership. The principal activity of TransEuropean Property Limited Partnership is investment in European property.

5d. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) II LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Will serve as the general partner to TransEuropean Property Limited Partnership II, a partnership formed to invest in European real estate.

5e. VARSITY FUND (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (100% owned by PRICOA Property Investment Management Limited)

     Formed to serve as general partner of a limited partnership investing in U.K. college and university student accommodations. The plans for this fund changed, and this entity is currently "on the shelf" and not being used.

6. PRICOA REALTY GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides international real estate services to PGR Advisors I, Inc. in connection with the Prudential Global Real Estate Programme, and provides The Prudential with a presence in London to monitor developments and identify attractive investment opportunities in European property markets, as well as identifying investment opportunities in other international markets.


C. SUBSIDIARIES OF FINE HOMES, L.P.

     Subsidiaries C.1 through C.9 are 100% owned by Prudential Residential Services, Limited Partnership ("PRS LP").

1.   MAJOR ESCROW CORP. (Incorporated in California) (100%)

     Inactive.

2.   ML/MSB ACQUISITION, INC. (Incorporated in Delaware) (100%)

     Acts as the general partner of Moran, Stahl & Boyer, L.P.

3.   PRICOA RELOCATION MANAGEMENT, LTD. (Incorporated in U.K.) (100%)

     Involved in the relocation consulting business.

4.   PRS ESCROW SERVICES, INC. (Incorporated in California) (100%)

     Inactive.

5. PRUDENTIAL COMMUNITY INTERACTION CONSULTING, INC. (Incorporated in Delaware) (100%)

     Consulting activities involving community relations for Prudential Resources Management's corporate clients with facilities which have had or might have an adverse environmental impact on surrounding communities.

6.   PRUDENTIAL NEW YORK HOMES CORPORATION (Incorporated in New York) (100%)

     General partner of Moran, Stahl & Boyer, a New York general partnership and Prudential Relocation Management, a New York general partnership.

7.   PRUDENTIAL OKLAHOMA HOMES CORPORATION (Incorporated in Oklahoma) (100%)

     Inactive.

8. PRUDENTIAL RELOCATION MANAGEMENT COMPANY OF CANADA LTD. (Incorporated in Ontario, Canada) (100%)

     Involved in the relocation business.

9. PRUDENTIAL RESOURCES MANAGEMENT ASIA, LIMITED (Incorporated in Hong Kong) (100%)

     Provides relocation services in Asia - on-site center for Goldman Sachs in Hong Kong.

10. THE RELOCATION FUNDING CORPORATION OF AMERICA (Incorporated in California) (100%)

     Involved in the relocation business.


D. SUBSIDIARIES OF RESIDENTIAL SERVICES CORPORATION OF AMERICA

1.   LENDER'S SERVICE, INC. (Incorporated in Delaware) (100%)

     Obtains residential mortgage appraisals on behalf of mortgage lenders, provides title agency services, and manages the provision of closing services.

1a. LENDER'S SERVICE TITLE AGENCY, INC. (Incorporated in Ohio) (Owned by Lender's Service, Inc.) (100%)

     Acts as a title agent in the state of Ohio.

2.   PRIVATE LABEL MORTGAGE SERVICES CORPORATION (Incorporated in Delaware)
     (100%)

     Provides residential mortgage loan underwriting and origination services to other companies for a fee.

3.   RESIDENTIAL INFORMATION SERVICES, INC. (Incorporated in Delaware) (100%)

     Serves as the sole general partner of Residential Information Services Limited Partnership, which provides technology and information services to mortgage banking industry.

4.   SECURITIZED ASSET SALES, INC. (Incorporated in Delaware) (100%)

     Registrant of new rent-a-shelf business and sells public and private mortgage-backed securities.

5.   SECURITIZED ASSET SERVICES CORPORATION (Incorporated in New Jersey) (100%)

     Services and administers mortgage loans and related real property and provides security administration services.

6.   THE PRUDENTIAL HOME MORTGAGE COMPANY, INC. (Incorporated in New Jersey)
     (100%)

     Finances residential mortgage loans, through direct origination and purchases, services and sells residential mortgage loans, and engages in other residential mortgage banking activities.

6a. THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. (Incorporated in Delaware) (Owned by The Prudential Home Mortgage Company, Inc.) (100%)

     Issues public and private mortgage-backed securities.

E. SUBSIDIARIES OF THE PRUDENTIAL REAL ESTATE AFFILIATES, INC.

1.   PRUDENTIAL REFERRAL SERVICES, INC. (Incorporated in Delaware) (100%)

     Operates a residential real estate referral network.

2. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF AMERICA, INC. (Incorporated in California) (100%)

     Inactive.

2a. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF LONG ISLAND, INC. (Incorporated in California) (Owned by The Prudential Real Estate Financial Services of America, Inc.) (100%)

     Inactive.

F. SUBSIDIARIES OF PRUCO, INC.

1.   CAPITAL AGRICULTURAL PROPERTY SERVICES, INC. (Incorporated in Delaware)
     (100%)

     Provides management and real estate brokerage services for agricultural properties of The Prudential and others.

2.   FLOR-AG CORPORATION (Incorporated in Florida) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Florida.


3.   GIB LABORATORIES, INC. (Incorporated in New Jersey) (100%)

     Provides clinical bioanalytical services to The Prudential, as well as to other insurance companies and industries in the United States and Canada.

4.   P.G. REALTY, INC. (Incorporated in Nebraska) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Nebraska.

5.   PIC REALTY CORPORATION (Incorporated in Delaware) (100%)

     Engages in the business of owning, developing, operating, managing, and leasing real estate property in the United States either directly or through participation in joint venture partnerships.

6.   PRUCO SECURITIES CORPORATION (Incorporated in New Jersey) (100%)

     Acts as a registered securities broker-dealer, licensed in every state, Washington D.C. and Guam. Serves primarily as the medium through which registered agents of The Prudential sell Prudential Securities Incorporated mutual funds and offer variable products from Pruco Life and The Prudential.

7.   PRUDENTIAL AGRICULTURAL CREDIT, INC. (Incorporated in Tennessee) (100%)

     Provides a broad range of financial services to agriculture, including farm real estate mortgages, short term financing and equipment leasing.

8. PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC. (Incorporated in Delaware) (100%) (See Section G for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

9.   PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC. (Incorporated in Texas)
     (100%

     A Dental Maintenance Organization which serves the state of Texas.

10.  PRUDENTIAL DIRECT, INC. (Incorporated in Georgia) (100%)

     Provides direct response and direct marketing services to The Prudential and its subsidiaries.

11.  PRUDENTIAL EQUITY INVESTORS, INC. (Incorporated in New York) (100%)

     As a registered investment advisor, it makes private equity investments through Limited Partnerships comprised of institutional investors including The Prudential.

12.  PRUDENTIAL FUNDING CORPORATION (Incorporated in New Jersey) (100%)

     Serves as a financing company for The Prudential and its subsidiaries. Funds are obtained primarily through the issuance of commercial paper, private placement medium term notes, Eurobonds, Eurocommercial paper, Euro-medium term notes and master notes.

13.  PRUDENTIAL HEALTH CARE PLAN, INC. (Incorporated in Texas) (100%)

     A federally-qualified Health Maintenance Organization which serves the New Jersey; Houston, Dallas, San Antonio, Austin and El Paso, Texas; Nashville and Memphis, Tennessee; Chicago, Illinois; Jacksonville, Tampa, Orlando and South Florida, Florida; Richmond, Virginia; St. Louis and Kansas City, Missouri; Columbus, Cleveland and Cincinnati, Ohio; Charlotte, and Raleigh/Durham/Chapel Hill, North Carolina; Denver, Colorado; Oklahoma City and Tulsa, Oklahoma; Baltimore, Maryland; Washington, D.C.; Philadelphia, Pennsylvania; Kansas City, Kansas; Little Rock, Arkansas; Massachusetts and Indiana areas.

14. PRUDENTIAL HEALTH CARE PLAN OF CALIFORNIA, INC. (Incorporated in California) (100%)

     A Health Maintenance Organization which serves the California area.

15. PRUDENTIAL HEALTH CARE PLAN OF CONNECTICUT, INC. (Incorporated in Connecticut) (100%)

     A Health Maintenance Organization which serves the Connecticut area.

16.  PRUDENTIAL HEALTH CARE PLAN OF GEORGIA, INC. (Incorporated in Georgia)
     (100%)

     A Health Maintenance Organization which serves the Georgia area.

17. PRUDENTIAL HEALTH CARE PLAN OF NEW YORK, INC. (Incorporated in New York) (100%)

     A Health Maintenance Organization which serves the New York area.

18.  PRUDENTIAL HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company that does not currently hold any other companies.

19. PRUDENTIAL INSTITUTIONAL FUND MANAGEMENT, INC. (Incorporated in Pennsylvania) (100%)

     A registered investment advisor which manages a series of mutual funds. The funds are offered to institutional investors, principally employer-sponsored defined contribution plans.

20. PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY (Incorporated in Indiana) (100%)

     Provides dwelling, fire, automobile, homeowners or personal catastrophe insurance for all states except New Jersey.

20a. PRUDENTIAL COMMERCIAL INSURANCE COMPANY (Incorporated in Delaware) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Writes automobile insurance and various commercial coverage in many states. The company's contract as a servicing carrier, for the New Jersey Automobile Full Insurance Underwriting Association, expired in March, 1989. The company will continue to service claims during the run-off period.

20b. PRUDENTIAL GENERAL INSURANCE COMPANY (Incorporated in Delaware) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Provides coverage for preferred homeowners and private passenger automobiles in many states.

20c. PRUDENTIAL INSURANCE BROKERAGE, INC. (Incorporated in Arizona) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Acts as an insurance broker and agency in many states.

20d. THE PRUDENTIAL LLOYDS (Incorporated in Texas) (100% owned by Prudential
     Property and Casualty Insurance Company by virtue of a trust agreement with each underwriter.)

     A Lloyds insurer authorized to transact fire and casualty insurance business within the State of Texas.

20e. THE PRUDENTIAL PROPERTY AND CASUALTY GENERAL AGENCY, INC. (Incorporated in
     Texas) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Acts as Managing General Agency in the state of Texas.

21. THE PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY OF NEW JERSEY (Incorporated in New Jersey) (100%)

     Writes automobile, homeowner and personal catastrophe liability lines of business in the state of New Jersey.

22.  PRUDENTIAL REALTY PARTNERSHIPS, INC. (Incorporated in Delaware) (100%)

     Acts as a general partner in limited partnerships which own real estate.

23.  PRUDENTIAL REALTY SECURITIES, INC. (Incorporated in Delaware) (100%)

     Issues zero coupon bonds secured by residential mortgages.

24. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

25.  PRUDENTIAL REINSURANCE HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company which is the sole owner of Prudential Reinsurance
     Company.

25a. PRUDENTIAL REINSURANCE COMPANY (Incorporated in Delaware) (Owned by
     Prudential Reinsurance Holdings, Inc.) (100%)

     Writes substantially all types of property and casualty reinsurance.

25b. LE ROCHER REINSURANCE LTD. (Incorporated in U.K.) (Owned by Prudential
     Reinsurance Company) (100%)

     Engages in the property and casualty reinsurance business, principally in Europe.

25c. PRUDENTIAL NATIONAL INSURANCE COMPANY (Incorporated in Arizona) (Owned by
     Prudential Reinsurance Company) (100%)

     Writes commercial property and casualty insurance in the alternative risk market.

26.  PRUDENTIAL RETIREMENT SERVICES, INC. (Incorporated in New Jersey) (100%)

     Acts as the broker-dealer which distributes securities on behalf of Prudential Defined Contribution Services. These securities consist of shares of the Prudential Institutional Fund and four registered separate accounts of The Prudential.

27.  PRUDENTIAL TRUST COMPANY (Incorporated in Pennsylvania) (100%)

     Responsible for the management of assets in trust of certain employee benefit trusts and other tax exempt trusts.

27a. PTC SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Trust
     Company) (100%)

     Oversees the activities of investment advisers who manage certain assets held in trust by Prudential Trust Company.

28. PRUDENTIAL UNIFORMED SERVICES ADMINISTRATORS, INC. (Incorporated in Oklahoma) (100%)

     Established to administer CHAMPUS (Civilian Health and Medical Program of Uniformed Service) Insurance for all CHAMPUS eligibles in the states of Texas, Oklahoma, Arkansas and Louisiana. Currently inactive.

29.  THE PRUDENTIAL BANK AND TRUST COMPANY (Incorporated in Georgia) (100%)

     Operates as a Georgia chartered commercial bank, it issues credit cards, and provides commercial, home equity and consumer loans and deposit products (other than demand deposits) on a national basis, and trust services in selected states.

29a. PBT MORTGAGE CORPORATION (Incorporated in Georgia) (Owned by The Prudential
     Bank and Trust Company) (100%)

     As a wholly-owned subsidiary of The Prudential Bank and Trust Company, it holds home equity loans in various states.

30.  THE PRUDENTIAL SAVINGS BANK, F.S.B. (Incorporated in Georgia) (100%)

     Operating as a federal savings bank, it provides commercial and consumer loans and deposit products in the state of Georgia. It also originates home equity loans and offers deposit products on a national basis.


G. SUBSIDIARIES OF PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC.

1.   LAPINE HOLDING COMPANY (Incorporated in Delaware) (67%)

     Holding company for Lapine Technology Corporation.

2. LAPINE TECHNOLOGY CORPORATION (Incorporated in California) (Owned by Lapine Holding Company) (100%)

     Inactive.

3. PRUDENTIAL SECURITIES GROUP INC. (Incorporated in Delaware) (PRUCO, Inc. owns 100% Series B common stock and Prudential Capital & Investment Services, Inc. owns 100% Series A common stock.)

     A holding company.

4. BACHE INSURANCE AGENCY OF ARKANSAS, INC. (Incorporated in Arkansas) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Arkansas.

5. BACHE INSURANCE AGENCY OF LOUISIANA, INC. (Incorporated in Louisiana) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Louisiana. Holding company for Prudential-Bache Securities (Germany) Inc.

6. PRUDENTIAL-BACHE SECURITIES (GERMANY) INC. (Incorporated in Delaware) (Owned by Bache Insurance Agency of Louisiana, Inc.) (100%)

     Correspondent of Prudential Securities Incorporated in Germany.

7. BRAELOCH SUCCESSOR CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Owns Braeloch Holdings Inc. which is an oil and gas company engaged in partnership management, oil and gas property management, and gas marketing and transportation.

8. BRAELOCH HOLDINGS INC. (Incorporated in Delaware) (Owned by BraeLoch Successor Corporation) (100%)

     Holding company.

9. GRAHAM RESOURCES, INC. (Incorporated in Delaware) (Owned by BraeLoch Holdings Inc.) (100%)

     Holding company for all partnership management and administration activities.

10. GRAHAM DEPOSITORY COMPANY II (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     Growth Fund depository company.

11. GRAHAM ENERGY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in Growth Fund and related products involved primarily in the investment in oil and gas related companies and assets.

12. GRAHAM EXPLORATION, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in various limited and general partnerships involved in exploratory oil and gas operations.

13. GRAHAM ROYALTY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner of Prudential-Bache Energy Income Funds. Named operator of oil and gas properties.

14. GRAHAM PRODUCTION COMPANY (Incorporated in Delaware) (Owned by Graham Royalty, Ltd.) (100%)

     Inactive.

15. GRAHAM SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     In liquidation.

16. PB BULLION COMPANY, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchases metals for resale to processors, fabricators, and other dealers.

17. PB SERVICES (U.K.) (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holds unsecured subordinated loan stock for Prudential-Bache International (U.K) Limited.

18. PGR ADVISORS, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Vehicle utilized in home office relocation.

19. PRUDENTIAL-BACHE AGRICULTURE INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

20. PRUDENTIAL-BACHE CAPITAL FUNDING (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Dealer in fixed interest securities.

21. PRUDENTIAL-BACHE CAPITAL FUNDING BV (Incorporated in The Netherlands) (Owned by Prudential Securities Group Inc.) (100%)

     Management company for special purpose vehicle (Audley Finance BV).

21a. AUDLEY FINANCE BV (Incorporated in Haarlem, The Netherlands) (Owned by
     Prudential-Bache Capital Funding BV) (100%)

     Investment vehicle.

22. PRUDENTIAL-BACHE ENERGY CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

23. PRUDENTIAL-BACHE ENERGY PRODUCTION INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

24. PRUDENTIAL-BACHE HOLDINGS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for Prudential-Bache Partners Inc.

25. PRUDENTIAL-BACHE PARTNERS INC. (Incorporated in Nevada) (Owned by Prudential-Bache Holdings Inc.) (100%)

     Insurance agent in the State of Nevada; general partner to employee investment partnership.

26. PRUDENTIAL-BACHE INTERNATIONAL BANK S.A. (Incorporated in Luxembourg) (Owned by Prudential Securities Group Inc.) (100%)

     Private banking institution providing secured loan and deposit facilities and investment services brokerage for retail and institutional clients.

27. PRUDENTIAL-BACHE INTERNATIONAL (UK) LIMITED (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holding & service company for U.K. subsidiaries.

28. CLIVE DISCOUNT HOLDINGS INTERNATIONAL LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

29. PAGE & GWYTHER HOLDINGS LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

30. PAGE & GWYTHER LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Inactive.

31. PRUDENTIAL-BACHE CAPITAL FUNDING (EQUITIES) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International (UK) Limited) (100%)

     London Stock Exchange broker and group custodian services.

32. CIRCLE (NOMINEES) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache Capital Funding [Equities] Limited) (100%)

     To hold stock for Prudential Capital Funding (Equities) Limited and Prudential Securities' customers in nominee name.

33. PRUDENTIAL-BACHE CAPITAL FUNDING (GILTS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

34. PRUDENTIAL-BACHE CAPITAL FUNDING (MONEY BROKERS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     London Stock Exchange money broker.

35. PRUDENTIAL-BACHE (FUTURES) LIMITED (Incorporated in England) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Broker/trader in financial futures and commodities.

36. PRUDENTIAL-BACHE INVESTOR SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as assignor limited partner for public deals offered by the Specialty Finance Department.

37. PRUDENTIAL-BACHE INVESTOR SERVICES II, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as an assignor limited partner for public deals offered by the Specialty Finance Department.

38. PRUDENTIAL-BACHE LEASING INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

39. PRUDENTIAL-BACHE MINERALS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as co-general partner in the Prudential Securities/Barrick Gold Acquisition Fund (a limited partnership).

40. PRUDENTIAL-BACHE PROGRAM SERVICES INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Issuer of puts in municipal bond offerings underwritten by Prudential Securities Incorporated.

41. PRUDENTIAL-BACHE PROPERTIES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Monitors syndicated private placements of investments in real estate and acts as general partner for real estate and other limited partnerships.

42. PRUDENTIAL-BACHE REAL ESTATE, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

43. PRUDENTIAL-BACHE SECURITIES (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Stock brokerage.

44. BACHE NOMINEES LTD. (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the fixed income department.

45. CORCARR FUNDS MANAGEMENT LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

46. CORCARR MANAGEMENT PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

47. CORCARR NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the safe custody of clients' scrip.

48. CORCARR SUPERANNUATION PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

49. DIVSPLIT NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the protection of client dividends, new issues and takeovers.

50. PRUBACHE NOMINEES PTY. LTD. (Incorporated in Australia) (50% Owned by Prudential-Bache Securities [Australia] Limited and 50% owned by Corcarr Nominees Pty. Limited, as trustee for Prudential-Bache Securities (Australia) Limited)

     Nominee/custodian for clients of Prudential-Bache Securities (Australia) Limited and Prudential Securities Incorporated.

51. PRUDENTIAL-BACHE TRADE SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for PB Trade Ltd., and Prudential-Bache Forex (USA) Inc.

52. PB TRADE LTD. (Incorporated in U.K.) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     Inactive.

53. PRUDENTIAL-BACHE FOREX (USA) INC. (Incorporated in Delaware) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     To engage in the foreign exchange business; holding company for Prudential-Bache Forex (Hong Kong) Limited and Prudential-Bache Forex (U.K.) Limited.

54. PRUDENTIAL-BACHE FOREX (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

55. PRUDENTIAL-BACHE FOREX (U.K.) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

56. PRUDENTIAL-BACHE TRANSFER AGENT SERVICES, INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a transfer agent for limited partnerships sponsored by Prudential Securities Group Inc. or sold by Prudential Securities Incorporated.

57. PRUDENTIAL SECURITIES INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Securities and commodity broker-dealer, underwriter.

58. BACHE & CO. (LEBANON) S.A.L. (Incorporated in Lebanon) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

59. BACHE & CO. S.A. DE C.V. (MEXICO) (Incorporated in Mexico) (96% owned by Prudential Securities Incorporated 4% owned by other individuals)

     Inactive.

60. BACHE HALSEY STUART SHIELDS (ANTILLES) N.V. (Incorporated in The Netherlands Antilles) (Prudential Securities Incorporated) (100%)

     Inactive.

61. BACHE INSURANCE AGENCY, INCORPORATED (Incorporated in Massachusetts) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Massachusetts.

62. BACHE INSURANCE OF ARIZONA INC. (Incorporated in Arizona) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

63. BACHE INSURANCE OF KENTUCKY, INC. (Incorporated in Kentucky) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Kentucky.

64. BACHE SHIELDS SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

65. BANOM CORPORATION (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

66. GELFAND, QUINN & ASSOCIATES INC. (Incorporated in Ohio) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

67. P-B HOLDING JAPAN INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company of Prudential Securities (Japan) Ltd.

68. PRUDENTIAL SECURITIES (JAPAN) LIMITED (Incorporated in Delaware) (Owned by P-B Holding Japan Inc.) (100%)

     Service affiliate of Prudential Securities Incorporated; registered broker-dealer.

69. PRUDENTIAL-BACHE FUTURES ASIA PACIFIC LTD. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     To introduce customers to Prudential Securities for futures transactions on U.S. Exchanges and execute futures orders on the behalf of Prudential Securities on SIMEX.

70. PRUDENTIAL-BACHE FUTURES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Non-active clearing member of the Hong Kong Futures Exchange.

71. PRUDENTIAL-BACHE NOMINEES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Acting as a nominee company for Hong Kong equities.

72. PRUDENTIAL-BACHE SECURITIES ASIA PACIFIC LTD. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Singapore.

73. PRUDENTIAL-BACHE SECURITIES (BELGIUM) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Belgium.

74. PRUDENTIAL-BACHE SECURITIES (ESPANA) S.A. (Incorporated in Spain) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Spain.

75. PRUDENTIAL-BACHE SECURITIES (FRANCE) S.A. (Incorporated in France) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in France.

76. PRUDENTIAL-BACHE SECURITIES (HOLLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Holland.

77. PRUDENTIAL-BACHE SECURITIES (HOLLAND) N.V. (Incorporated in Holland) (Owned by Prudential-Bache Securities [Holland] Inc.) (100%)

     Inactive.

78. PRUDENTIAL-BACHE SECURITIES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Hong Kong.

79. PRUDENTIAL-BACHE SECURITIES (LUXEMBOURG) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Luxembourg.

80. PRUDENTIAL-BACHE SECURITIES (MONACO) INC. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Monaco.

81. PRUDENTIAL-BACHE SECURITIES (SWITZERLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Switzerland.

82. PRUDENTIAL-BACHE SECURITIES (U.K.) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in the U.K.

82a. SHIELDS MODEL ROLAND COMPANY (Incorporated in U.K.) (Owned by
     Prudential-Bache Securities (U.K.) Inc.) (100%

     Inactive.

83. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated

     Mutual fund management company.

84. PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (Incorporated in Delaware) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Principal underwriter and distributor of mutual funds.

85. PRUDENTIAL MUTUAL FUND SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Mutual fund transfer agent and shareholder services company.

86. PRUDENTIAL SECURITIES (CHILE) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

87. PRUDENTIAL SECURITIES CMO ISSUER INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Ownership of Delaware Business Trust utilized by Mortgage Finance Unit to facilitate CALI Transaction.

88. PRUDENTIAL SECURITIES FUTURES MANAGEMENT INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     1) General partner of a limited partnership with assets invested in commodities, futures contracts and commodity-related products and 2) Commodities and futures contract business.

89. PRUDENTIAL SECURITIES (SOUTH AMERICA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company for Prudential Securities (Argentina) Incorporated and Prudential Securities (Uruguay) S.A.

90. PRUDENTIAL SECURITIES (ARGENTINA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Argentina.

91. PRUDENTIAL SECURITIES (URUGUAY) S.A. (Incorporated in Uruguay) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Uruguay.

92. SHIELDS MODEL ROLAND SECURITIES INCORPORATED (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

93. WEXFORD CLEARING SERVICES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

94. PRUDENTIAL SECURITIES LEASE HOLDING INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Owns IBM computers and leases them to Prudential Securities Incorporated.

95. PRUDENTIAL SECURITIES MUNICIPAL DERIVATIVES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as a general partner in a limited partnership structure providing floating rate & inverse floating rate municipal securities.

96. PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and sale of residential first mortgage whole loans, including purchase and sales under repurchase agreements. Sales may be in whole loan, participation certificates, agency or securitized format.

97. PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and securitization of mortgages and other assets.

98. PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC. (Incorporated in Ohio) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

99. P-B FINANCE LTD. (Incorporated in The Cayman Islands) (Owned by Prudential Securities Structured Assets, Inc) (100%)

     Finances commodity margin calls, both original and variation, and does other financing transactions for a select group of international and domestic customers.

100. R&D FUNDING CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a general partner in research and development partnerships.

101. SEAPORT FUTURES MANAGEMENT, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     1) General partner of limited partnership with assets invested in commodities, futures contracts and commodity-related products, 2) Commodities and futures contracts business.

102. SPECIAL SITUATIONS MANAGEMENT INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.


H. SUBSIDIARIES OF THE PRUDENTIAL INVESTMENT CORPORATION

1.   GATEWAY HOLDINGS, S.A. (Incorporated in Luxembourg) (100%)

     A financial holding company which owns Luxembourg registered investment management companies. Gateway Holdings, S.A. is the parent of Amicus Investment Company, Global Income Fund Management Company, S.A., Global Series Fund II Management Company, S.A., Jennison Long Bond Management Company, and PAEC Management Company.

2. AMICUS INVESTMENT COMPANY (Incorporated in the Cayman Islands) (Owned by Gateway Holdings, S.A.) (100%)

     Provides promotion and sponsorship functions for the Amicus Equity Fund, an open-ended investment trust established under the jurisdiction of the Cayman Islands.

3. GLOBAL INCOME FUND MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Income Fund, an investment fund organized in Luxembourg.

4. GLOBAL SERIES FUND II MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Series Fund II, an investment fund organized in Luxembourg.

5. JENNISON LONG BOND MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Jennison Long Bond Fund, an investment fund organized in Luxembourg. The Fund invests in a diversified portfolio of securities issued or guaranteed by the U.S. Government of which units of the fund are offered privately to Japanese institutional investors through PIC's Japan representative office in Tokyo.

6. PAEC MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Inactive.

7.   PRUDENTIAL ASSET SALES AND SYNDICATIONS, INC. (Incorporated in Delaware)
     (100%)

     Registered broker/dealer which engages in the investment banking business. Also responsible for the syndication or sale of Prudential originated private placement deals.

8.   PRUDENTIAL HOME BUILDING INVESTORS, INC. (Incorporated in New Jersey)
     (100%)

     Acts as the general partner of a limited partnership, Prudential Home Building Advisors, L.P. Through this partnership it provides investment advisory services in a portfolio of residential land improvement and/or single family home construction projects.

9.   PRUSUPPLY, INC. (Incorporated in Delaware) (100%)

     Serves as an inventory facility, holding investments pending sale for Prudential Asset Sales and Syndications, Inc. Enters into contracts for the supply of fossil fuel and other inventory.

10. PRUSUPPLY CAPITAL ASSETS, INC. (Incorporated in New Jersey) (Owned by PruSupply, Inc.) (100%)

     Serves as a capital base for the syndication activity of Prudential Asset Sales and Syndications, Inc. It will hold, invest, and reinvest stocks, bonds, etc. to support the borrowing capacity of PruSupply, Inc.

11. THE PRUDENTIAL ASSET MANAGEMENT COMPANY, INC. (Incorporated in New Jersey) (100%)

     Provides various record keeping, benefit payment, and plan consulting services to The Prudential and its clients. It also acts as a solicitor on behalf of affiliates who are investment advisors.

12. CSI ASSET MANAGEMENT, INC. (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides institutional clients (primarily state and municipal employee benefit plans) with discretionary management of portfolios investing in U.S. stocks and bonds.

13. ENHANCED INVESTMENT TECHNOLOGIES, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides investment advisory services to institutional clients using domestic index portfolios.

14. MERCATOR ASSET MANAGEMENT, INC. (Incorporated in Florida) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

15. PCM INTERNATIONAL, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

16. PRUDENTIAL ASIA INVESTMENTS LIMITED (Incorporated in the British Virgin Islands) (Common stock 100% owned by The Prudential Asset Management Company, Inc. and preferred stock 50% owned by The Prudential Asset Management Company, Inc. and 50% owned by Prudential Securities Group Inc.)

     A holding company for subsidiaries engaged in investment management, merchant banking, portfolio management and direct investment activities in the Far East.

17. PRUASIA DBS LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Investments Limited) (50%)

     Provides corporate finance services in the Far East.

18. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Fund Management Limited and Prudential Asia Fund Managers (HK) Limited and engages in portfolio investment management and advisory services with a concentration on publicly traded securities.

19. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in the United States.

20. PRUDENTIAL ASIA FUND MANAGERS (HK) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in Hong Kong.

21. PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     Makes direct investments and provides investment advisory services in China, Taiwan, Korea, Japan, Australia and New Zealand.

22. PAMA (INDONESIA) LIMITED (Incorporated in the British Virgin Islands) (Owned by Prudential Asset Management Asia Limited (BVI)) (75%)

     Engaged in the management and operation of PT PAMA Indonesia, an Indonesian Venture Capital Company, and a unit trust which makes direct investments in Indonesian companies.

23. PAMA (SINGAPORE) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments, corporate finance and portfolio management activities in Singapore.

24.  PRUDENTIAL ASSET MANAGEMENT ASIA HONG KONG LIMITED (Incorporated in
     Hong Kong) (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments and portfolio management activities in Hong Kong.

25. P.T. PAMA VENTURA INDONESIA (Incorporated in Indonesia) (Owned by Prudential Asset Management Asia Limited [BVI]) (65%)

     An Indonesian Venture Capital Company which invests directly in Indonesian companies or in a trust that invests in Indonesian companies.

26. SJ BEDDING B.V. (Incorporated in the Netherlands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Investments Limited's investment in the shares of Simmons Co., Limited.

27. SIMMONS BEDDING AND FURNITURE (HK) LIMITED (Incorporated in Hong Kong) (Owned by SJ Bedding BV) (66.24%)

     Collectively with its affiliates engages in the manufacturing, sales and distribution of bedding products, furniture and accessories in Japan, Hong Kong, Singapore and Macau.

28. SIMMONS ASIA LIMITED (Incorporated in the British Virgin Islands) (Owned by Simmons Bedding & Furniture [HK] Limited) (90%)

     Engages in the business of licensing Simmons related trademarks and technology in Asia Pacific countries other than those covered by Simmons Co., Limited.

29. SIMMONS (SOUTHEAST ASIA) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Simmons Asia Limited) (100%)

     Carries out manufacturing and distribution activities of the bedding products, furniture and accessories in Singapore.

30. SIMMONS CO., LIMITED (Incorporated in Japan) (Owned by SJ Bedding B.V.) (66.24%)

     A holding company for Simmons Bedding and Furniture (HK) Limited.

31. PRUDENTIAL ASSET MANAGEMENT COMPANY SECURITIES CORPORATION (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Markets to institutional clients investment products developed by other Prudential affiliates that must be sold by an SEC registered broker-dealer with a membership in the NASD.

32. PRUDENTIAL TIMBER INVESTMENTS, INC. (Incorporated in New Jersey) (100% of common stock owned by The Prudential Asset Management Company, Inc.) (100% of preferred stock owned by The Prudential Insurance Company of America.)

     Provides timber investment management services to institutional clients. Acquires and manages commercial timber properties with the goal of generating competitive returns.

33. THE PRUDENTIAL INVESTMENT ADVISORY COMPANY, LTD. (Incorporated in Japan) (100%)

     Provides investment management services to Japanese institutional investors and for Prudential's General Account with respect to Japanese and global securities.

34.  THE PRUDENTIAL PROPERTY COMPANY, INC. (Incorporated in New Jersey) (100%)

     Inactive.

35.  THE PRUDENTIAL REALTY ADVISORS, INC. (Incorporated in New Jersey) (100%)

     Provides advice and administrative services to others with respect to the ownership, sale, and management of real property.

36.  TRGOAG COMPANY, INC. (Incorporated in Delaware) (100%)

     Organized to own interests in oil and gas properties.

Item 27. NUMBER OF CONTRACTOWNERS


As of February 28, 1997, the number of contractowners of qualified contracts offered by Registrant was 479, and the number of contractowners of non-qualified contracts offered by Registrant was 6.


Item 28. INDEMNIFICATION

The Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance Program, purchased by The Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of The Prudential, any of its subsidiaries, or certain investment companies affiliated with The Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2 claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the Program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey Law permitting or requiring indemnification, New Jersey being the state of organization of The Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of The Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

     (a) Prudential Retirement Services, Inc., an indirect wholly owned subsidiary of Prudential, acts as the principal underwriter for the registrant and also for The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, which are registered as open-end management investment companies under the Investment Company Act of 1940.

          Prudential is the depositor for the Registrant and for Prudential's Investment Plan Account, Prudential's Annuity Plan Account, Prudential's Annuity Plan Account-2, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account, unit investment trusts registered under the Investment Company Act of 1940.

     (b)  Not Applicable.

     (c) Reference is made to the Section entitled "Charges" of the prospectus (Part A of this Registration Statement) and "Investment Management and Administration of VCA-10, VCA-11 and VCA-24" on page 2 of the Statement of Additional Information (Part B of this Registration Statement).

Item 30. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

     The Prudential Insurance Company of America and The Prudential Investment Corporation
     Prudential Plaza
     Newark, New Jersey 07102-3777


     Prudential Mutual Fund Management LLC
     Gateway Three Building
     100 Mulberry Street
     Newark, New Jersey 07102


     The Prudential Insurance Company of America and
     The Prudential Investment Corporation
     56 North Livingston Avenue
     Roseland, New Jersey 07068

     The Prudential Insurance Company of America
     c/o Prudential Defined Contribution Services
     30 Scranton Office Park
     Moosic, Pennsylvania 18507-1789

     The Prudential Insurance Company of America
     c/o The Prudential Asset Management Company, Inc.
     71 Hanover Road
     Florham Park, New Jersey 07932

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105

Item 31. MANAGEMENT SERVICES

     Not applicable.

Item 32. UNDERTAKINGS

     (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information promptly upon written or oral request.

     (d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 8, 1988.

     (e) Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraph (a) - (d) of the Rule.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 1997, and certifies this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus.

                              THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
                              (Registrant)

                              By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  and

                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Depositor)


                              By:   /s/ MENDEL A. MELZER
                                 ---------------------------------
                                        Mendel A. Melzer
                                        Second Vice President


     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the date indicated.


Signature                              Title                         Date
---------                              -----                         ----


*ARTHUR F. RYAN                Chairman of the Board,     )
-------------------------      President and Chief        )
Arthur F. Ryan                 Executive Officer          )      April 30, 1997





                         *By: /s/ C. CHRISTOPHER SPRAGUE
                             ---------------------------
                                  C. CHRISTOPHER SPRAGUE
                                  (Attorney-in-Fact)

Signature                              Title                         Date
---------                              -----                         ----

                               Senior Vice President      )
*MARK B. GRIER                 and Comptroller and        )
-------------------------      Principal Financial        )
Mark B. Grier                  Officer                    )

*FRANKLIN E. AGNEW                                        )
-------------------------      Director                   )
Franklin E. Agnew                                         )

*FREDERIC K. BECKER                                       )
-------------------------      Director                   )
Frederic K. Becker                                        )

*WILLIAM W. BOESCHENSTEIN                                 )
-------------------------      Director                   )
William W. Boeschenstein                                  )


                                                          )      April 30, 1997

*JAMES G. CULLEN                                          )
-------------------------      Director                   )
James G. Cullen                                           )

*CAROLYNE K. DAVIS                                        )
-------------------------      Director                   )
Carolyne K. Davis                                         )

*ROGER A. ENRICO                                          )
-------------------------      Director                   )
Roger A. Enrico                                           )

*ALLAN D. GILMOUR                                         )
-------------------------      Director                   )
Allan D. Gilmour                                          )

*WILLIAM H. GRAY, III                                     )
-------------------------      Director                   )
William H. Gray, III                                      )

*JON F. HANSON                                            )
-------------------------      Director                   )
Jon F. Hanson                                             )


                         *By: /s/ C. CHRISTOPHER SPRAGUE
                             ---------------------------
                                  C. CHRISTOPHER SPRAGUE
                                  (Attorney-in-Fact)

Signature                              Title                         Date
---------                              -----                         ----

*CONSTANCE J. HORNER                                      )
-------------------------      Director                   )
Constance J. Horner                                       )



*BURTON G. MALKIEL                                        )
-------------------------      Director                   )
Burton G. Malkiel                                         )

*CHARLES R. SITTER                                        )
-------------------------      Director                   )
Charles R. Sitter                                         )

*DONALD L. STAHELI                                        )
-------------------------      Director                   )
Donald L. Staheli                                         )


*RICHARD M. THOMSON                                       )
-------------------------      Director                   )      April 30, 1997
Richard M. Thomson                                        )


JAMES A. UNRUH                                            )
-------------------------      Director                   )
James A. Unruh                                            )

*P. ROY VAGELOS, M.D.                                     )
-------------------------      Director                   )
P. Roy Vagelos, M.D.                                      )

*STANLEY C. VAN NESS                                      )
-------------------------      Director                   )
Stanley C. Van Ness                                       )

*PAUL A. VOLCKER                                          )
-------------------------      Director                   )
Paul A. Volcker                                           )

*JOSEPH H. WILLIAMS                                       )
-------------------------      Director                   )
Joseph H. Williams                                        )


                         *By: /s/ C. CHRISTOPHER SPRAGUE
                             ---------------------------
                                  C. CHRISTOPHER SPRAGUE
                                  (Attorney-in-Fact)



                                  Exhibit Index




Ex-99.(14)(a)(i)   Consent of Price Waterhouse LLP, Independent Auditors ...............................  C-__.

Ex-99.(14)(a)(ii)  Consent of Deloitte & Touche LLP, Independent Accountants ...........................  C-__.

Ex-99.17           Financial Data Schedule .............................................................  C-__.
